UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-21972

Name of Fund: BlackRock Credit Allocation Income Trust (BTZ)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Credit Allocation

Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2013

Date of reporting period: 04/30/2013

Item 1 – Report to Stockholders

APRIL 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Credit Allocation Income Trust (BTZ)

BlackRock Floating Rate Income Trust (BGT)

BlackRock Multi-Sector Income Trust (BIT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	APRIL 30, 2013

Dear Shareholder

About this time one year ago, financial market activity was dominated by concerns about Europe’s debt crisis. Investors were also discouraged by gloomy economic reports from various parts of the world, particularly in China. As the outlook for the global economy worsened, however, investors grew increasingly optimistic that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. In early September, the ECB announced its sovereign bond-buying program designed to support the region’s debt-laden countries. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by these aggressive policy actions, risk assets weakened in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings and volatility rose in advance of the US Presidential election. In the post-election environment, investors became more concerned about the “fiscal cliff,” the automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. Ultimately, the worst of the fiscal cliff was averted with a last-minute tax deal, although decisions relating to spending cuts and the debt ceiling were postponed, leaving lingering uncertainty.

Investors shook off the nerve-wracking finale to 2012 and the New Year began with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines out of Europe. Against this backdrop, global equities surged through January while rising US Treasury yields pressured high quality fixed income assets (as prices move in the opposite direction of yields).

However, bond markets regained strength in February (as yields once again dropped) when global economic momentum slowed and investors toned down their risk appetite. International stock markets weakened amid a resurgence of macro risk out of Europe. A stalemate presidential election in Italy was a reminder that political instability continued to plague the eurozone and a severe banking crisis in Cyprus underscored the fragility of the broader European banking system. In the United States, stocks continued to rise, but at a more moderate pace. Investors grew more cautious given uncertainty as to how long the central bank would continue its stimulus programs. How government spending cuts would impact the already slow economic recovery was another concern. But improving labor market data and rising home prices boosted sentiment in March, pushing major US stock indices to all-time highs. Investors scaled back their enthusiasm in April due to a series of disappointing economic reports. On the whole, US stocks have performed well thus far in 2013 as the US economy demonstrated enough resilience to allay fears of recession, but growth has remained slow enough to dissuade the US Federal Reserve from changing its stance.

Despite continued headwinds for global growth, risk assets have rallied, driven largely by investors seeking meaningful yields in the ongoing low-interest-rate environment. For the 6- and 12-month periods ended April 30, 2013, US and international stocks and high yield bonds posted strong gains. Emerging market equities lagged the rally as the uneven pace of global growth raised doubts that developing economies could thrive in the near term. US Treasury yields were highly volatile over the past 12 months, although they continue to remain low from a historical perspective. US Treasury and investment-grade bonds generated modest returns in this environment, while tax-exempt municipal bonds benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Market conditions have improved over the past couple of years, but investors still remain highly uncertain and many of the old ways of investing no longer work. That’s why the new world of investing calls for a new approach. One that seeks out more opportunities in more places across a broader array of investments in a portfolio designed to move freely as the markets move up and down. Visit www.blackrockplan.com to learn more about how to take action.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite continued headwinds for global growth, risk assets have rallied, driven largely by investors seeking meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	14.42%	16.89%
US small cap equities (Russell 2000® Index)	16.58	17.69
International equities (MSCI Europe, Australasia, Far East Index)	16.90	19.39
Emerging market equities (MSCI Emerging Markets Index)	5.29	3.97
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.12
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	1.52	5.07
US investment grade bonds (Barclays US Aggregate Bond Index)	0.90	3.68
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.01	5.74
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.26	13.95
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of April 30, 2013	BlackRock Credit Allocation Income Trust

Trust Overview

BlackRock Credit Allocation Income Trust’s (BTZ) (the “Trust”) investment objective is to provide current income, current gains and capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

•

On July 27, 2012, the Board of Directors of BTZ approved separate plans of reorganization whereby BTZ would acquire all of the assets and assume all of the liabilities of Credit Allocation Income Trust (PSW), Credit Allocation Income Trust II (PSY) and Credit Allocation Income Trust III (BPP) (each a “Target Fund”) in exchange for newly issued shares of BTZ in a merger transaction. At a shareholder meeting on November 2, 2012, each Target Fund’s shareholders approved their respective plan of reorganization and BTZ shareholders approved the issuance of BTZ shares in connection with each reorganization. The reorganizations took place on December 10, 2012. On February 11, 2013, BTZ changed its name to BlackRock Credit Allocation Income Trust.

How did the Trust perform?

•

For the six-month period ended April 30, 2013, the Trust returned 5.04% based on market price and 5.88% based on net asset value (“NAV”). For the same period, the closed-end Lipper Corporate BBB-Rated Debt Funds (Leveraged) category posted an average return of 5.12% based on market price and 4.83% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Trust’s heavy exposure to credit sectors had a positive impact on performance as risk assets broadly rallied during the period. The Trust maintained a high level of leverage, which enhanced results in the positive market environment. A preference for companies generating cash flows sourced from the US domestic market proved beneficial. Also contributing positively to returns were the Trust’s large allocations to the higher-yielding credit sectors such as high yield bonds, subordinated financials and lower-quality investment grade bonds.

Describe recent portfolio activity.

•

During the six-month period, the Trust was tactical in rotating in and out of sectors and individual credit names, but overall, did not make major changes to its overall positioning. The Trust continued to maintain a stance based on the assumption that the current low-growth, low-interest rate and low-volatility environment would continue for the near term. Thus far, the slow-growth paradigm in the United States has not proved sufficient to warrant a major change in central bank monetary policy and, as a result, credit sectors have been well supported. In this scenario where corporate funding is cheap and re-levering is a reality, the Trust remained focused on bottom-up security selection within industrials given the event-driven headline risk for a number of credits in that space.

Describe portfolio positioning at period end.

•

As of period end, the Trust’s positioning remained largely consistent with the themes of 2012, which reflect a base case of the continuation of modest growth, accommodative monetary policy and low interest rates. In this environment, credit conditions remained supportive and thus the Trust retained its allocations to high yield bonds, financials, capital securities, and companies with cash flows derived from the United States.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	SEMI-ANNUAL REPORT	APRIL 30, 2013

BlackRock Credit Allocation Income Trust

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BTZ
Initial Offering Date	December 27, 2006
Current Distribution Rate on Closing Market Price as of April 30, 2013 ($14.42)[1]	6.53%
Current Monthly Distribution per Common Share[2]	$0.0785
Current Annualized Distribution per Common Share[2]	$0.9420
Economic Leverage as of April 30, 2013[3]	31%

[1]

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a tax return of capital. See the Additional Information — Section 19(a) Notices section for the estimated sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

[3]

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/13	10/31/12	Change	High	Low
Market Price	$14.42	$14.23	1.34%	$14.44	$13.57
Net Asset Value	$15.70	$15.37	2.15%	$15.70	$15.17

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocation of the Trust’s corporate bond and US government securities investments:

Portfolio Composition
	4/30/13	10/31/12
Corporate Bonds	79%	80%
Preferred Securities	17	16
US Treasury Obligations	2	2
Taxable Municipal Bonds	1	1
Asset-Backed Securities	1	1

Credit Quality Allocation[4]
	4/30/13	10/31/12
AAA/Aaa[5]	2%	3%
AA/Aa	2	2
A	20	25
BBB/Baa	41	39
BB/Ba	21	18
B	11	10
CCC/Caa	1	1
Not Rated	2	2

[4]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[5]	Includes US Government Sponsored Agency Securities and/or US Treasury Obligations, which were deemed AAA by the investment advisor.

SEMI-ANNUAL REPORT	APRIL 30, 2013	5

Trust Summary as of April 30, 2013	BlackRock Floating Rate Income Trust

Trust Overview

BlackRock Floating Rate Income Trust’s (BGT) (the “Trust”) primary investment objective is to provide a high level of current income. The Trust’s secondary investment objective is to seek the preservation of capital. The Trust seeks to achieve its investment objectives by investing primarily, under normal conditions, at least 80% of its assets in floating and variable rate instruments of US and non-US issuers, including a substantial portion of its assets in global floating and variable rate securities including senior secured floating rate loans made to corporate and other business entities. Under normal market conditions, the Trust expects that the average effective duration of its portfolio will be no more than 1.5 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the six-month period ended April 30, 2013, the Trust returned 10.55% based on market price and 6.56% based on NAV. For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of 8.61% based on market price and 6.32% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Security selection in the technology and gaming sectors contributed positively to results, as did the Trust’s tactical allocation to fixed-rate high yield corporate bonds, which outperformed floating rate loan interests (bank loans) over the period. The Trust’s preference for non-US loan credits versus emerging market sovereign bonds had a positive impact as well.

•	Conversely, security selection in the electric and media non-cable sectors detracted from performance. The Trust’s large exposures to the wireless and media cable sectors also had a negative impact.

Describe recent portfolio activity.

•

During the six-month period, the Trust maintained its focus on the higher quality portions of the loan market in terms of loan structure, liquidity and overall credit quality. The Trust sought issuers with attractive risk-reward characteristics and superior fundamentals, while avoiding lower-rated, less-liquid loan names that have rallied significantly, but offer a less compelling risk-reward trade-off. More specifically, with the average loan trading at or just above par today (leaving little or no potential for price appreciation and increased risk for unfavorable re-pricing), the Trust placed an emphasis on attaining attractive coupon income and investing in strong companies that are better positioned to endure the continued fragile economic environment.

Describe portfolio positioning at period end.

•

At period end, the Trust held 81% of its total portfolio in floating rate loan interests, 15% in corporate bonds and 3% in asset-backed securities, with the remainder invested in a mix of common stocks and other interests. The Trust’s largest sector exposures included health care, consumer services and gaming. The Trust ended the period with leverage at approximately 29% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	APRIL 30, 2013

BlackRock Floating Rate Income Trust

Trust Information

Symbol on NYSE	BGT
Initial Offering Date	August 30, 2004
Current Distribution Rate on Closing Market Price as of April 30, 2013 ($16.00)[1]	5.81%
Current Monthly Distribution per Common Share[2]	$0.0775
Current Annualized Distribution per Common Share[2]	$0.9300
Economic Leverage as of April 30, 2013[3]	29%

[1]

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

[3]

Represents the loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/13	10/31/12	Change	High	Low
Market Price	$16.00	$15.07	6.17%	$16.23	$13.90
Net Asset Value	$14.86	$14.52	2.34%	$14.86	$14.45

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocation of the Trust’s corporate bonds:

Portfolio Composition
	4/30/13	10/31/12
Floating Rate Loan Interests	81%	80%
Corporate Bonds	15	16
Asset-Backed Securities	3	2
Foreign Agency Obligations	—	1
Common Stocks	1	1

Credit Quality Allocation[4]
	4/30/13	10/31/12
BBB/Baa	13%	19%
BB/Ba	28	36
B	56	42
CCC/Caa	2	2
Not Rated	1	1

[4]	Using the higher of S&P's or Moody's ratings.

SEMI-ANNUAL REPORT	APRIL 30, 2013	7

Trust Summary as of April 30, 2013	BlackRock Multi-Sector Income Trust

Trust Overview

BlackRock Multi-Sector Income Trust’s (BIT) (the “Trust”) primary investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in loan and debt instruments and other investments with similar economic characteristics. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BIT
Initial Offering Date	February 27, 2013
Current Distribution Rate on Closing Market Price as of April 30, 2013 ($19.16)[1]	7.31%
Current Monthly Distribution per Common Share[2]	$0.1167
Current Annualized Distribution per Common Share[2]	$1.4004
Economic Leverage as of April 30, 2013[3]	23%

[1]

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a tax return of capital. See the Additional Information — Section 19(a) Notices section for the estimated sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

[3]

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/13	2/27/13[4]	Change	High	Low
Market Price	$19.16	$20.00	(4.20)%	$20.50	$18.69
Net Asset Value	$19.54	$19.10	2.30%	$19.54	$19.05

[4]	Commencement of operations.

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocation of the Trust’s corporate bond and US government securities investments:

Portfolio Composition
4/30/13
Corporate Bonds	40%
Non-Agency Mortgage-Backed Securities	20
Asset-Backed Securities	19
Preferred Securities	10
Floating Rate Loan Interests	7
US Government Sponsored Agency Securities	4

Credit Quality Allocation[5]
4/30/13
AAA/Aaa[6]	8%
AA/Aa	—
A	1
BBB/Baa	3
BB/Ba	33
B	43
CCC/Caa	9
Not Rated	3

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]	Includes US Government-Sponsored Agency Securities, which were deemed AAA/Aaa by the investment advisor.

8	SEMI-ANNUAL REPORT	APRIL 30, 2013

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

The Trusts may utilize leverage by borrowing through a credit facility and/or entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trusts had not used leverage.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it borrows for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays borrowing costs and interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from the borrowings earn income based on long-term interest rates. In this case, the borrowing costs and interest expense of the borrowings is significantly lower than the income earned on the Trust’s long-term investments, and therefore the Trust’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ borrowings does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAV positively or negatively in addition to the impact on Trust performance from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Trusts, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trusts are permitted to issue senior securities representing indebtedness up to 33 1/3% of their total managed assets (each Trust’s net assets plus the proceeds of any outstanding borrowings). If the Trusts segregate liquid assets having a value not less than the repurchase price (including accrued interest), a reverse repurchase agreement will not be considered a senior security and therefore will not be subject to this limitation. In addition, each Trust voluntarily limits its aggregate economic leverage to 50% of its managed assets. As of April 30, 2013, the Trusts had aggregate economic leverage from reverse repurchase agreements and/or borrowings through a credit facility as a percentage of their total managed assets as follows:

Percent of Economic Leverage
BTZ	31%
BGT	29%
BIT	23%

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2013	9

Schedule of Investments April 30, 2013 (Unaudited)	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
321 Henderson Receivables I LLC, Series 2012-1A, Class A, 4.21%, 2/16/65 (a)	USD	2,897	$3,210,589
Atrium CDO Corp., Series 5A, Class A4, 0.68%, 7/20/20 (a)(b)		9,000	8,415,000
SLM Student Loan Trust, Series 2004-B, Class A2, 0.48%, 6/15/21 (b)		4,788	4,715,960
Total Asset-Backed Securities – 1.0%			16,341,549

Corporate Bonds
Aerospace & Defense — 0.5%
Bombardier, Inc., 4.25%, 1/15/16 (a)		1,390	1,450,813
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18		1,430	1,581,937
7.13%, 3/15/21		2,000	2,225,000
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		3,418	3,768,345

			9,026,095
Airlines — 0.6%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 10/15/21		755	798,718
Continental Airlines Pass-Through Trust:
Series 2009-2, Class B, 9.25%, 5/10/17		3,626	4,065,125
Series 2012-3, Class C, 6.13%, 4/29/18		2,040	2,080,800
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G-1, 6.72%, 1/02/23		3,582	3,994,039

			10,938,682
Auto Components — 1.1%
Delphi Corp., 6.13%, 5/15/21		870	973,312
Ford Motor Co., 7.45%, 7/16/31		3,660	4,869,912
Icahn Enterprises LP, 8.00%, 1/15/18		9,200	9,890,000
Schaeffler Finance BV, 4.75%, 5/15/21 (a)		2,470	2,500,875

			18,234,099
Beverages — 0.7%
Anheuser-Busch InBev Worldwide, Inc., 1.38%, 7/15/17 (c)		3,375	3,420,218
Constellation Brands, Inc.:
7.25%, 5/15/17		6,615	7,706,475
4.25%, 5/01/23 (d)		1,240	1,240,000

			12,366,693
Building Products — 0.5%
Building Materials Corp. of America (a):
7.00%, 2/15/20		1,430	1,565,850
6.75%, 5/01/21		3,600	3,987,000
Cemex SAB de CV, 5.88%, 3/25/19 (a)		440	447,700
Momentive Performance Materials, Inc., 8.88%, 10/15/20		1,030	1,122,700
Texas Industries, Inc., 9.25%, 8/15/20		1,342	1,494,653

			8,617,903
Capital Markets — 4.6%
Ameriprise Financial, Inc., 5.30%, 3/15/20 (c)	USD	10,000	$12,018,350
The Goldman Sachs Group, Inc. (c):
6.25%, 9/01/17		625	735,201
6.15%, 4/01/18		1,650	1,949,425
7.50%, 2/15/19		5,165	6,512,988
5.25%, 7/27/21		1,175	1,362,367
5.75%, 1/24/22		5,500	6,566,989
6.25%, 2/01/41		15,000	18,712,755
Morgan Stanley:
0.76%, 10/15/15 (b)		1,325	1,308,422
5.63%, 9/23/19 (c)		6,770	7,886,684
5.75%, 1/25/21 (c)		5,495	6,540,545
5.50%, 7/28/21		2,695	3,162,900
3.75%, 2/25/23		2,000	2,075,688
UBS AG:
2.25%, 1/28/14 (c)		3,170	3,209,777
5.88%, 7/15/16		5,025	5,642,462

			77,684,553
Chemicals — 2.6%
Ashland, Inc., 3.88%, 4/15/18 (a)		1,745	1,797,350
Axiall Corp., 4.88%, 5/15/23 (a)		367	383,515
Basell Finance Co. BV, 8.10%, 3/15/27 (a)		6,000	8,265,000
Celanese US Holdings LLC, 5.88%, 6/15/21		2,615	2,928,800
Eagle Spinco, Inc., 4.63%, 2/15/21 (a)		1,674	1,757,700
Huntsman International LLC:
4.88%, 11/15/20		1,651	1,729,422
8.63%, 3/15/21 (c)		2,000	2,300,000
INEOS Finance Plc (a):
8.38%, 2/15/19		255	287,513
7.50%, 5/01/20		2,080	2,324,400
Linde Finance BV, 7.38%, 7/14/66 (b)	EUR	2,086	3,193,572
LyondellBasell Industries NV, 5.75%, 4/15/24 (c)	USD	6,370	7,674,894
Nufarm Australia Ltd., 6.38%, 10/15/19 (a)		990	1,017,225
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20 (a)		885	898,275
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., 6.50%, 4/15/21 (a)		1,450	1,486,250
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		5,926	6,251,930
Tronox Finance LLC, 6.38%, 8/15/20 (a)		737	735,157
US Coatings Acquisition, Inc./Flash Dutch 2 BV, 7.38%, 5/01/21 (a)		617	658,648

			43,689,651
Commercial Banks — 4.2%
Asciano Finance Ltd., 5.00%, 4/07/18 (a)		3,000	3,300,603
Associated Banc-Corp, 5.13%, 3/28/16 (c)		7,430	8,147,471
Branch Banking & Trust Co. (b):
0.60%, 9/13/16		3,750	3,715,402
0.59%, 5/23/17		2,250	2,214,403
CIT Group, Inc.:
4.25%, 8/15/17		4,600	4,876,000
5.25%, 3/15/18		4,030	4,453,150

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ARB	Airport Revenue Bonds
CAD	Canadian Dollar
CHF	Swiss Franc
DIP	Debtor-In-Possession
EUR	Euro

FKA	Formerly Known As
GBP	British Pound
RB	Revenue Bonds
TBA	To Be Announced
USD	US Dollar

See Notes to Financial Statements.

10	SEMI-ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Commercial Banks (concluded)
CIT Group, Inc. (concluded):
6.63%, 4/01/18 (a)	USD	335	$391,113
5.50%, 2/15/19 (a)		3,500	3,946,250
5.00%, 8/15/22		1,440	1,610,394
City National Corp., 5.25%, 9/15/20 (c)		2,900	3,292,390
Discover Bank, 8.70%, 11/18/19		748	1,004,910
HSBC Finance Corp., 6.68%, 1/15/21 (c)		5,150	6,231,773
Rabobank Nederland, 3.95%, 11/09/22 (c)		3,775	3,891,402
Regions Financial Corp., 5.75%, 6/15/15		6,110	6,654,566
RESPARCS Funding LP I, 8.00% (e)		4,000	820,000
Santander Holdings USA, Inc., 3.00%, 9/24/15		3,750	3,880,639
SpareBank 1 Boligkreditt SA, 1.25%, 5/02/18 (a)(d)		1,725	1,720,175
SVB Financial Group, 5.38%, 9/15/20 (c)		2,850	3,258,858
Wachovia Bank NA, 6.60%, 1/15/38 (c)		3,620	4,918,443
Wells Fargo & Co., 3.45%, 2/13/23 (c)		2,325	2,372,411

			70,700,353
Commercial Services & Supplies — 3.9%
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (a)		1,003	1,095,778
The ADT Corp., 4.13%, 6/15/23 (a)		4,175	4,382,907
Aviation Capital Group Corp. (a):
7.13%, 10/15/20 (c)		31,000	35,616,241
6.75%, 4/06/21		7,850	8,764,454
Casella Waste Systems, Inc., 7.75%, 2/15/19		716	692,730
Corrections Corp. of America, 7.75%, 6/01/17		10,585	11,045,447
Covanta Holding Corp., 6.38%, 10/01/22		2,245	2,456,580
HDTFS, Inc., 6.25%, 10/15/22		1,560	1,745,250
Mobile Mini, Inc., 7.88%, 12/01/20		930	1,039,275

			66,838,662
Communications Equipment — 0.9%
Avaya, Inc., 10.50%, 3/01/21 (a)(c)		2,628	2,424,330
Brocade Communications Systems, Inc., 6.88%, 1/15/20 (c)		8,695	9,564,500
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		2,400	2,706,000

			14,694,830
Computers & Peripherals — 0.1%
NetApp, Inc., 2.00%, 12/15/17		1,450	1,460,981
Construction & Engineering — 0.1%
Weekley Homes LLC, 6.00%, 2/01/23 (a)		825	855,938
Construction Materials — 0.7%
HD Supply, Inc.:
8.13%, 4/15/19		6,745	7,630,281
7.50%, 7/15/20 (a)		2,905	3,144,663
11.50%, 7/15/20		1,530	1,820,700

			12,595,644
Consumer Finance — 4.1%
Capital One Bank USA NA, 3.38%, 2/15/23		11,610	11,813,430
Daimler Finance North America LLC, 2.63%, 9/15/16 (a)(c)		11,550	12,049,307
Discover Financial Services, 3.85%, 11/21/22		3,252	3,404,242
Experian Finance Plc, 2.38%, 6/15/17 (a)(c)		2,550	2,607,087
Ford Motor Credit Co. LLC:
8.00%, 12/15/16		4,000	4,814,860
5.88%, 8/02/21		9,420	10,991,755
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		5,620	5,964,225
SLM Corp.:
3.88%, 9/10/15		5,000	5,189,615
6.25%, 1/25/16		11,620	12,636,750

			69,471,271
Containers & Packaging — 1.9%
Ardagh Packaging Finance Plc (a):
7.38%, 10/15/17	USD	410	$452,025
9.13%, 10/15/20		1,130	1,276,900
7.00%, 11/15/20		445	470,588
4.88%, 11/15/22		658	672,805
Ball Corp.:
7.13%, 9/01/16		5,000	5,281,250
6.75%, 9/15/20		7,360	8,123,600
Bemis Co., Inc., 6.80%, 8/01/19		200	242,617
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		3,128	3,456,440
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23 (a)		557	568,836
Graphic Packaging International, Inc., 4.75%, 4/15/21		1,285	1,336,400
Reynolds Group Issuer, Inc., 5.75%, 10/15/20		4,620	4,839,450
Sealed Air Corp. (a):
6.50%, 12/01/20		2,330	2,603,775
8.38%, 9/15/21		700	819,000
Smurfit Kappa Acquisitions, 4.88%, 9/15/18 (a)		1,740	1,805,250

			31,948,936
Diversified Consumer Services — 0.5%
313 Group, Inc., 6.38%, 12/01/19 (a)		2,600	2,619,500
Rent-A-Center, Inc., 4.75%, 5/01/21 (a)		1,769	1,782,267
Service Corp. International, 4.50%, 11/15/20		4,382	4,469,640

			8,871,407
Diversified Financial Services — 8.8%
Aircastle Ltd., 6.25%, 12/01/19		3,162	3,525,630
Ally Financial, Inc.:
4.50%, 2/11/14		3,900	3,987,750
8.30%, 2/12/15		5,290	5,878,512
8.00%, 11/01/31		5,240	6,897,150
Bank of America Corp.:
3.75%, 7/12/16 (c)		5,525	5,877,440
5.30%, 3/15/17 (c)		13,440	15,115,162
5.00%, 5/13/21 (c)		17,100	19,569,616
5.70%, 1/24/22		2,590	3,087,011
3.30%, 1/11/23 (c)		4,410	4,466,576
Blackstone Holdings Finance Co. LLC, 4.75%, 2/15/23 (a)(c)		2,800	3,133,250
Carlyle Holdings Finance LLC, 3.88%, 2/01/23 (a)(c)		1,500	1,564,300
Citigroup, Inc. (c):
4.45%, 1/10/17		4,800	5,308,032
8.50%, 5/22/19		464	624,178
Countrywide Financial Corp., 6.25%, 5/15/16 (c)		8,069	9,003,140
DPL, Inc.:
6.50%, 10/15/16		955	1,021,850
7.25%, 10/15/21		2,685	2,859,525
General Motors Financial Co., Inc., 6.75%, 6/01/18		1,700	1,942,250
ING Bank NV, 5.00%, 6/09/21 (a)(c)		8,000	9,158,232
Intesa Sanpaolo SpA, 3.13%, 1/15/16		5,450	5,448,022
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)		2,105	2,189,200
Jefferies Group LLC, 5.13%, 1/20/23		1,850	2,007,515
LeasePlan Corp. NV, 3.00%, 10/23/17 (a)(c)		6,775	6,939,632
Macquarie Bank Ltd., 5.00%, 2/22/17 (a)(c)		2,325	2,591,952
Moody’s Corp., 6.06%, 9/07/17		20,000	21,640,460
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19		1,588	1,711,070
9.00%, 4/15/19		110	118,800

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2013	11

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Diversified Financial Services (concluded)
Reynolds Group Issuer, Inc. (concluded):
7.88%, 8/15/19	USD	2,480	$2,777,600
9.88%, 8/15/19		855	959,737
6.88%, 2/15/21		365	397,850

			149,801,442
Diversified Telecommunication Services — 3.6%
AT&T, Inc., 6.30%, 1/15/38 (c)		12,000	15,070,260
CenturyLink, Inc., Series V, 5.63%, 4/01/20		1,660	1,772,291
Level 3 Financing, Inc.:
8.13%, 7/01/19		11,171	12,316,027
8.63%, 7/15/20		2,240	2,531,200
Lynx I Corp., 5.38%, 4/15/21 (a)		1,394	1,488,095
Telecom Italia Capital SA, 6.18%, 6/18/14		3,350	3,518,157
Telefonica Emisiones SAU:
3.19%, 4/27/18		6,550	6,629,628
4.57%, 4/27/23		3,450	3,540,466
Verizon Communications, Inc., 7.35%, 4/01/39 (c)		7,825	10,969,304
Windstream Corp., 7.88%, 11/01/17		2,280	2,661,900

			60,497,328
Electric Utilities — 3.8%
CMS Energy Corp., 5.05%, 3/15/22		9,900	11,574,268
Dominion Resources, Inc., 8.88%, 1/15/19 (c)		8,000	10,934,088
Duke Energy Corp., 3.55%, 9/15/21 (c)		3,650	3,930,499
Great Plains Energy, Inc., 5.29%, 6/15/22		5,550	6,402,291
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17		1,744	1,944,508
Nisource Finance Corp.:
6.40%, 3/15/18		3,580	4,329,462
5.25%, 2/15/43		2,075	2,237,332
Oncor Electric Delivery Co. LLC (c):
4.10%, 6/01/22		4,150	4,606,093
5.30%, 6/01/42		2,750	3,254,034
Progress Energy, Inc., 7.00%, 10/30/31 (c)		12,000	16,007,904

			65,220,479
Electrical Equipment — 0.1%
GrafTech International Ltd., 6.38%, 11/15/20 (a)		2,385	2,504,250
Electronic Equipment, Instruments & Components — 0.3%
Jabil Circuit, Inc., 8.25%, 3/15/18		2,600	3,146,000
NXP BV, 3.03%, 10/15/13 (b)		1,357	1,355,304

			4,501,304
Energy Equipment & Services — 3.8%
Atwood Oceanics, Inc., 6.50%, 2/01/20		375	408,750
CGG, Veritas, 6.50%, 6/01/21		2,390	2,533,400
Energy Transfer Partners LP, 5.20%, 2/01/22		10,200	11,661,874
Ensco Plc, 4.70%, 3/15/21 (c)		6,640	7,552,648
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)		2,658	2,844,060
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21 (a)		293	308,383
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		950	998,688
MEG Energy Corp. (a):
6.50%, 3/15/21		3,652	3,916,770
6.38%, 1/30/23		325	342,875
Oil States International, Inc.:
6.50%, 6/01/19		2,155	2,316,625
5.13%, 1/15/23 (a)		1,175	1,207,313
Peabody Energy Corp.:
6.00%, 11/15/18		2,527	2,729,160
6.25%, 11/15/21		2,728	2,908,730

Corporate Bonds		Par (000)	Value
Energy Equipment & Services (concluded)
Precision Drilling Corp., 6.50%, 12/15/21	USD	1,430	$1,547,975
Seadrill Ltd., 5.63%, 9/15/17 (a)		6,254	6,394,715
Tervita Corp., 8.00%, 11/15/18 (a)		2,143	2,244,792
Transocean, Inc.:
2.50%, 10/15/17		1,300	1,324,307
6.50%, 11/15/20		3,795	4,500,335
6.38%, 12/15/21		4,655	5,575,852
6.80%, 3/15/38		3,300	3,851,440

			65,168,692
Food & Staples Retailing — 0.4%
Wal-Mart Stores, Inc., 5.25%, 9/01/35 (c)		5,150	6,247,604
Food Products — 1.7%
Kellogg Co., 7.45%, 4/01/31		5,000	6,974,720
Kraft Foods Group, Inc., 5.00%, 6/04/42		5,000	5,666,080
Mondelez International, Inc.:
6.50%, 8/11/17		4,450	5,371,804
6.13%, 8/23/18		4,840	5,886,892
Pinnacle Foods Finance LLC, 4.88%, 5/01/21 (a)		917	943,364
Post Holdings, Inc., 7.38%, 2/15/22		3,068	3,405,480

			28,248,340
Gas Utilities — 0.3%
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22		2,345	3,277,072
Targa Resources Partners LP, 7.88%, 10/15/18		2,355	2,590,500

			5,867,572
Health Care Equipment & Supplies — 0.6%
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (a)		8,000	9,220,000
Teleflex, Inc., 6.88%, 6/01/19		1,660	1,805,250

			11,025,250
Health Care Providers & Services — 3.2%
Aviv Healthcare Properties LP, 7.75%, 2/15/19		1,550	1,697,250
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		1,620	1,733,400
HCA, Inc.:
8.50%, 4/15/19		665	733,163
6.50%, 2/15/20		7,876	9,096,780
7.88%, 2/15/20		135	149,681
7.25%, 9/15/20		11,347	12,580,986
4.75%, 5/01/23		2,012	2,097,510
INC Research LLC, 11.50%, 7/15/19 (a)		2,009	2,199,855
inVentiv Health, Inc., 9.00%, 1/15/18 (a)		1,530	1,617,975
Tenet Healthcare Corp.:
6.25%, 11/01/18		3,162	3,565,155
8.88%, 7/01/19		3,750	4,237,500
4.50%, 4/01/21 (a)		304	310,080
UnitedHealth Group, Inc., 6.88%, 2/15/38 (c)		10,000	13,897,260

			53,916,595
Health Care Technology — 0.4%
Amgen, Inc., 5.15%, 11/15/41 (c)		6,500	7,450,619
Hotels, Restaurants & Leisure — 0.4%
Caesars Operating Escrow LLC/Caesars Escrow Corp., 9.00%, 2/15/20 (a)		795	783,075
MCE Finance Ltd., 5.00%, 2/15/21 (a)		3,895	3,948,556
Six Flags Entertainment Corp., 5.25%, 1/15/21 (a)		1,718	1,778,130

			6,509,761
Household Durables — 0.8%
Beazer Homes USA, Inc., 6.63%, 4/15/18		2,330	2,539,700
DR Horton, Inc., 4.38%, 9/15/22		2,145	2,182,537
KB Home, 7.25%, 6/15/18		1,990	2,233,775

See Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Household Durables (concluded)
Standard Pacific Corp., 8.38%, 1/15/21	USD	3,015	$3,606,694
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (a)		1,537	1,571,583
United Rentals North America, Inc., 5.75%, 7/15/18		793	864,370

			12,998,659
Household Products — 0.1%
Spectrum Brands Escrow Corp. (a):
6.38%, 11/15/20		810	884,925
6.63%, 11/15/22		1,110	1,223,775

			2,108,700
Independent Power Producers & Energy Traders — 1.3%
The AES Corp.:
9.75%, 4/15/16		3,320	4,017,200
4.88%, 5/15/23		684	697,680
Calpine Corp. (a):
7.25%, 10/15/17		1,341	1,419,784
7.50%, 2/15/21		634	716,420
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		6,370	7,293,650
GenOn REMA LLC, Series C, 9.68%, 7/02/26		1,690	1,859,000
Laredo Petroleum, Inc.:
9.50%, 2/15/19		965	1,100,100
7.38%, 5/01/22		900	990,000
NRG Energy, Inc., 6.63%, 3/15/23 (a)		838	913,420
QEP Resources, Inc.:
5.38%, 10/01/22		1,927	2,052,255
5.25%, 5/01/23		1,000	1,062,500

			22,122,009
Insurance — 5.5%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (a)		1,204	1,271,725
American International Group, Inc.:
3.80%, 3/22/17 (c)		5,070	5,500,945
8.25%, 8/15/18		2,125	2,755,681
6.40%, 12/15/20 (c)		8,710	10,897,935
Aon Corp., 5.00%, 9/30/20 (c)		7,700	9,031,245
Aon Plc, 4.25%, 12/12/42 (a)		6,500	6,530,471
Fairfax Financial Holdings Ltd., 5.80%, 5/15/21 (a)		3,750	4,079,497
Forethought Financial Group, Inc., 8.63%, 4/15/21 (a)		3,400	4,168,917
Manulife Financial Corp., 4.90%, 9/17/20 (c)		10,425	11,967,337
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		1,455	1,480,463
Principal Financial Group, Inc., 8.88%, 5/15/19 (c)		2,825	3,858,504
Prudential Financial, Inc., 6.63%, 12/01/37 (c)		10,000	13,136,390
QBE Insurance Group Ltd., 2.40%, 5/01/18 (a)		3,250	3,270,897
Swiss Re Solutions Holding Corp., 7.75%, 6/15/30 (c)		2,000	2,754,632
XL Group Ltd., 5.75%, 10/01/21 (c)		10,085	12,112,125

			92,816,764
Internet Software & Services — 0.1%
Equinix, Inc., 4.88%, 4/01/20		357	373,065
VeriSign, Inc., 4.63%, 5/01/23 (a)		1,425	1,460,625

			1,833,690
IT Services — 1.5%
Ceridian Corp. (a):
8.88%, 7/15/19		8,860	10,399,425
11.00%, 3/15/21		2,158	2,438,540
Epicor Software Corp., 8.63%, 5/01/19		2,400	2,616,000

Corporate Bonds		Par (000)	Value
IT Services (concluded)
First Data Corp.:
7.38%, 6/15/19 (a)(c)	USD	3,155	$3,431,062
6.75%, 11/01/20 (a)		2,720	2,917,200
8.25%, 1/15/21 (a)		121	128,563
12.63%, 1/15/21		1,227	1,331,295
SunGard Data Systems, Inc., 7.38%, 11/15/18		2,460	2,656,800

			25,918,885
Life Sciences Tools & Services — 1.6%
Bio-Rad Laboratories, Inc., 8.00%, 9/15/16		12,000	12,761,160
Life Technologies Corp., 6.00%, 3/01/20 (c)		12,000	14,081,712

			26,842,872
Machinery — 1.0%
Ingersoll-Rand Global Holding Co. Ltd., 9.50%, 4/15/14 (c)		10,000	10,800,470
Navistar International Corp., 8.25%, 11/01/21		2,191	2,281,379
UR Merger Sub Corp.:
7.38%, 5/15/20		2,025	2,293,312
7.63%, 4/15/22		1,853	2,126,318

			17,501,479
Media — 7.4%
A&E Television Networks LLC, 3.25%, 8/22/19		5,000	5,125,000
AMC Networks, Inc.:
7.75%, 7/15/21		1,330	1,529,500
4.75%, 12/15/22		685	703,838
Cinemark USA, Inc., 5.13%, 12/15/22 (a)		349	361,215
Clear Channel Worldwide Holdings, Inc. (a):
6.50%, 11/15/22		2,758	2,930,375
6.50%, 11/15/22		7,447	7,986,907
Cox Communications, Inc., 8.38%, 3/01/39 (a)(c)		10,000	15,255,080
CSC Holdings LLC, 8.63%, 2/15/19		4,005	4,876,087
DIRECTV Holdings LLC, 5.00%, 3/01/21 (c)		8,575	9,766,445
DISH DBS Corp., 7.00%, 10/01/13		5,000	5,106,250
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		710	781,000
The Interpublic Group of Cos., Inc.:
10.00%, 7/15/17		4,000	4,260,000
3.75%, 2/15/23		6,025	6,060,975
The New York Times Co., 6.63%, 12/15/16		1,725	1,921,219
News America, Inc., 6.15%, 3/01/37 (c)		9,575	11,769,485
SES, 3.60%, 4/04/23 (a)		2,675	2,778,790
Time Warner Cable, Inc., 6.75%, 6/15/39 (c)		11,600	14,360,324
Time Warner, Inc., 7.70%, 5/01/32 (c)		12,000	17,078,148
Unitymedia Hessen GmbH & Co KG/Unitymedia NRW GmbH (a):
7.50%, 3/15/19		3,530	3,868,015
5.50%, 1/15/23		1,000	1,035,000
Virgin Media Secured Finance Plc, 7.00%, 1/15/18		7,750	8,253,750

			125,807,403
Metals & Mining — 3.9%
AngloGold Ashanti Holdings Plc, 5.13%, 8/01/22		5,000	5,036,215
ArcelorMittal:
9.50%, 2/15/15		1,623	1,832,628
4.25%, 2/25/15		711	735,937
4.25%, 8/05/15		1,325	1,384,385
4.25%, 3/01/16		725	752,188
5.00%, 2/25/17		1,005	1,066,112
6.13%, 6/01/18		2,575	2,820,640
Barrick Gold Corp.:
2.90%, 5/30/16 (c)		3,625	3,776,039
4.10%, 5/01/23 (a)		5,000	5,010,180

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2013	13

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Metals & Mining (concluded)
FMG Resources August 2006 Property Ltd. (a)(c):
6.38%, 2/01/16	USD	5,485	$5,690,687
6.00%, 4/01/17		4,927	5,124,080
Freeport-McMoRan Copper & Gold, Inc.:
3.55%, 3/01/22		4,700	4,701,603
3.88%, 3/15/23 (a)		8,900	8,971,084
Freeport-McMoRan Corp., 7.13%, 11/01/27		8,500	10,371,445
New Gold, Inc. (a):
7.00%, 4/15/20		440	466,400
6.25%, 11/15/22		1,795	1,848,850
Novelis, Inc.:
8.38%, 12/15/17		1,130	1,237,350
8.75%, 12/15/20		3,285	3,728,475
Steel Dynamics, Inc. (a):
6.38%, 8/15/22		1,430	1,565,850
5.25%, 4/15/23		163	168,705

			66,288,853
Multi-Utilities — 1.3%
CenterPoint Energy, Inc. (c):
5.95%, 2/01/17		9,000	10,442,781
6.50%, 5/01/18		9,675	11,948,180

			22,390,961
Multiline Retail — 0.4%
Dollar General Corp., 4.13%, 7/15/17		3,230	3,535,419
Dufry Finance SCA, 5.50%, 10/15/20 (a)		3,460	3,610,330

			7,145,749
Oil, Gas & Consumable Fuels — 14.0%
Access Midstream Partners LP:
5.88%, 4/15/21		2,000	2,160,000
6.13%, 7/15/22		1,600	1,760,000
Anadarko Petroleum Corp., 6.38%, 9/15/17		75	89,771
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (a)		656	690,440
Bonanza Creek Energy, Inc., 6.75%, 4/15/21 (a)		245	258,475
BP Capital Markets Plc (c):
5.25%, 11/07/13		2,100	2,152,807
3.20%, 3/11/16		2,800	2,991,131
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		1,600	1,736,000
Chesapeake Energy Corp.:
7.25%, 12/15/18		2,470	2,859,025
6.63%, 8/15/20 (c)		1,500	1,696,875
6.13%, 2/15/21 (c)		1,565	1,721,500
5.75%, 3/15/23		3,235	3,509,975
Concho Resources, Inc.:
6.50%, 1/15/22		562	623,820
5.50%, 10/01/22		226	241,255
5.50%, 4/01/23		221	235,365
CONSOL Energy, Inc., 6.38%, 3/01/21		1,520	1,588,400
Continental Resources, Inc.:
5.00%, 9/15/22		1,307	1,421,362
4.50%, 4/15/23 (a)		700	746,375
DCP Midstream LLC, 4.75%, 9/30/21 (a)		1,074	1,168,986
DCP Midstream Operating LP, 3.88%, 3/15/23		2,690	2,756,508
Denbury Resources, Inc., 4.63%, 7/15/23		2,572	2,597,720
El Paso Corp., 7.75%, 1/15/32		4,537	5,170,696
El Paso Pipeline Partners Operating Co. LLC:
6.50%, 4/01/20		5,075	6,256,272
5.00%, 10/01/21		1,850	2,134,182
Enbridge Energy Partners LP, 9.88%, 3/01/19		6,000	8,206,248
Energy Transfer Partners LP, 6.50%, 2/01/42		2,340	2,818,415
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19		3,465	3,759,525
Enterprise Products Operating LLC, 6.50%, 1/31/19		12,000	14,975,436
Oil, Gas & Consumable Fuels (continued)
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19	USD	3,833	$4,197,135
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20 (c)		12,000	15,259,248
Kodiak Oil & Gas Corp., 8.13%, 12/01/19		3,145	3,577,437
Linn Energy LLC, 7.75%, 2/01/21		1,175	1,286,625
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19 (a)		3,340	3,490,300
Marathon Petroleum Corp., 3.50%, 3/01/16		4,600	4,918,739
MarkWest Energy Partners LP:
6.25%, 6/15/22		1,369	1,523,012
5.50%, 2/15/23		395	433,513
4.50%, 7/15/23		1,250	1,303,125
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21 (a)		355	362,100
Newfield Exploration Co.:
6.88%, 2/01/20		1,965	2,141,850
5.63%, 7/01/24		168	180,600
Nexen, Inc., 6.40%, 5/15/37 (c)		4,615	6,039,761
Oasis Petroleum, Inc.:
7.25%, 2/01/19		915	992,775
6.50%, 11/01/21		1,025	1,127,500
Offshore Group Investment Ltd., 7.13%, 4/01/23 (a)		963	1,001,520
ONEOK Partners LP, 8.63%, 3/01/19		10,000	13,316,020
PBF Holding Co. LLC, 8.25%, 2/15/20		440	497,200
PDC Energy, Inc., 7.75%, 10/15/22 (a)		1,225	1,338,313
Petrobras International Finance Co.:
3.88%, 1/27/16 (c)		12,550	13,180,123
5.38%, 1/27/21		7,425	8,199,182
Petrohawk Energy Corp., 10.50%, 8/01/14 (c)		2,080	2,199,600
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (a)		1,770	1,969,125
Pioneer Natural Resources Co., 6.88%, 5/01/18		1,665	2,031,435
Plains Exploration & Production Co., 6.88%, 2/15/23		2,671	3,041,601
Premier Oil Plc, 5.00%, 6/09/18		11,500	12,075,000
Range Resources Corp.:
6.75%, 8/01/20		1,760	1,953,600
5.75%, 6/01/21		1,018	1,112,165
5.00%, 8/15/22		107	113,955
Regency Energy Partners LP/Regency Energy Finance Corp., 4.50%, 11/01/23 (a)		1,024	1,059,840
Rosetta Resources, Inc., 5.63%, 5/01/21 (d)		983	1,024,778
Ruby Pipeline LLC, 6.00%, 4/01/22 (a)		10,000	11,622,420
Sabine Pass Liquefaction LLC (a):
5.63%, 2/01/21		7,393	7,651,755
5.63%, 4/15/23		1,947	2,000,542
Sabine Pass LNG LP
7.50%, 11/30/16		5,965	6,740,450
6.50%, 11/01/20 (a)		1,920	2,059,200
SandRidge Energy, Inc.:
8.75%, 1/15/20		139	149,425
7.50%, 2/15/23		1,950	2,008,500
SM Energy Co.:
6.63%, 2/15/19		750	807,188
6.50%, 11/15/21		1,160	1,276,000
6.50%, 1/01/23		730	806,650
Targa Resources Partners LP, 6.88%, 2/01/21		1,265	1,407,313
Tennessee Gas Pipeline Co. LLC, 8.00%, 2/01/16		2,802	3,309,952
Tesoro Corp., 5.38%, 10/01/22		800	852,000
Western Gas Partners LP, 5.38%, 6/01/21		5,125	5,878,165

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Western Refining, Inc., 6.25%, 4/01/21 (a)	USD	594	$614,790
The Williams Cos., Inc., 8.75%, 3/15/32		2,478	3,459,082

			237,917,173
Paper & Forest Products — 2.3%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (a)		127	138,430
Boise Paper Holdings LLC:
9.00%, 11/01/17		415	447,163
8.00%, 4/01/20		1,625	1,824,062
Clearwater Paper Corp., 4.50%, 2/01/23 (a)		532	529,340
International Paper Co. (c):
7.50%, 8/15/21		9,675	12,784,023
8.70%, 6/15/38		4,000	6,024,608
7.30%, 11/15/39		10,000	13,705,970
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (a)		1,115	1,165,175
PH Glatfelter Co., 5.38%, 10/15/20		1,570	1,656,350

			38,275,121
Pharmaceuticals — 2.3%
AbbVie, Inc., 2.90%, 11/06/22 (a)(c)		5,675	5,791,150
Actavis, Inc. (FKA Watson Pharmaceuticals, Inc.), 3.25%, 10/01/22 (c)		7,520	7,492,665
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (a)	EUR	400	600,529
Merck & Co., Inc., 6.50%, 12/01/33 (c)	USD	6,420	9,225,566
Mylan, Inc., 6.00%, 11/15/18 (a)		3,250	3,564,138
Roche Holdings, Inc., 7.00%, 3/01/39 (a)(c)		6,130	9,136,679
Valeant Pharmaceuticals International (a):
6.50%, 7/15/16		417	434,462
6.38%, 10/15/20		2,355	2,608,163

			38,853,352
Professional Services — 0.4%
The Dun & Bradstreet Corp., 3.25%, 12/01/17		5,750	5,940,917
Real Estate Investment Trusts (REITs) — 2.9%
AvalonBay Communities, Inc., 6.10%, 3/15/20 (c)		10,000	12,275,880
Developers Diversified Realty Corp.:
4.75%, 4/15/18		2,140	2,396,933
7.88%, 9/01/20		2,650	3,438,269
ERP Operating LP, 5.75%, 6/15/17 (c)		10,000	11,743,770
Felcor Lodging LP, 5.63%, 3/01/23 (a)		999	1,035,214
HCP, Inc., 5.38%, 2/01/21 (c)		3,450	4,092,228
Host Hotels & Resorts LP, 3.75%, 10/15/23		3,600	3,672,000
UDR, Inc., 4.25%, 6/01/18		5,225	5,801,098
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		3,835	4,321,550

			48,776,942
Real Estate Management & Development — 0.6%
Lennar Corp., 4.75%, 11/15/22 (a)		1,805	1,818,538
Realogy Corp. (a)(c):
7.88%, 2/15/19		1,430	1,596,238
7.63%, 1/15/20		2,085	2,392,537
The Realogy Group LLC/The Sunshine Group Florida Ltd., 3.38%, 5/01/16 (a)		1,958	1,967,790
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		1,625	1,846,406

			9,621,509
Road & Rail — 1.7%
The Hertz Corp.:
4.25%, 4/01/18 (a)		983	1,021,091
6.75%, 4/15/19		1,167	1,292,453
5.88%, 10/15/20		925	1,010,563
7.38%, 1/15/21		310	351,075
Road & Rail (concluded)
Kansas City Southern de Mexico SA de C.V., 3.00%, 5/15/23 (a)(d)	USD	3,227	$3,236,571
Norfolk Southern Corp., 6.00%, 3/15/2105 (c)		17,200	21,655,574

			28,567,327
Semiconductors & Semiconductor Equipment — 0.5%
KLA-Tencor Corp., 6.90%, 5/01/18		5,515	6,639,652
NXP BV/NXP Funding LLC, 5.75%, 2/15/21 (a)		1,655	1,754,300

			8,393,952
Software — 0.6%
IAC/InterActiveCorp, 4.75%, 12/15/22 (a)		2,461	2,473,305
Infor US, Inc., 9.38%, 4/01/19		2,190	2,496,600
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		2,722	2,830,880
Symantec Corp., 2.75%, 6/15/17		2,050	2,123,162

			9,923,947
Specialty Retail — 1.2%
AutoNation, Inc., 6.75%, 4/15/18		6,125	7,082,031
Limited Brands, Inc., 7.00%, 5/01/20		3,050	3,564,688
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00%, 6/15/18 (a)(f)		485	505,006
QVC, Inc., 7.38%, 10/15/20 (a)		355	393,903
Sally Holdings LLC/Sally Capital, Inc., 6.88%, 11/15/19		2,015	2,254,281
VF Corp., 5.95%, 11/01/17		5,000	5,968,840

			19,768,749
Textiles, Apparel & Luxury Goods — 0.1%
PVH Corp., 4.50%, 12/15/22		973	1,003,406
Tobacco — 2.1%
Altria Group, Inc., 10.20%, 2/06/39 (c)		13,392	22,800,723
Imperial Tobacco Finance Plc, 2.05%, 2/11/18 (a)		4,250	4,308,476
Lorillard Tobacco Co., 3.50%, 8/04/16		8,375	8,866,864

			35,976,063
Trading Companies & Distributors — 0.3%
Doric Nimrod Air Finance Alpha Ltd. Pass Through Trust, Series 2012-1, Class A, 5.13%, 11/30/24 (a)(c)		4,385	4,763,426
Transportation Infrastructure — 1.0%
Penske Truck Leasing Co. LP/PTL Finance Corp. (a):
3.75%, 5/11/17		10,500	11,385,392
4.88%, 7/11/22		5,550	6,110,583

			17,495,975
Wireless Telecommunication Services — 4.9%
America Movil SAB de CV (c):
2.38%, 9/08/16		12,495	12,980,206
3.13%, 7/16/22		1,275	1,297,474
American Tower Corp.:
4.50%, 1/15/18		6,500	7,204,366
5.05%, 9/01/20		500	564,327
5.90%, 11/01/21		3,770	4,504,833
Crown Castle International Corp., 5.25%, 1/15/23		1,880	1,969,300
Crown Castle Towers LLC (a):
5.50%, 1/15/37		4,000	4,578,204
4.17%, 8/15/37		3,000	3,322,356
6.11%, 1/15/40		4,555	5,597,293
Digicel Group Ltd., 8.25%, 9/30/20 (a)		3,440	3,680,800
Digicel Ltd. (a):
8.25%, 9/01/17		125	131,563
6.00%, 4/15/21		1,285	1,288,213

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2013	15

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services (concluded)
SBA Tower Trust, 5.10%, 4/15/42 (a)	USD	13,975	$15,613,108
Softbank Corp., 4.50%, 4/15/20 (a)		2,265	2,346,413
Sprint Capital Corp., 6.88%, 11/15/28		1,610	1,646,225
Sprint Nextel Corp. (a):
9.00%, 11/15/18		5,290	6,506,700
7.00%, 3/01/20		8,970	10,203,375

			83,434,756
Total Corporate Bonds — 114.2%			1,937,443,573

Preferred Securities

Capital Trusts
Capital Markets — 3.2%
Ameriprise Financial, Inc., 7.52%, 6/01/66 (b)(c)		3,000	3,360,000
State Street Capital Trust IV, 1.28%, 6/01/67 (b)		60,845	51,337,969

			54,697,969
Commercial Banks — 2.5%
Barclays Bank Plc (a)(b)(e):
5.93% (c)		2,125	2,167,500
7.43%		2,225	2,425,250
BNP Paribas SA, 7.20% (a)(b)(c)(e)		5,000	5,331,250
Credit Agricole SA, 8.38% (a)(b)(c)(e)		5,000	5,568,750
HSBC Capital Funding LP/Jersey Channel Islands, 10.18% (a)(b)(c)(e)		11,835	17,160,750
M&T Capital Trust II, 8.28%, 6/01/27		4,540	4,585,400
Standard Chartered Plc, 7.01% (a)(b)(e)		5,000	5,472,500

			42,711,400
Diversified Financial Services — 3.1%
General Electric Capital Corp., Series B, 6.25% (b)(c)(e)		9,100	10,060,341
JPMorgan Chase Capital XXI, Series U, 1.25%, 1/15/87 (b)		20,000	16,275,000
JPMorgan Chase Capital XXIII, 1.29%, 5/15/77 (b)(c)		32,745	25,739,207

			52,074,548
Electric Utilities — 1.0%
Electricite de France SA, 5.25% (a)(b)(e)		7,430	7,473,614
PPL Capital Funding, Inc., 6.70%, 3/30/67 (b)		8,300	8,818,750

			16,292,364
Insurance — 9.6%
ACE Capital Trust II, 9.70%, 4/01/30 (c)		7,000	10,255,000
The Allstate Corp., 6.50%, 5/15/67 (b)		10,400	11,616,800
American General Capital II, 8.50%, 7/01/30		500	678,667
American International Group, Inc., 8.18%, 5/15/68 (b)		3,755	5,078,638
AXA SA (a)(b)(e):
6.38%		4,900	4,912,250
6.46%		6,000	6,045,000
Bank One Capital III, 8.75%, 9/01/30 (c)		2,000	2,844,102
The Chubb Corp., 6.38%, 3/29/67 (b)		7,400	8,232,500
Great-West Life & Annuity Insurance Co. Capital LP II, 7.15%, 5/16/46 (a)(b)(c)		500	531,250
Hartford Financial Services Group, Inc., 8.13%, 6/15/68 (b)		3,500	4,161,500
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(b)		8,325	12,903,750
Lincoln National Corp., 7.00%, 5/17/66 (b)		9,005	9,252,637
MetLife, Inc., 6.40%, 12/15/66		9,775	10,913,836

Capital Trusts		Par (000)	Value
Insurance (concluded)
Mitsui Sumitomo Insurance Co. Ltd., 7.00%, 3/15/72 (a)(b)	USD	4,800	$5,602,093
Nippon Life Insurance Co., 5.00%, 10/18/42 (a)(b)		10,675	11,164,513
Northwestern Mutual Life Insurance Co., 6.06%, 3/30/40 (a)(c)		12,000	15,462,960
Principal Life Insurance Co., 8.00%, 3/01/44 (a)(c)		2,500	2,685,010
Prudential Financial, Inc., 5.88%, 9/15/42 (b)		6,100	6,591,782
Prudential Plc, 6.50% (e)		6,000	6,032,712
Reinsurance Group of America, Inc., 6.75%, 12/15/65 (b)		12,000	12,210,000
Sompo Japan Insurance, Inc., 5.33%, 3/28/73 (a)(b)		4,000	4,139,820
Swiss Re Capital I LP, 6.85% (a)(b)(e)		4,450	4,761,500
ZFS Finance USA Trust II, 6.45%, 12/15/65 (a)(b)(c)		6,800	7,344,000

			163,420,320
Media — 0.3%
NBCUniversal Enterprise, Inc., 5.25% (a)(e)		5,600	5,619,158
Multi-Utilities — 0.3%
Dominion Resources, Inc., 7.50%, 6/30/66 (b)		4,400	4,889,500
Oil, Gas & Consumable Fuels — 1.3%
Enterprise Products Operating LLC, 7.00%, 6/01/67 (b)		2,500	2,700,000
Enterprise Products Operating LLC, Series A, 8.38%, 8/01/66 (b)		7,325	8,414,594
TransCanada PipeLines Ltd., 6.35%, 5/15/67 (b)		9,400	10,035,440

			21,150,034
Road & Rail — 0.3%
BNSF Funding Trust I, 6.61%, 12/15/55 (b)		3,750	4,293,750
Total Capital Trusts — 21.6%			365,149,043

Preferred Stocks		Shares
Auto Components — 0.1%
Dana Holding Corp., 4.00% (a)(g)		16,300	2,383,875
Capital Markets — 0.2%
The Goldman Sachs Group, Inc., Series J, 5.50% (b)		162,450	4,176,589
Real Estate Investment Trusts (REITs) — 0.5%
Sovereign Real Estate Investment Trust, 12.00% (a)		7,000	9,211,076
Wireless Telecommunication Services — 1.1%
Centaur Funding Corp., 9.08% (a)		15,143	19,155,895
Total Preferred Stocks – 1.9%			34,927,435

Trust Preferreds
Diversified Financial Services — 0.7%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40		426,060	11,487,081
Machinery — 0.4%
Stanley Black & Decker, Inc., 5.75%, 7/25/52		228,000	6,014,640
Total Trust Preferreds — 1.1%			17,501,721
Total Preferred Securities — 24.6%			417,578,199

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Taxable Municipal Bonds			Par (000)		Value
City of Chicago Illinois, Refunding ARB, O’Hare International Airport, Build America Bonds, 6.85%, 1/01/38	USD		5,000		$5,857,050
Metropolitan Transportation Authority, RB, Build America Bonds, 6.55%, 11/15/31			10,000		13,114,400
Total Taxable Municipal Bonds — 1.1%					18,971,450

US Government Sponsored Agency Securities
Agency Obligations — 0.2%
Fannie Mae, 1.81%, 10/09/19 (c)(h)			3,945		3,514,218

US Treasury Obligations
US Treasury Bonds (c):
3.75%, 8/15/41			3,364		3,967,942
3.13%, 11/15/41			2,675		2,812,928
3.00%, 5/15/42			2,500		2,559,765
2.75%, 8/15/42			6,320		6,137,314
US Treasury Notes (c):
0.75%, 2/28/18			2,695		2,709,106
1.25%, 10/31/19			645		655,632
1.63%, 11/15/22			6,500		6,490,861
2.00%, 2/15/23			14,885		15,319,925
Total US Treasury Obligations — 2.4%					40,653,473
Total Long-Term Investments (Cost — $2,225,935,190) — 143.5%					2,434,502,462
Short-Term Securities		Shares		Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (i)(j)		4,448,337		$4,448,337
Total Short-Term Securities (Cost — $4,448,337) — 0.3%				4,448,337

Options Purchased
(Cost — $537,500) — 0.0%				205,850
Total Investments Before Options Written (Cost — $2,230,921,027) — 143.8%				2,439,156,649

Options Written
(Premiums Received — $312,000) — (0.1)%				(140,547)
Total Investments, Net of Options Written — 143.7%				2,439,016,102
Liabilities in Excess of Other Assets — (43.7)%				(742,247,208)

Net Assets — 100.0%				$1,696,768,894

Notes to Schedule of investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Bank of America Corp.	$4,476,571	$22,899
JPMorgan Chase & Co.	$2,744,953	$45,854

(e)	Security is perpetual in nature and has no stated maturity date.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	Convertible security.

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	Investments in issuers considered to be an affiliate of the Trust during the six months ended April 30, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at October 31, 2012	Net Activity	Shares Held at April 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,652,656	2,795,681	4,448,337	$5,003

(j)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2013	17

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

•	Reverse repurchase agreements outstanding as of April 30, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Barclays Capital, Inc.	0.35%	7/25/12	Open	$4,751,663	$4,764,029
Barclays Capital, Inc.	0.35%	7/25/12	Open	2,330,231	2,336,575
Barclays Capital, Inc.	0.35%	9/28/12	Open	909,000	910,900
Barclays Capital, Inc.	0.35%	12/04/12	Open	2,878,785	2,882,759
Barclays Capital, Inc.	0.35%	12/04/12	Open	4,648,560	4,654,978
Barclays Capital, Inc.	0.35%	12/04/12	Open	2,284,800	2,287,954
Barclays Capital, Inc.	0.35%	12/04/12	Open	1,363,903	1,365,786
Barclays Capital, Inc.	0.35%	12/04/12	Open	2,288,430	2,291,589
Barclays Capital, Inc.	0.35%	12/04/12	Open	1,252,800	1,254,530
Barclays Capital, Inc.	0.35%	12/04/12	Open	293,860	294,266
Barclays Capital, Inc.	0.35%	12/04/12	Open	1,238,410	1,240,120
Barclays Capital, Inc.	0.35%	12/04/12	Open	557,095	557,864
Barclays Capital, Inc.	0.35%	12/04/12	Open	678,015	678,951
Barclays Capital, Inc.	0.35%	12/04/12	Open	665,477	666,396
Barclays Capital, Inc.	0.35%	12/04/12	Open	5,131,200	5,138,284
Barclays Capital, Inc.	0.35%	12/04/12	Open	2,510,400	2,513,866
Barclays Capital, Inc.	0.35%	12/04/12	Open	717,187	718,178
Barclays Capital, Inc.	0.35%	12/04/12	Open	1,740,594	1,742,997
Barclays Capital, Inc.	0.35%	12/04/12	Open	1,542,562	1,544,692
Barclays Capital, Inc.	0.35%	12/04/12	Open	1,225,120	1,226,811
Barclays Capital, Inc.	0.35%	12/04/12	Open	4,705,170	4,711,666
Barclays Capital, Inc.	0.35%	12/04/12	Open	1,027,200	1,028,618
UBS Securities LLC	(0.50)%	12/27/12	Open	2,053,725	2,050,359
UBS Securities LLC	0.10%	12/27/12	Open	6,975,150	6,977,436
UBS Securities LLC	0.25%	12/27/12	Open	2,768,512	2,770,781
UBS Securities LLC	0.32%	12/27/12	Open	2,530,000	2,532,654
UBS Securities LLC	0.32%	12/27/12	Open	1,201,500	1,202,760
UBS Securities LLC	0.32%	12/27/12	Open	8,560,000	8,568,978
UBS Securities LLC	0.34%	12/27/12	Open	4,715,000	4,720,255
UBS Securities LLC	0.34%	12/27/12	Open	6,220,725	6,227,658
UBS Securities LLC	0.34%	12/27/12	Open	11,492,250	11,505,057
UBS Securities LLC	0.34%	12/27/12	Open	9,441,250	9,451,772
UBS Securities LLC	0.34%	12/27/12	Open	11,047,125	11,059,436
UBS Securities LLC	0.34%	12/27/12	Open	4,326,075	4,330,896
UBS Securities LLC	0.34%	12/27/12	Open	706,250	707,037
UBS Securities LLC	0.34%	12/27/12	Open	1,298,375	1,299,822
UBS Securities LLC	0.34%	12/27/12	Open	952,000	953,061
UBS Securities LLC	0.35%	12/27/12	Open	11,625,000	11,638,336
UBS Securities LLC	0.35%	12/27/12	Open	4,825,000	4,830,535
UBS Securities LLC	0.35%	12/27/12	Open	21,971,250	21,999,212
UBS Securities LLC	0.35%	12/27/12	Open	11,349,000	11,362,020
UBS Securities LLC	0.35%	12/27/12	Open	6,111,438	6,118,449
UBS Securities LLC	0.35%	12/27/12	Open	1,140,000	1,141,308
UBS Securities LLC	0.35%	12/27/12	Open	3,306,250	3,310,043
UBS Securities LLC	0.36%	12/27/12	Open	7,820,075	7,829,303
UBS Securities LLC	0.37%	12/27/12	Open	2,856,000	2,859,464
Credit Suisse Securities (USA) LLC	0.35%	1/09/13	Open	18,617,625	18,637,898
Deutsche Bank Securities, Inc.	(1.00)%	1/09/13	Open	5,245,031	5,228,713
Credit Suisse Securities (USA) LLC	0.35%	1/14/13	Open	18,056,250	18,075,034
UBS Securities LLC	0.33%	1/17/13	Open	6,352,950	6,359,006
UBS Securities LLC	0.32%	1/18/13	Open	14,280,000	14,293,074
BNP Paribas Securities Corp.	0.05%	1/29/13	Open	5,940,800	5,941,559
Credit Suisse Securities (USA) LLC	0.35%	1/29/13	Open	14,670,000	14,683,122
Deutsche Bank Securities, Inc.	0.07%	1/29/13	Open	3,442,012	3,442,628
Citigroup Global Markets, Inc.	(0.38)%	1/31/13	Open	2,301,075	2,298,942
Deutsche Bank Securities, Inc.	(4.50)%	2/07/13	Open	1,896,562	1,877,123
BNP Paribas Securities Corp.	0.02%	2/11/13	Open	6,337,500	6,337,778
Credit Suisse Securities (USA) LLC	(0.25)%	2/13/13	Open	1,426,875	1,426,122
Credit Suisse Securities (USA) LLC	0.35%	2/22/13	Open	3,070,937	3,072,968
Credit Suisse Securities (USA) LLC	0.35%	2/25/13	Open	11,500,000	11,507,267
BNP Paribas Securities Corp.	0.34%	2/28/13	Open	8,705,000	8,710,097
Deutsche Bank Securities, Inc.	0.00%	3/01/13	Open	4,138,344	4,138,344
Deutsche Bank Securities, Inc.	(0.75)%	3/05/13	Open	1,494,575	1,492,800

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

•	Reverse repurchase agreements outstanding as of April 30, 2013 were as follows (continued):

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
UBS Securities LLC	0.35%	3/12/13	Open	$6,132,500	$6,135,421
UBS Securities LLC	(0.50)%	3/13/13	Open	2,061,777	2,060,373
BNP Paribas Securities Corp.	0.34%	3/21/13	Open	12,292,000	12,296,760
Credit Suisse Securities (USA) LLC	0.35%	3/28/13	Open	10,309,438	10,312,845
UBS Securities LLC	0.32%	3/28/13	Open	2,249,437	2,250,117
UBS Securities LLC	0.34%	3/28/13	Open	5,572,613	5,574,402
UBS Securities LLC	0.37%	3/28/13	Open	1,477,500	1,478,016
Barclays Capital, Inc.	0.35%	4/02/13	Open	4,206,113	4,207,258
Barclays Capital, Inc.	0.35%	4/02/13	Open	6,163,125	6,164,803
Barclays Capital, Inc.	0.35%	4/02/13	Open	1,205,312	1,205,641
Barclays Capital, Inc.	0.35%	4/02/13	Open	2,858,194	2,858,972
Barclays Capital, Inc.	0.35%	4/02/13	Open	2,502,062	2,502,744
Barclays Capital, Inc.	0.35%	4/02/13	Open	2,054,850	2,055,409
Barclays Capital, Inc.	0.35%	4/02/13	Open	6,330,800	6,332,523
BNP Paribas Securities Corp.	0.19%	4/02/13	Open	3,839,165	3,839,753
BNP Paribas Securities Corp.	0.20%	4/02/13	Open	2,490,625	2,491,026
BNP Paribas Securities Corp.	0.35%	4/02/13	Open	5,810,000	5,811,582
BNP Paribas Securities Corp.	0.37%	4/02/13	Open	582,647	582,815
BNP Paribas Securities Corp.	0.37%	4/02/13	Open	490,732	490,873
BNP Paribas Securities Corp.	0.37%	4/02/13	Open	5,475,000	5,476,576
BNP Paribas Securities Corp.	0.37%	4/02/13	Open	4,957,000	4,958,427
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	597,400	597,563
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	476,875	477,005
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	1,252,295	1,252,636
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	5,483,469	5,484,961
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	13,702,500	13,706,230
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	2,360,375	2,361,018
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	7,590,500	7,592,566
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	3,747,563	3,748,583
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	3,607,400	3,608,382
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	3,633,656	3,634,645
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	6,307,031	6,308,748
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	860,781	861,016
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	4,077,375	4,078,485
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	8,587,500	8,589,838
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	9,537,500	9,540,096
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	1,699,441	1,699,904
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	526,500	526,643
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	3,567,375	3,568,346
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	2,171,875	2,172,466
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	11,181,744	11,184,788
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	2,285,625	2,286,247
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	2,915,000	2,915,794
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	6,173,719	6,175,399
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	20,623,680	20,629,294
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	5,266,463	5,267,896
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	2,132,000	2,132,580
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	8,760,213	8,762,597
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	3,261,094	3,261,982
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	12,448,144	12,451,532
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	3,007,500	3,008,319
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	5,154,000	5,155,403
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	2,873,500	2,874,282
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	837,900	838,128
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	2,637,656	2,638,374
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	872,969	873,206
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	2,880,000	2,880,784
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	3,664,406	3,665,404
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	10,490,000	10,492,856
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	8,018,569	8,020,752
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	4,604,531	4,605,785
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	3,695,812	3,696,819
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	4,197,375	4,198,518

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2013	19

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

•	Reverse repurchase agreements outstanding as of April 30, 2013 were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	$532,125	$532,270
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	10,825,000	10,827,947
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	7,353,913	7,355,914
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	5,396,175	5,397,644
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	8,703,625	8,705,994
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	1,143,000	1,143,311
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	7,339,594	7,341,592
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	2,639,763	2,640,481
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	15,710,963	15,715,239
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	6,912,938	6,914,819
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	6,073,125	6,074,778
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	980,156	980,423
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	5,351,063	5,352,519
Deutsche Bank Securities, Inc.	(0.63)%	4/02/13	Open	1,344,200	1,343,547
Deutsche Bank Securities, Inc.	0.03%	4/02/13	Open	653,062	653,078
Deutsche Bank Securities, Inc.	0.20%	4/02/13	Open	2,735,187	2,735,628
Barclays Capital, Inc.	0.35%	4/10/13	Open	12,018,000	12,020,454
UBS Securities LLC	0.32%	4/12/13	Open	6,936,000	6,937,171
Deutsche Bank Securities, Inc.	(0.25)%	4/17/13	Open	2,107,500	2,107,368
Credit Suisse Securities (USA) LLC	0.35%	4/23/13	Open	7,076,875	7,077,425
BNP Paribas Securities Corp.	(0.05)%	4/29/13	Open	14,996,638	14,996,617
BNP Paribas Securities Corp.	0.19%	4/29/13	Open	2,711,844	2,711,858
BNP Paribas Securities Corp.	0.34%	4/29/13	Open	4,295,000	4,295,041
Citigroup Global Markets, Inc.	(0.50)%	4/30/13	Open	1,862,500	1,862,500
Total				$750,036,395	$750,416,740

•	Financial futures contracts as of April 30, 2013 were as follows:

Contracts Purchased/(Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
488	2-Year US Treasury Note	Chicago Board of Trade	June 2013	USD	107,665,000	$75,465
3	30-Year US Treasury Bond	Chicago Board of Trade	June 2013	USD	445,125	14,570
(372)	5-Year US Treasury Note	Chicago Board of Trade	June 2013	USD	46,366,312	(327,355)
(1,661)	10-Year US Treasury Note	Chicago Board of Trade	June 2013	USD	221,509,922	(4,234,552)
(376)	Ultra Long US Treasury Bond	Chicago Board of Trade	June 2013	USD	61,793,250	(1,501,650)
Total						$(5,973,522)

•	Foreign currency exchange contracts as of April 30, 2013 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Depreciation
USD 3,297,710	EUR 2,517,351	Deutsche Bank AG	7/23/13	$(19,324)

•	Exchange-traded options purchased as of April 30, 2013 were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Market Value
10-Year US Treasury Note	Put	USD 125.50	8/23/13	420	$32,812

•	Over-the-counter interest rate swaptions purchased as of April 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
2-Year Interest Rate Swap	Deutsche Bank AG	Put	0.71%	Pay	6-Month LIBOR	6/28/13	USD 61,000	$254
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-Month LIBOR	2/02/17	USD 8,000	172,784
Total								$173,038

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

•	Over-the-counter interest rate swaptions written as of April 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-Month LIBOR	2/02/17	USD 16,000	$(140,547)

•	Credit default swaps — buy protection outstanding as of April 30, 2013 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
The New York Times Co.	1.00%	Barclays Plc	12/20/16	USD 1,725	$(65,898)
Southwest Airlines Co.	1.00%	Goldman Sachs Group, Inc.	12/20/16	USD 2,035	(189,071)
Southwest Airlines Co.	1.00%	Royal Bank of Scotland Group Plc	12/20/16	USD 4,000	(196,900)
STMicro Electronics	1.00%	Barclays Plc	6/20/17	EUR 1,500	(79,980)
Cigna Corp.	1.00%	Goldman Sachs Group, Inc.	9/20/17	USD 7,300	(176,771)
General Dynamic Corp.	1.00%	Credit Suisse Group AG	9/20/17	USD 5,585	(27,071)
Humana, Inc.	1.00%	Goldman Sachs Group, Inc.	9/20/17	USD 7,300	(131,525)
Lockheed Martin Corp.	1.00%	Credit Suisse Group AG	9/20/17	USD 5,585	(82,588)
Northrop Grumman Corp.	1.00%	Credit Suisse Group AG	9/20/17	USD 4,715	(42,964)
Raytheon Co.	1.00%	Credit Suisse Group AG	9/20/17	USD 4,715	(36,882)
Viacom, Inc.	1.00%	Credit Suisse Group AG	9/20/17	USD 12,200	(181,034)
SLM Corp.	5.00%	JPMorgan Chase & Co.	3/20/18	USD 17,000	(58,397)
Darden Restaurants, Inc.	1.00%	Goldman Sachs Group, Inc.	6/20/18	USD 1,825	(55,531)
Kohl’s Corp.	1.00%	BNP Paribas SA	6/20/18	USD 2,875	(30,528)
Total					$(1,355,140)

•	Credit default swaps — sold protection outstanding as of April 30, 2013 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
Anadarko Petroleum Corp.	1.00%	Credit Suisse Group AG	6/20/17	BBB-	USD 2,425	$120,076
Anadarko Petroleum Corp.	1.00%	Morgan Stanley	6/20/17	BBB-	USD 10	539
Anadarko Petroleum Corp.	1.00%	UBS AG	6/20/17	BBB-	USD 994	52,828
Comcast Corp.	1.00%	Credit Suisse Group AG	9/20/17	A-	USD 12,200	305,760
United Health Group, Inc.	1.00%	Goldman Sachs Group, Inc.	9/20/17	Not Rated	USD 7,300	207,539
WellPoint, Inc.	1.00%	Goldman Sachs Group, Inc.	9/20/17	A-	USD 7,300	164,174
MetLife, Inc.	1.00%	Deutsche Bank AG	3/20/18	A-	USD 3,025	108,715
Total						$959,631

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

•	Interest rate swaps outstanding as of April 30, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty/ Exchange	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
0.44%[3]	3-month LIBOR	Chicago Mercantile	8/29/14	USD 56,600	$(95,842)
2.71%[3]	3-month LIBOR	Credit Suisse Group AG	8/21/42	USD 300	6,503
2.97%[3]	3-month LIBOR	Deutsche Bank AG	1/31/43	USD 10,000	(317,420)
2.93%[4]	3-month LIBOR	Deutsche Bank AG	4/15/43	USD 2,000	46,492
Total					$(360,267)

[3]	Trust pays the fixed rate and receives the floating rate.

[4]	Trust pays the floating rate and receives the fixed rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2013	21

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$7,926,549	$8,415,000	$16,341,549
Corporate Bonds	—	1,920,243,573	17,200,000	1,937,443,573
Preferred Securities	$15,663,670	401,914,529	—	417,578,199
Taxable Municipal Bonds	—	18,971,450	—	18,971,450
US Government Sponsored Agency Securities	—	3,514,218	—	3,514,218
US Treasury Obligations	—	40,653,473	—	40,653,473
Short-Term Securities	4,448,337	—	—	4,448,337
Options Purchased:
Interest Rate Contracts	32,812	173,038	—	205,850

Total	$20,144,819	$2,393,396,830	$25,615,000	$2,439,156,649

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$959,631	—	$959,631
Interest rate contracts	$90,035	52,995	—	143,030
Liabilities:
Credit contracts	—	(1,355,140)	—	(1,355,140)
Foreign currency exchange contracts	—	(19,324)	—	(19,324)
Interest rate contracts	(6,063,557)	(553,808)	—	(6,617,365)

Total	$(5,973,522)	$(915,646)	—	$(6,889,168)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Trust’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of April 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral for centrally cleared swaps	$110,000	—	—	$110,000
Cash pledged as collateral for financial futures contracts	4,017,940	—	—	4,017,940
Cash pledged as collateral for swaps	1,850,000	—	—	1,850,000
Liabilities:
Cash received as collateral for reverse repurchase agreements	—	$(8,667,000)	—	(8,667,000)
Reverse repurchase agreements	—	(750,036,395)	—	(750,036,395)

Total	$5,977,940	$(758,703,395)	—	$(752,725,455)

There were no transfers between Level 1 and Level 2 during the six months ended April 30, 2013.

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (concluded)	BlackRock Credit Allocation Income Trust (BTZ)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Total
Assets:
Opening Balance, as of October 31, 2012	$3,982,000	$8,192,550	$12,174,550
Transfers into Level 3[1]	—	—	—
Transfers out of Level 3[1]	—	—	—
Accrued discounts/premiums	57,923	—	57,923
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[2]	329,921	517,450	847,371
Purchases	4,045,156	8,490,000	12,535,156
Sales	—	—	—

Closing Balance, as of April 30, 2013	$8,415,000	$17,200,000	$25,615,000

[1]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of April 30, 2013 was $847,371.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2013	23

Consolidated Schedule of Investments April 30, 2013 (Unaudited)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd., Series 2012-1A, Class D, 5.13%, 9/20/23 (a)(b)	USD	750	$755,625
Anchorage Capital CLO Ltd., Series 2012-1A, Class B, 3.16%, 1/13/25 (a)(b)		1,000	989,200
Apidos CDO XI, Series 2012-11A, Class D, 4.74%, 1/17/23 (a)(b)		500	491,250
Atrium CDO Corp., Series 9A, Class D, 3.96%, 2/28/24 (a)(b)		500	472,250
Carlyle Global Market Strategies, Series 2013-1A, Class C, 4.29%, 2/14/25 (a)(b)		250	249,000
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class D, 4.78%, 1/20/25 (a)(b)		450	450,000
Cavalry CLO Ltd., Series 2A, Class D, 4.38%, 1/17/24 (a)(b)		500	486,250
Cent CLO LP, Series 2013-17A, Class C, 3.79%, 1/30/25 (a)(b)		500	474,710
Fraser Sullivan CLO VII Ltd., Series 2012-7A, Class C, 4.28%, 4/20/23 (a)(b)		575	566,778
Goldentree Loan Opportunities VI Ltd., Series 2012-6A, Class D, 4.48%, 4/17/22 (a)(b)		950	947,340
Highbridge Loan Management Ltd., Series 2012-1A, Class C, 5.28%, 9/20/22 (a)(b)		925	927,775
ING IM CLO Ltd. (a)(b):
Series 2012-2A, Class D, 4.83%, 10/15/22		950	950,000
Series 2012-4A, Class C, 4.78%, 10/15/23		500	501,875
LCM XI LP, Series 11A, Class D2, 4.23%, 4/19/22 (a)(b)		1,000	1,000,000
Marea CLO Ltd., Series 2012-1A, Class D, 4.83%, 10/16/23 (a)(b)		1,000	998,000
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class C, 4.56%, 1/15/24 (a)(b)		600	588,000
OZLM Funding Ltd. (a)(b):
Series 2012-2A, Class C, 4.63%, 10/30/23		500	498,950
Series 2013-3A, Class C, 4.15%, 1/22/25		250	246,100
Race Point VI CLO Ltd., Series 2012-6A, Class D, 4.79%, 5/24/23 (a)(b)		675	673,042
Symphony CLO IX LP, Series 2012-9A, Class D, 4.53%, 4/16/22 (a)(b)		775	772,830
Symphony CLO X Ltd., Series 2012-10A, Class D, 5.53%, 7/23/23 (a)(b)		925	931,937
West CLO Ltd., Series 2012-1A, Class C, 5.05%, 10/30/23 (a)(b)		845	851,549
Total Asset-Backed Securities – 4.2%			14,822,461

Common Stocks		Shares
Auto Components — 0.0%
Lear Corp.		330	19,067
Construction & Engineering — 0.0%
USI United Subcontractors		8,067	8,067
Hotels, Restaurants & Leisure — 0.3%
BLB Worldwide Holdings, Inc. (c)		50,832	1,070,014
Metals & Mining — 0.1%
Euramax International (c)		1,135	227,040
Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd. (a)(c)		62,685	242,664
Ainsworth Lumber Co. Ltd. (c)		220,483	853,525

			1,096,189
Common Stocks		Shares	Value
Software — 0.3%
Bankruptcy Management Solutions, Inc. (c)		2,947	—
HMH Holdings/EduMedia		41,612	$1,050,704

			1,050,704
Total Common Stocks – 1.0%			3,471,081

Corporate Bonds		Par (000)
Airlines — 0.2%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 10/15/21	USD	200	211,708
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18		415	423,300

			635,008
Auto Components — 0.4%
Icahn Enterprises LP, 8.00%, 1/15/18		660	709,500
Schaeffler Finance BV, 4.75%, 5/15/21 (a)		540	546,750

			1,256,250
Beverages — 0.6%
Refresco Group BV (b):
4.23%, 5/15/18 (a)	EUR	500	663,743
4.23%, 5/15/18		1,000	1,327,486

			1,991,229
Building Products — 0.5%
Cemex SAB de CV, 5.88%, 3/25/19 (a)	USD	214	217,745
Grohe Holding GmbH, 4.20%, 9/15/17 (a)(b)	EUR	700	928,779
Momentive Performance Materials, Inc., 8.88%, 10/15/20	USD	425	463,250

			1,609,774
Capital Markets — 0.1%
E*Trade Financial Corp., 0.00%, 8/31/19 (a)(d)(e)		439	440,646
Commercial Banks — 1.3%
VTB Bank OJSC Via VTB Capital SA, 6.88%, 5/29/18		3,940	4,418,710
Commercial Services & Supplies — 0.7%
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (a)		478	503,137
Verisure Holdings AB, 6.71%, 9/01/18 (b)	EUR	1,500	2,009,996

			2,513,133
Communications Equipment — 1.2%
Avaya, Inc., 7.00%, 4/01/19 (a)	USD	467	449,488
Telenet Finance IV Luxembourg S.C.A., 4.08%, 6/15/21 (b)	EUR	1,500	1,975,426
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20	USD	1,010	1,138,775
10.13%, 7/01/20		665	786,362

			4,350,051
Consumer Finance — 0.3%
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		1,015	1,077,169
Containers & Packaging — 2.3%
Ardagh Packaging Finance Plc:
7.38%, 10/15/17 (a)	EUR	400	574,190
7.38%, 10/15/17		300	430,643
4.88%, 11/15/22 (a)	USD	201	205,523
GCL Holdings SCA, 9.38%, 4/15/18 (a)	EUR	329	473,355
Guala Closures SpA, 5.60%, 11/15/19 (b)		1,500	2,007,862

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	APRIL 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Containers & Packaging (concluded)
Smurfit Kappa Acquisitions:
7.25%, 11/15/17 (a)	EUR	355	$495,568
7.75%, 11/15/19 (a)		416	603,705
3.71%, 10/15/20 (b)		2,500	3,368,101

			8,158,947
Diversified Financial Services — 1.1%
Ally Financial, Inc., 2.49%, 12/01/14 (b)	USD	795	797,213
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20		2,345	2,456,387
6.88%, 2/15/21		490	534,100

			3,787,700
Diversified Telecommunication Services — 0.2%
ITC Deltacom, Inc., 10.50%, 4/01/16		477	505,620
Lynx I Corp., 5.38%, 4/15/21 (a)		200	213,500

			719,120
Energy Equipment & Services — 0.8%
CGG, Veritas, 7.75%, 5/15/17		1,795	1,848,850
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)		298	318,860
Tervita Corp., 8.00%, 11/15/18 (a)		618	647,355

			2,815,065
Health Care Equipment & Supplies — 0.4%
Ontex IV SA, 4.34%, 4/15/18 (b)	EUR	1,000	1,320,243
Health Care Providers & Services — 1.8%
CHS/Community Health Systems, Inc., 5.13%, 8/15/18	USD	954	1,020,780
Crown Newco 3 Plc, 7.00%, 2/15/18 (a)	GBP	1,750	2,895,056
HCA, Inc., 6.50%, 2/15/20	USD	1,055	1,218,525
Tenet Healthcare Corp.:
6.25%, 11/01/18		495	558,112
4.50%, 4/01/21 (a)		704	718,080

			6,410,553
Hotels, Restaurants & Leisure — 0.1%
Carlson Wagonlit BV, 6.88%, 6/15/19 (a)		200	212,000
Household Durables — 0.1%
Berkline/Benchcraft LLC, 4.50%, 11/03/12 (c)(f)		400	—
United Rentals North America, Inc., 5.75%, 7/15/18		210	228,900

			228,900
Independent Power Producers & Energy Traders — 1.0%
Energy Future Intermediate Holding Co. LLC:
10.00%, 12/01/20 (a)	USD	585	663,244
10.00%, 12/01/20		2,525	2,891,125

			3,554,369
IT Services — 0.2%
First Data Corp., 6.75%, 11/01/20 (a)	USD	650	697,125
Machinery — 1.1%
KION Finance SA, 4.46%, 4/15/18 (a)(b)	EUR	3,000	4,000,237
Media — 2.8%
Clear Channel Communications, Inc., 9.00%, 12/15/19 (a)		397	397,000
Clear Channel Worldwide Holdings, Inc. (a):
6.50%, 11/15/22		509	540,813
6.50%, 11/15/22		1,377	1,476,832
Odeon & UCI Finco Plc, 5.23%, 8/01/18 (b)	EUR	1,600	2,086,050
Unitymedia Hessen GmbH & Co. KG/ Unitymedia NRW GmbH:
8.13%, 12/01/17		148	208,533
5.75%, 1/15/23		1,450	1,962,092
Corporate Bonds		Par (000)	Value
Media (concluded)
Virgin Media Secured Finance Plc, 7.00%, 1/15/18	GBP	1,197	$1,980,218
Ziggo Finance BV, 6.13%, 11/15/17 (a)	EUR	1,005	1,386,403

			10,037,941
Metals & Mining — 0.0%
New World Resources NV, 7.88%, 5/01/18		133	164,645
Oil, Gas & Consumable Fuels — 1.6%
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19	USD	385	421,575
KazmunaiGaz Finance Sub BV, 8.38%, 7/02/13		1,500	1,512,900
Offshore Group Investment Ltd., 7.13%, 4/01/23 (a)		235	244,400
Petroleos de Venezuela SA, 5.25%, 4/12/17		4,000	3,470,000

			5,648,875
Real Estate Management & Development — 0.3%
Country Garden Holdings Co. Ltd., 7.50%, 1/10/23 (a)		500	521,250
Realogy Corp., 7.63%, 1/15/20 (a)		445	510,638

			1,031,888
Specialty Retail — 1.0%
DFS Furniture Holdings Plc, 6.51%, 8/15/18 (b)	GBP	2,000	3,106,700
House of Fraser Funding Plc, 8.88%, 8/15/18 (a)		349	566,514

			3,673,214
Transportation Infrastructure — 0.4%
Aguila 3 SA, 7.88%, 1/31/18 (a)	CHF	1,100	1,268,821
Wireless Telecommunication Services — 2.2%
iPCS, Inc., 2.42%, 5/01/13 (b)	USD	1,155	1,155,000
Matterhorn Mobile SA, 5.48%, 5/15/19 (b)	EUR	3,000	4,029,868
Sprint Nextel Corp. (a):
9.00%, 11/15/18	USD	790	971,700
7.00%, 3/01/20		1,460	1,660,750

			7,817,318
Total Corporate Bonds — 22.7%			79,838,931

Floating Rate Loan Interests (b)
Aerospace & Defense — 1.2%
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/31/20		1,365	1,379,333
DynCorp International LLC, Term Loan B, 6.25%, 7/07/16		385	387,472
The SI Organization, Inc., Term Loan B, 4.50%, 11/22/16		1,069	1,062,550
Spirit Aerosystems, Inc., Term Loan B, 3.75%, 4/18/19		960	969,903
Transdigm, Inc., Term Loan C, 3.75%, 2/28/20		519	525,687

			4,324,945
Airlines — 0.8%
Delta Air Lines, Inc.:
Term Loan, 3.53%, 9/16/15		911	851,485
Term Loan B, 4.25%, 4/20/17		466	472,188
Northwest Airlines, Inc.:
Term Loan, 2.30%, 3/10/17		355	328,570
Term Loan, 2.30%, 3/10/17		644	596,054
Term Loan, 1.68%, 9/10/18		292	258,435
Term Loan, 1.68%, 9/10/18		289	255,779
US Airways Group, Inc., Term Loan, 2.70%, 3/21/14		158	157,694

			2,920,205
Auto Components — 3.2%
Autoparts Holdings Ltd., First Lien Term Loan, 6.50%, 7/28/17		1,591	1,610,621

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2013	25

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Auto Components (concluded)
Federal-Mogul Corp.:
Term Loan B, 2.14%, 12/29/14	USD	3,435	$3,253,820
Term Loan C, 2.14%, 12/28/15		1,431	1,356,037
The Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.75%, 4/30/19		1,705	1,718,009
GPX International Tire Corp. (c)(f):
Term Loan, 12.25%, 3/30/12		274	—
Term Loan, 13.00%, 3/30/12		4	—
Schaeffler AG, Term Loan C, 4.25%, 1/27/17		1,120	1,131,749
Transtar Holding Co., First Lien Term Loan, 5.50%, 10/09/18		1,313	1,326,534
UCI International, Inc., Term Loan B, 5.50%, 7/26/17		926	930,510

			11,327,280
Beverages — 0.0%
Le-Nature’s, Inc., Tranche B Term Loan, 10.25%, 3/01/11 (c)(f)		1,000	100
Biotechnology — 0.4%
Grifols, Inc., Term Loan B, 4.25%, 6/01/17		1,457	1,472,809
Building Products — 1.2%
Armstrong World Industries, Inc., Term Loan B, 3.50%, 3/16/20		610	613,269
CPG International, Inc., Term Loan, 5.75%, 9/18/19		1,940	1,964,503
United Subcontractors, Inc., First Lien Term Loan, 6.29%, 6/30/15		208	197,247
Wilsonart International Holdings LLC, Term Loan B, 5.50%, 10/31/19		1,551	1,555,766

			4,330,785
Capital Markets — 1.5%
American Capital Holdings, Inc., Term Loan, 5.50%, 8/22/16		1,605	1,627,069
HarbourVest Partners LLC, Term Loan B, 4.75%, 11/21/17		935	939,561
Nuveen Investments, Inc.:
1st Lien Term Loan, 5.20%, 5/13/17		2,254	2,278,637
2nd Lien Term Loan, 6.50%, 2/28/19		531	534,319

			5,379,586
Chemicals — 4.5%
AI Chem & Cy S.C.A.:
2nd Lien Term Loan, 8.25%, 3/12/20		330	337,633
Term Loan B1, 4.50%, 10/03/19		599	606,255
Term Loan B2, 4.50%, 10/03/19		311	314,556
American Rock Salt Holdings LLC, Term Loan, 5.50%, 4/25/17		1,593	1,594,370
Chemtura Corp., Exit Term Loan B, 5.50%, 8/27/16		716	724,519
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19		1,276	1,295,916
General Chemical Corp., Term Loan, 5.00%—5.75%, 10/06/15		948	958,540
INEOS US Finance LLC:
3 Year Term Loan, 5.50%, 5/04/15	USD	231	234,061
6 Year Term Loan, 6.50%, 5/04/18		847	855,750
MacDermid, Inc., Tranche C Term Loan, 2.31%, 4/11/14	EUR	1,271	1,669,223
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17	USD	1,441	1,448,676
Tronox Pigments (Netherlands) BV, Term Loan B, 4.50%, 2/08/18		1,703	1,726,566
Univar, Inc., Term Loan B, 5.00%, 6/30/17		962	966,952
US Coatings Acquisition, Inc., Term Loan, 4.75%, 2/03/20		3,005	3,042,262

			15,775,279
Floating Rate Loan Interests (b)		Par (000)	Value
Commercial Banks — 0.5%
Everest Acquisition LLC, Term Loan B1, 5.00%, 5/24/18	USD	1,755	$1,762,459
Commercial Services & Supplies — 4.7%
ACCO Brands Corp., Term Loan B, 4.25%, 4/30/19		1,506	1,518,194
ADS Waste Holdings, Inc., Term Loan B, 4.25%, 10/09/19		2,743	2,776,015
Altegrity, Inc.:
Term Loan, 5.00%, 2/21/15		545	540,776
Tranche D Term Loan, 7.75%, 2/20/15		469	475,407
AWAS Finance Luxembourg 2012 SA, Term Loan, 4.75%, 7/16/18		261	262,319
AWAS Finance Luxembourg Sarl, Term Loan B, 3.50%, 6/10/16		1,724	1,738,009
Catalent Pharma Solutions, Inc., Term Loan, 6.25%, 12/31/17		300	303,000
Delos Aircraft, Inc., Term Loan 2, 4.75%, 4/12/16		1,675	1,684,765
Garda World Security Corp., Term Loan B, 4.50%, 11/13/19		313	317,343
KAR Auction Services, Inc., Term Loan B, 3.75%, 5/19/17		1,783	1,806,896
Livingston International, Inc.:
1st Lien Term Loan B, 5.00%, 4/04/19		820	825,125
2nd Lien Term Loan C, 9.50%, 4/09/20		540	552,150
Progressive Waste Solutions Ltd., Term Loan B, 3.50%, 10/24/19		828	837,587
Protection One, Inc., Term Loan, 4.25%, 3/21/19		1,346	1,363,234
West Corp., Term Loan B8, 4.25%, 6/29/18		1,620	1,645,207

			16,646,027
Communications Equipment — 3.7%
Alcatel-Lucent USA, Inc.:
Term Loan B, 6.25%, 8/01/16		1,165	1,181,823
Term Loan C, 7.25%, 1/30/19		1,766	1,808,708
Term Loan D, 7.50%, 1/30/19	EUR	648	862,843
Arris Group, Inc., Term Loan B, 3.50%, 2/07/20		235	235,148
Avaya, Inc.:
Extended Term Loan B3, 4.79%, 10/26/17		1,074	999,248
Term Loan B5, 8.00%, 3/30/18		171	171,237
CommScope, Inc., Term Loan, 3.75%, 1/12/18		1,738	1,760,470
Riverbed Technology, Inc., Term Loan, 4.00%, 12/18/19		927	942,929
Telesat Canada, Term Loan A, 4.83%, 3/24/17	CAD	2,893	2,864,799
Zayo Group LLC, Term Loan B, 4.50%, 7/02/19	USD	2,065	2,086,433

			12,913,638
Construction & Engineering — 1.4%
BakerCorp International, Inc., Term Loan, 4.25%, 2/14/20		673	677,386
Centaur LLC:
1st Lien Term Loan, 5.25%, 2/15/19		1,520	1,542,800
2nd Lien Term Loan, 8.75%, 2/20/20		745	756,175
Safway Services LLC, First Out Term Loan, 9.00%, 12/16/17		2,100	2,100,000

			5,076,361
Construction Materials — 1.7%
HD Supply, Inc., Senior Debt B, 4.50%, 10/12/17		5,866	5,937,764
Consumer Finance — 0.7%
Springleaf Financial Funding Co., Term Loan, 5.50%, 5/10/17		2,282	2,289,511
Containers & Packaging — 0.6%
Berlin Packaging LLC:
First Lien Term Loan, 4.75%, 4/02/19		270	272,870
Second Lien Term Loan, 8.75%, 4/02/20		325	330,687
Sealed Air Corp., Term Loan, 4.00%, 10/03/18		1,012	1,027,519

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	APRIL 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Containers & Packaging (concluded)
Smurfit Kappa Acquisitions:
Term Loan B4, 3.71% - 3.84%, 6/30/16	EUR	226	$299,137
Term Loan C4, 3.99% - 4.09%, 3/31/17		224	297,232

			2,227,445
Distributors — 1.2%
ABC Supply, Inc., Term Loan, 3.50%, 4/20/20	USD	2,855	2,877,583
Crossmark Holdings, Inc., Term Loan, 4.50%, 12/20/19		499	498,625
VWR Funding, Inc., Extended Add on Term Loan, 4.20%, 4/03/17		733	741,411

			4,117,619
Diversified Consumer Services — 3.6%
Bright Horizons Family Solutions, Inc., Term Loan B, 4.00% - 5.25%, 1/16/20		1,501	1,514,373
Coinmach Service Corp.:
Delayed Draw Term Loan, 3.20%, 11/20/14		480	478,750
Term Loan B, 3.20%, 11/20/14		1,722	1,717,786
Education Management LLC, Term Loan C3, 8.25%, 3/29/18		288	248,637
Iglo Foods Midco Ltd., Term Loan F, 4.87%, 10/31/17	EUR	2,620	3,482,622
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18	USD	1,388	1,396,236
ServiceMaster Co., Term Loan, 4.25%, 1/31/17		1,940	1,954,669
Weight Watchers International, Inc., Term Loan B2, 3.75%, 4/02/20		2,000	1,993,260

			12,786,333
Diversified Financial Services — 2.7%
CBAC Borrower LLC, Term Loan B, 8.25%, 4/24/20		675	671,625
Dundee Holdco 4 Limited, Term Loan B, 5.50%, 3/28/20		555	558,929
Reynolds Group Holdings, Inc., Term Loan, 5.00%, 9/28/18	EUR	4,975	6,593,826
ROC Finance LLC, Term Loan, 6.00%, 3/28/19	USD	660	665,768
WMG Acquisition Corp., Term Loan, 5.25%, 11/01/18		973	985,148

			9,475,296
Diversified Telecommunication Services — 4.7%
Consolidated Communications, Inc., Term Loan B3, 5.25%, 12/31/18		2,344	2,370,989
Hawaiian Telcom Communications, Inc., Term Loan B, 7.00%, 2/28/17		1,456	1,480,118
Integra Telecom Inc., Refinancing 2nd Lien Term Loan, 9.75%, 2/21/20		650	666,386
Integra Telecom, Inc., Term Loan, 6.00%, 2/15/19		1,235	1,259,700
ISS Holdings, Term Loan B12, 4.25%, 3/15/18		2,000	2,008,060
Level 3 Financing, Inc.:
2016 Term Loan B, 4.75%, 2/01/16		438	443,364
2019 Term Loan B, 5.25%, 8/01/19		1,380	1,397,940
Term Loan, 4.75%, 8/01/19		4,920	4,970,430
US Telepacific Corp., Term Loan B, 5.75%, 2/23/17		1,890	1,885,346

			16,482,333
Electronic Equipment, Instruments & Components — 0.3%
CDW LLC, New Term Loan, 3.50%, 4/30/20		875	876,645
Energy Equipment & Services — 1.8%
API Heat Transfer, Inc., Term Loan, 4/30/19		1,005	1,001,231
Dynegy Holdings, Inc.:
Term Loan B1, 4.00%, 4/16/20		780	779,579
Term Loan B2, 4.00%, 4/16/20		1,245	1,244,328
MEG Energy Corp., New Term Loan, 3.75%, 3/31/20		1,386	1,400,283
Tervita Corp., Term Loan, 6.25%, 5/01/18		1,202	1,220,774
Floating Rate Loan Interests (b)		Par (000)	Value
Energy Equipment & Services (concluded)
Unifrax I LLC/Unifrax Holding Co., Term Loan, 4.25%, 11/28/18	USD	584	$589,916

			6,236,111
Food & Staples Retailing — 3.2%
Alliance Boots Holdings Ltd., Term Loan B1, 3.49%, 7/09/15	GBP	4,525	7,015,131
Iceland Foods Group Ltd., Term Loan B1, 5.50%, 3/08/19		849	1,331,308
Pilot Travel Centers LLC, Term Loan B2, 4.25%, 8/07/19	USD	1,279	1,264,728
Rite Aid Corp., 2nd Lien Term Loan, 5.75%, 8/21/20		540	559,802
Supervalu, Inc., Term Loan B, 6.25%, 3/21/19		1,100	1,116,368

			11,287,337
Food Products — 1.8%
AdvancePierre Foods, Inc., Term Loan, 5.75%, 7/10/17		1,446	1,466,624
Del Monte Foods Co., Term Loan, 4.00%, 3/08/18		1,604	1,615,354
Dole Food Co., Inc., Term Loan, 3.75%, 4/01/20		1,610	1,620,063
Michael Foods Group, Inc., Term Loan, 4.25%, 2/23/18		293	296,586
Pinnacle Foods Finance LLC, Term Loan G, 3.25%, 4/22/20		1,150	1,153,450

			6,152,077
Health Care Equipment & Supplies — 3.8%
Bausch & Lomb, Inc., Term Loan B, 5.25%, 5/17/19		2,308	2,332,438
Biomet, Inc., Extended Term Loan B, 3.95% - 4.03%, 7/25/17		899	910,483
BSN Medical Acquisition Holding GmbH, Term Loan B, 5.00%, 8/28/19		2,000	2,012,500
Capital Safety North America Holding, Inc., Term Loan, 4.50%, 1/21/19		950	962,298
DJO Finance LLC, Term Loan B3, 4.75%, 9/15/17		3,167	3,217,574
Hologic, Inc., Term Loan B, 4.50%, 8/01/19		1,603	1,624,239
Immucor, Inc., Term Loan B2, 5.00%, 8/17/18		1,734	1,756,831
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		566	577,747

			13,394,110
Health Care Providers & Services — 4.2%
American Renal Holdings, Inc.:
1st Lien Term Loan, 4.50%, 9/22/19		1,595	1,598,493
2nd Lien Term Loan, 8.50%, 2/14/20		885	892,372
Ardent Medical Services, Inc., Term Loan, 6.75%, 7/02/18		708	718,848
CHG Buyer Corp., First Lien Term Loan, 5.00%, 11/22/19		1,204	1,221,796
ConvaTec, Inc., Term Loan, 5.00%, 12/22/16		1,186	1,206,259
DaVita, Inc.:
Term Loan B, 4.50%, 10/20/16		2,178	2,199,928
Term Loan B2, 4.00%, 11/01/19		668	675,322
Emergency Medical Services Corp., Term Loan, 4.00%, 5/25/18		1,455	1,472,310
Genesis HealthCare Corp., Term Loan B, 10.00% - 10.75%, 9/25/17		571	567,675
Harden Healthcare LLC:
Add on Term Loan A, 7.75%, 3/02/15		1,084	1,063,553
Term Loan A, 8.50%, 3/02/15		654	648,842
HCA, Inc., Extended Term Loan B4, 2.95%, 5/01/18		330	330,597
inVentiv Health, Inc.:
Combined Term Loan, 7.50%, 8/04/16		183	181,590
Incremental Term Loan B-3, 7.75%, 5/15/18		241	239,024
US Renal Care, Inc., First Lien Term Loan, 6.25%, 7/02/19		1,360	1,380,121

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2013	27

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Health Care Providers & Services (concluded)
Vanguard Health Holdings Co. II LLC, Term Loan B, 3.75%, 1/29/16	USD	325	$328,738

			14,725,468
Health Care Technology — 1.1%
IMS Health, Inc., Term Loan B1, 3.75%, 9/01/17		1,172	1,180,884
Kinetic Concepts, Inc., Term Loan C1, 5.50%, 5/04/18		1,733	1,761,570
MedAssets, Inc., Term Loan B, 4.00%, 12/13/19		725	733,217

			3,675,671
Hotels, Restaurants & Leisure — 5.7%
Alpha D2 Ltd., Extended Term Loan B2, 6.00%, 4/30/19		1,436	1,458,722
Boyd Gaming Corp., Incremental Term Loan, 6.00%, 12/17/15		994	1,004,105
Caesars Entertainment Operating Co., Inc., Term Loan, 9.25%, 4/25/17		855	869,962
Harrah’s Property Co., Mezzanine Term Loan, 3.69%, 2/13/14		4,893	4,492,502
MGM Resorts International, Term Loan B, 4.25%, 12/20/19		1,450	1,470,508
OSI Restaurant Partners LLC, Replacement Term Loan, 3.50%, 10/28/19		635	638,569
Sabre, Inc., Term Loan B, 5.25%, 2/19/19		853	865,492
SeaWorld Parks & Entertainment, Inc., Term Loan B, 4.00%, 8/17/17		1,094	1,103,639
Station Casinos, Inc., New Term Loan B, 5.00%, 3/01/20		3,235	3,271,911
Travelport LLC, Extended Delayed Draw Term Loan, 4.96%, 8/21/15		351	350,123
Twin River Worldwide Holdings, Inc.:
Term Loan, 8.50%, 11/05/15		1,161	1,170,782
Term Loan, 5.25%, 9/27/18		1,511	1,528,486
Wendy’s International, Inc., Term Loan B, 4.75%, 5/15/19		1,758	1,767,561

			19,992,362
Household Products — 1.1%
Prestige Brands, Inc., New Term Loan, 3.75%, 1/31/19		1,234	1,251,853
Spectrum Brands, Inc., Term Loan, 4.50%, 12/17/19		2,544	2,579,389

			3,831,242
Independent Power Producers & Energy Traders — 0.5%
Calpine Corp., Term Loan B1, 4.00%, 4/02/18		566	572,696
Star West Generation LLC, Term Loan B, 5.00%, 3/13/20		1,085	1,105,344

			1,678,040
Industrial Conglomerates — 1.2%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		3,992	4,051,227
Insurance — 2.3%
Alliant Holdings I, Inc., Term Loan B, 5.00%, 12/20/19		1,132	1,144,899
Asurion LLC, Term Loan B1, 4.50%, 5/24/19		1,731	1,749,925
CNO Financial Group, Inc.:
Term Loan B-1, 4.25%, 9/28/16		990	999,197
Term Loan B-2, 5.00%, 9/20/18		1,424	1,443,074
Cooper Gay Swett & Crawford Ltd.:
First Lien Term Loan, 5.22%, 4/06/20		1,115	1,124,756
Second Lien Term Loan, 8.25%, 10/05/20		530	540,600
Cunningham Lindsey Group, Inc., 1st Lien Term Loan, 5.00%, 12/10/19		983	996,048

			7,998,499
Floating Rate Loan Interests (b)		Par (000)	Value
Internet Software & Services — 0.3%
Web.com Group, Inc., Term Loan B, 4.50%, 10/27/17	USD	1,155	$1,164,401
IT Services — 4.8%
CCC Information Services, Inc., Term Loan, 5.25%, 12/20/19		519	524,214
Ceridian Corp., Extended Term Loan, 5.95%, 5/09/17		1,813	1,844,197
First Data Corp.:
2017 Term Loan, 4.20%, 3/24/17		175	174,727
2018 Term Loan, 4.20%, 9/24/18		1,130	1,124,734
Extended 2018 Term Loan B, 4.20%, 3/23/18		6,020	5,996,550
Genpact International, Inc., Term Loan B, 4.25%, 8/30/19		2,070	2,105,818
InfoGroup, Inc., Term Loan, 7.00%, 5/25/18		314	286,612
Light Tower Fiber LLC, 1st Lien Term Loan, 4.50%, 3/27/20		1,630	1,646,300
SunGard Data Systems, Inc.:
Term Loan D, 4.50%, 1/31/20		678	686,358
Term Loan E, 4.00%, 3/08/20		195	197,254
TransUnion LLC, Term Loan, 4.25%, 2/10/19		2,219	2,245,633

			16,832,397
Leisure Equipment & Products — 0.1%
FGI Operating Co. LLC, Term Loan, 5.50%, 4/19/19		512	512,192
Life Sciences Tools & Services — 0.2%
Patheon, Inc., Term Loan, 7.25%, 12/06/18		741	752,394
Machinery — 2.2%
Alliance Laundry Systems LLC:
First Lien Term Loan, 4.50%, 12/07/18		522	526,912
Second Lien Term Loan, 9.50%, 12/10/19		286	293,881
Dematic S.A., Term Loan, 5.25%, 12/27/19		1,062	1,072,961
Intelligrated, Inc., First Lien Term Loan, 4.50% - 5.50%, 7/30/18		1,194	1,207,432
Navistar International Corp., Term Loan B, 5.75%, 7/16/14		549	559,237
Rexnord LLC, Term Loan B, 4.50%, 4/02/18		531	535,622
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		1,726	1,737,323
Terex Corp.:
Term Loan B, 4.50%, 4/28/17		707	721,254
Term Loan B, 5.00%, 4/28/17	EUR	350	463,213
Wabash National Corp., Term Loan B, 6.00% - 7.00%, 5/02/19	USD	711	712,905

			7,830,740
Media — 12.9%
AMC Entertainment, Inc., Term Loan, 1.00%, 4/30/20		700	704,543
BBHI Acquisition LLC, Term Loan B, 4.50%, 12/14/17		319	321,446
Capsugel Holdings US, Inc., Term Loan B, 4.75%, 8/01/18		1,157	1,180,286
Catalina Marketing Corp., Extended Term Loan B, 5.70%, 9/29/17		1,355	1,371,859
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 2.71%, 7/03/14		196	152,738
Tranche 1 Incremental, 7.50%, 7/03/14		1,104	862,025
Charter Communications Operating LLC:
Extended Term Loan C, 3.45%, 9/06/16		113	112,919
Term Loan D, 4.00%, 5/15/19		187	187,427
Clear Channel Communications, Inc.:
Term Loan B, 3.85%, 1/29/16		407	372,896
Term Loan C, 3.84%, 1/29/16		439	396,925
Cumulus Media, Inc., First Lien Term Loan, 4.50%, 9/17/18		1,181	1,200,816

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	APRIL 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Media (concluded)
EMI Music Publishing Ltd., Term Loan B, 4.25%, 6/29/18	USD	1,209	$1,223,529
Fender Musical Instrument Corp., Term Loan B, 5.75%, 4/03/19		190	190,296
Foxco Acquisition Sub LLC, Term Loan B, 5.50%, 7/14/17		1,851	1,880,203
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19		1,087	1,102,366
Gray Television, Inc., Term Loan B, 4.75%, 10/15/19		1,281	1,298,924
Houghton Mifflin Harcourt Publishing Co., DIP Term Loan B, 7.25%, 6/01/18		1,148	1,157,013
Hubbard Radio LLC, Term Loan B, 4.50%, 4/28/17		887	901,537
Intelsat Jackson Holdings SA, Term Loan B1, 4.25%, 4/02/18		6,874	6,959,937
Interactive Data Corp., Term Loan B, 3.75%, 2/11/18		2,330	2,353,047
Kabel Deutschland GmbH:
Term Loan F1, 3.25%, 2/01/19		554	556,460
Term Loan H, 3.25%, 4/17/20	EUR	4,545	6,001,104
Lavena Holding 4 GmbH (Prosiebensat.1 Media AG):
Term Loan B, 2.62%, 3/06/15		304	396,432
Term Loan C, 3.00%, 3/04/16		608	796,866
NEP Supershooters LP:
New Term Loan, 4.75%, 1/18/20	USD	1,756	1,786,323
Second Lien Term Loan, 9.50%, 8/18/20		349	362,225
Nielsen Finance LLC, Term Loan E, 2.95%, 5/02/16		1,190	1,204,510
Salem Communications Corp., Term Loan B, 4.50%, 3/15/20		1,065	1,079,644
Univision Communications, Inc., Converted Extended Term Loan, 4.75%, 3/01/20		1,173	1,182,827
UPC Financing Partnership:
Term Loan AG, 3.87%, 3/26/21	EUR	910	1,205,495
Term Loan T, 3.70%, 12/30/16	USD	195	194,707
Virgin Media Investment Holdings:
Term Loan B, 4.50%, 2/15/20	GBP	2,220	3,482,955
Term Loan B, 3.50%, 2/17/20	USD	1,485	1,485,668
WC Luxco Sarl, Term Loan B-3, 4.25%, 3/15/18		446	452,467
WideOpenWest Finance LLC, First Lien Term Loan, 6.25%, 7/17/18		1,360	1,377,143

			45,495,558
Metals & Mining — 4.2%
Ameriforge Group, Inc.:
First Lien Term Loan, 6.00%, 12/19/19		998	1,009,969
Second Lien Term Loan, 8.75% - 9.75%, 12/18/20		495	504,593
Constellium HoldCo BV, Term Loan B, 6.25%, 3/25/20		2,220	2,275,500
FMG America Finance, Inc., Term Loan, 5.25%, 10/18/17		3,666	3,730,106
Novelis, Inc., Term Loan, 3.75%, 3/10/17		3,056	3,105,440
SunCoke Energy, Inc., Term Loan B, 4.00%, 7/26/18		258	259,128
Walter Energy, Inc., Term Loan B, 5.75%, 4/02/18		2,004	2,028,722
Windsor Financing LLC, Term Loan B, 6.25%, 12/05/17		1,696	1,742,289

			14,655,747
Multiline Retail — 2.8%
99 Cents Only Stores, Term Loan, 5.25%, 1/11/19		1,144	1,158,080
Apex Tool Group LLC, Term Loan B, 4.50%,1/28/20		1,285	1,301,499
BJ’s Wholesale Club, Inc.:
Replacement Term Loan, 4.25%, 9/26/19		1,095	1,103,241
Second Lien Term Loan, 9.75%, 3/26/20		545	564,418

Floating Rate Loan Interests (b)		Par (000)	Value
Multiline Retail (concluded)
HEMA Holding BV:
Second Lien Term Loan, 5.12%, 1/05/17	EUR	3,800	$4,635,336
Term Loan B, 2.12%, 7/06/15		167	212,523
Term Loan C, 2.87%, 7/05/16		167	213,622
The Neiman Marcus Group, Inc., Extended Term Loan, 4.00%, 5/16/18	USD	750	755,438
			9,944,157
Oil, Gas & Consumable Fuels — 5.5%
Chesapeake Energy Corp., Unsecured Term Loan, 5.75%, 12/01/17		2,115	2,190,484
EMG Utica, LLC, Term Loan, 4.75%, 3/27/20		1,160	1,165,081
Gibson Energy ULC, Term Loan B, 4.75%, 6/15/18		2,028	2,055,048
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		1,017	1,022,438
Offshore Group Investments Ltd., Term Loan B, 5.75%, 3/28/19		630	638,272
Panda Temple Power LCC, Term Loan, 8.25%, 4/09/19		940	958,800
Philadelphia Solutions Energy, Inc., Term Loan B, 6.25%, 3/19/18		1,565	1,592,388
Plains Exploration & Production, 7-Year Term Loan B, 4.00%, 11/30/19		2,395	2,396,509
Ruby Western Pipeline Holdings LLC, Term Loan, 4.00%, 3/27/20		1,175	1,186,750
Samson Investment Co., Second Lien Term Loan, 6.00%, 9/25/18		785	793,831
Tesoro Corp., Term Loan B, 2.53%, 1/30/16		1,440	1,458,000
Total Safety US, Inc.:
1st Lien Term Loan, 5.75%, 2/21/20		1,090	1,099,538
2nd Lien Term Loan, 9.25%, 8/21/20		419	427,329
Vantage Drilling Co., Term Loan, 6.25%, 10/26/17		2,146	2,165,232

			19,149,700
Pharmaceuticals — 4.2%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17		2,639	2,663,161
Par Pharmaceutical Cos, Inc., Term Loan B, 4.25%, 9/30/19		3,468	3,499,395
Pharmaceutical Product Development, Inc., Term Loan B, 4.25%, 12/05/18		3,187	3,230,327
Quintiles Transnational Corp., Term Loan B, 4.50%, 6/08/18		1,280	1,296,020
RPI Finance Trust, Incremental Tranche 2, 4.00%, 11/09/18		242	243,706
Valeant Pharmaceuticals International, Inc.:
Refinancing Term Loan C1, 3.50%, 2/13/19		1,103	1,114,194
Refinancing Term Loan D1, 3.50%, 12/11/19		1,646	1,663,980
Warner Chilcott Corp.:
Incremental Term Loan B-1, 4.25%, 3/15/18		246	249,948
Term Loan B-1, 4.25%, 3/15/18		566	574,188
Term Loan B-2, 4.25%, 3/15/18		201	203,463

			14,738,382
Professional Services — 2.1%
Booz Allen Hamilton, Inc., Term Loan B, 4.50%, 7/31/19		1,706	1,727,755
Emdeon Inc., Term Loan B1, 5.00%, 11/02/18		1,269	1,279,680
Intertrust Group Holding BV, Term Loan B1, 4.62%, 2/07/20	EUR	1,000	1,326,419
ON Assignment, Inc., Term Loan B, 5.00%, 5/15/19	USD	563	566,800
Sirva Worldwide, Inc., Term Loan, 7.50%, 3/27/19		1,130	1,115,875
Truven Health Analytics, Inc., Term Loan B, 4.50%, 6/01/19		1,350	1,365,836

			7,382,365
Real Estate Investment Trusts (REITs) — 0.5%
iStar Financial, Inc., Term Loan, 4.50%, 9/28/17		1,628	1,645,565

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2013	29

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Real Estate Management & Development — 1.5%
Realogy Corp.:
Extended Letter of Credit, 4.45%, 10/10/16	USD	237	$240,159
Extended Synthetic Letter of Credit, 6.20%, 10/10/13		57	56,761
Extended Term Loan, 4.50%, 3/05/20		4,930	4,986,991

			5,283,911
Road & Rail — 0.9%
Genesee & Wyoming, Inc., Term Loan A, 2.70%, 9/29/17		681	681,511
RAC Ltd., Term Loan B, 5.49%—5.50%, 9/28/18	GBP	1,182	1,847,119
Road Infrastructure Investment LLC, Term Loan B, 6.25%, 3/30/18	USD	619	624,937

			3,153,567
Semiconductors & Semiconductor Equipment — 0.9%
Freescale Semiconductor, Inc., Term Loan B4, 5.00%, 3/02/20		2,130	2,159,288
NXP BV, Term Loan C, 4.75%, 1/11/20		1,027	1,050,542

			3,209,830
Software — 3.0%
Bankruptcy Management Solutions, Inc., Term Loan (Second Lien), 8.20%, 8/20/15		288	5,758
Blackboard, Inc., Term Loan B, 6.25%, 10/04/18		204	207,279
GCA Services Group, Inc.:
Second Lien Term Loan, 9.25%, 10/22/20		500	500,000
Term Loan B, 5.25%, 11/01/19		1,182	1,186,202
Infor US, Inc., Term Loan B2, 5.25%, 4/05/18		2,867	2,911,458
Kronos, Inc., Second Lien Term Loan, 9.75%, 4/30/20		925	975,875
RP Crown Parent LLC, First Lien Term Loan, 6.75%, 12/21/18		968	988,136
Sophia LP, Term Loan B, 4.50%, 7/19/18		1,383	1,398,979
SS&C Technologies, Inc.:
Term Loan B-1, 5.00%, 6/07/19		2,112	2,119,627
Term Loan B-2, 5.00%, 6/07/19		218	219,272

			10,512,586
Specialty Retail — 7.2%
Academy Ltd., Term Loan, 4.50%, 8/03/18		1,876	1,901,858
Bass Pro Group LLC, Term Loan, 4.00%, 11/20/19		1,622	1,637,098
Burlington Coat Factory Warehouse Corp., Term Loan B1, 5.50%, 2/23/17		365	369,057
David’s Bridal, Inc., Term Loan B, 5.00% - 6.25%, 10/11/19		2,185	2,212,268
Equinox Holdings, Inc., Term Loan B, 4.50%, 1/31/20		1,210	1,221,350
The Gymboree Corp., Initial Term Loan, 5.00%, 2/23/18		70	68,196
Harbor Freight Tools USA, Inc., Term Loan B, 5.50%, 11/14/17		973	985,051
Jo-Ann Stores, Inc., Term Loan, 4.00%, 3/16/18		585	590,260
Leslie’s Poolmart, Inc., Term Loan B, 4.00% - 5.25%, 10/16/19		1,958	1,984,430
Michaels Stores, Inc., Term Loan, 3.75%, 1/28/20		2,205	2,225,330
MoneyGram International, Inc., New Term Loan B, 4.25%, 3/20/20		780	786,131
Party City Holdings, Inc., Term Loan B, 4.25%, 7/29/19		2,993	3,013,687
PETCO Animal Supplies, Inc., Term Loan, 4.00%, 11/24/17		2,003	2,029,094
Reddy Ice Corp.:
1st Lien Term Loan, 6.75%, 3/28/19		1,510	1,521,325
2nd Lien, 10.75%, 11/01/19		725	728,625
Specialty Retail (concluded)
Sprouts Farmers Markets Holdings LLC, Term Loan, 4.50%, 4/23/20	USD	810	$812,025
SRAM LLC, New Term Loan B, 5.75%, 6/07/18		520	523,250
Things Remembered, Inc., Term Loan B, 8.00%, 5/24/18		1,020	1,015,261
Toys ‘R’ Us Delaware, Inc.:
Incremental Term Loan B2, 5.25%, 5/25/18		491	477,279
Term Loan B3, 5.25%, 5/25/18		253	245,495
The Yankee Candle Co., Inc., Term Loan B, 5.25%, 4/02/19		858	861,735

			25,208,805
Textiles, Apparel & Luxury Goods — 0.8%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		2,156	2,188,036
Phillips-Van Heusen Corp., Term Loan B, 3.25%, 12/19/19		690	695,575

			2,883,611
Thrifts & Mortgage Finance — 0.6%
Insight Global, Inc., First Lien Term Loan, 6.00%, 10/31/19		1,202	1,212,505
Ocwen Financial Corp., Term Loan, 5.00%, 2/15/18		1,000	1,015,750

			2,228,255
Trading Companies & Distributors — 0.4%
WESCO Distribution, Inc., Term Loan B, 4.50% - 5.75%, 12/12/19		1,352	1,365,129
Wireless Telecommunication Services — 1.8%
Cricket Communications, Inc., Term Loan, 4.75%, 10/10/19		1,307	1,313,259
MetroPCS Wireless, Inc., Term Loan B-3, 4.00% - 6.00%, 3/16/18		549	548,966
Vodafone Americas Finance 2, Inc.:
PIK Term Loan, 6.88%, 8/11/15		3,542	3,586,427
PIK Term Loan B, 6.25%, 7/11/16		825	847,687

			6,296,339
Total Floating Rate Loan Interests – 122.2%			429,390,195

Other Interests (g)	Beneficial Interest (000)
Capital Markets — 0.0%
Berkline Benchcraft Equity LLC (c)		6	—
Lear Corp. Escrow (c)		500	5,000

			5,000
Construction Materials — 0.0%
USI Senior Holdings (c)		8	—
Diversified Financial Services — 0.2%
JG Wentworth LLC Preferred Equity Interests (c)		1	716,372
Hotels, Restaurants & Leisure — 0.2%
Wembley Contigent (c)		2	525,000
Total Other Interests — 0.4%			1,246,372

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	APRIL 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Warrants (h)	Shares	Value
Auto Components — 0.0%
Lear Corp. (Expires 11/09/14)	36	$3,972
Chemicals — 0.0%
British Vita Holdings Co. (Non-Expiring)	166	—
Media — 0.0%
New Vision Holdings LLC:
(Expires 9/30/14)	19,023	29,086
(Expires 9/30/14)	3,424	6,293

		35,379
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/28/17)	251	—
HMH Holdings/EduMedia (issued/exercisable 3/09/10, 19 shares for 1 warrant, Expires 6/22/19, Strike Price $42.27)	1,501	—

		—
Total Warrants – 0.0%		39,351
Total Long-Term Investments (Cost — $521,667,456) — 150.5%		528,808,391
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (i)(j)	5,784,472	$5,784,472
Total Short-Term Securities (Cost — $5,784,472) — 1.6%		5,784,472

Options Purchased
(Cost – $25,422) – 0.0%		—
Total Investments (Cost — $527,477,350) — 152.1%		534,592,863
Liabilities in Excess of Other Assets — (52.1)%		(183,094,274)

Net Assets — 100.0%		$351,498,589

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	Convertible security.

(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(g)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(h)	Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(i)	Investments in issuers considered to be an affiliate of the Trust during the six months ended April 30, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at October 31, 2012	Net Activity	Shares Held at April 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,740,694	3,043,778	5,784,472	$1,336

(j)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of April 30, 2013 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP 2,468,000	USD 3,818,070	Goldman Sachs Group, Inc.	7/17/13	$13,830
USD 3,376,055	CAD 3,446,000	Barclays Plc	7/17/13	(38,480)
USD 1,086,924	CHF 1,011,188	Goldman Sachs Group, Inc.	7/17/13	(1,466)
USD 17,654,581	GBP 11,532,000	Barclays Plc	7/17/13	(250,390)
USD 3,740,134	GBP 2,452,000	Goldman Sachs Group, Inc.	7/17/13	(66,924)
USD 55,449,665	EUR 42,479,000	Barclays Plc	7/23/13	(523,310)
USD 1,294,988	EUR 989,899	Citigroup, Inc.	7/23/13	(9,365)
Total				$(876,105)

•	Over-the-counter options purchased as of April 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Market Value
Marsico Parent Superholdco LLC	Goldman Sachs Group, Inc.	Call	USD 942.86	12/14/19	26	—

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2013	31

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)

•	Credit default swaps—sold protection outstanding as of April 30, 2013 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	Citigroup, Inc.	12/20/15	CCC	USD 189	$12,687
Caesars Entertainment Operating Co., Inc.	5.00%	Citigroup, Inc.	12/20/15	CCC	USD 91	3,325
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD 331	33,983
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD 77	4,502
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD 131	1,980
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD 131	1,980
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD 385	921
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/16	CCC	USD 500	(6,437)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/17	CCC	USD 238	(14,330)
Caesars Entertainment Operating Co., Inc.	5.00%	Deutsche Bank AG	6/20/17	CCC	USD 339	(19,270)
Total						$19,341

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	—	$14,822,461	$14,822,461
Common Stocks	$872,592	$1,312,678	1,285,811	3,471,081
Corporate Bonds.	—	79,838,931	—	79,838,931
Floating Rate Loan Interests	—	383,381,452	46,008,743	429,390,195
Other Interests.	—	525,000	721,372	1,246,372
Warrants	3,972	—	35,379	39,351
Short-Term Securities	5,784,472	—	—	5,784,472
Options Purchased:
Credit Contracts	—	—	—	—
Unfunded Loan Commitments	—	10,349	—	10,349

Total	$6,661,036	$465,068,410	$62,873,766	$534,603,212

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[3]
Assets:
Credit contracts	—	$59,378	—	$59,378
Foreign currency exchange contracts	—	13,830	—	13,830
Liabilities:
Credit contracts	—	(40,037)	—	(40,037)
Foreign currency exchange contracts	—	(889,935)	—	(889,935)

Total	—	$(856,764)	—	$(856,764)

[3]	Derivative financial instruments are swaps and foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	APRIL 30, 2013

Consolidated Schedule of Investments (concluded)	BlackRock Floating Rate Income Trust (BGT)

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of April 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$695,930	—	—	$695,930
Liabilities:
Bank overdraft	—	$(748,742)	—	(748,742)
Loan payable	—	(143,000,000)	—	(143,000,000)

Total	$695,930	$(143,748,742)	—	$(143,052,812)

There were no transfers between Level 1 and Level 2 during the six months ended April 30, 2013.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets:
Opening Balance, as of October 31, 2012	$8,621,975	$8,096	$27,270,564	$1,394,386	—	$37,295,021
Transfers into Level 3[1]	—	1,243,697	17,983,460	—	$67,341	19,294,498
Transfers out of Level 3[2]	—	—	(9,223,137)	(7,500)	—	(9,230,637)
Accrued discounts/premiums	32,364	—	81,854	—	—	114,218
Net realized gain (loss)	100,991	—	(170,077)	—	—	(69,086)
Net change in unrealized appreciation/depreciation[3]	646,691	34,018	1,309,891	76,486	(31,962)	2,035,124
Purchases	6,863,264	—	19,641,378	—	—	26,504,642
Sales	(1,442,824)	—	(10,885,190)	(742,000)	—	(13,070,014)

Closing Balance, as of April 30, 2013	$14,822,461	$1,285,811	$46,008,743	$721,372	$35,379	$62,873,766

[1]

Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period. As of October 31, 2012, the Trust used observable inputs in determining the value of certain investments. As of April 30, 2013, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $19,294,498 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]

Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period. As of October 31, 2012, the Trust used significant unobservable inputs in determining the value of certain investments. As of April 30, 2013, the Trust used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $9,230,637 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of April 30, 2013 was $1,514,489.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of April 30, 2013. A significant change in third party pricing information could result in a significantly lower or higher value of such Level 3 investments. The table does not include Level 3 investments with values based upon third party pricing information without adjustment. The value of Level 3 investments valued using third party pricing information is $57,159,246.

	Value	Valuation Techniques	Unobservable Inputs[4]	Range of Unobservable Inputs Utilized
Assets:
Floating Rate Loan Interests	$2,100,000	Estimated Cash Flow	Call Price	100
	851,485	Cost[5]	N/A	—
	1,712,395	Discounted Cash Flow	Yield	9.50%
	1,015,261	Market Comparable Yield Analysis	Yield	8.125%
Warrants	35,379	Estimated Recovery Value	Distribution Rate	$1.36 — $1.63 Per Warrant

Total	$5,714,520

[4]	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Call Price	Increase	Decrease
Yield	Decrease	Increase
Distribution Rate	Decrease	Increase

[5]

The Trust fair values certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Trust.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2013	33

Schedule of Investments April 30, 2013 (Unaudited)	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)		Value

ABFC Trust, Series 2006-OPT3, Class A3B, 0.36%, 11/25/36 (a)	USD	26,440		$14,014,284
ACAS CLO Ltd., Series 2013-1A, Class D, 4.09%, 4/20/25 (a)(b)		2,500		2,387,500
Adirondack Park CLO Ltd., Series 2013-1A (a)(b):
Class D, 3.93%, 4/15/24		3,250		3,152,500
Class E, 4.93%, 4/15/24		2,000		1,772,000
ALM V Ltd., Series 2012-5A, Class C, 4.79%, 2/13/23 (a)(b)		4,000		4,000,000
AMMC CLO XII Ltd., Series 2013-12A, Class D1, 4.03%, 5/10/25 (a)(b)		1,000		953,400
Apidos CLO XII, Series 2013-12A, Class D, 3.32%, 4/15/25 (a)(b)		1,000		921,900
ARES XXVI CLO Ltd., Series 2013-1A, Class D, 4.06%, 4/15/25 (a)(b)		2,000		1,840,000
Atrium CDO Corp., Series 10A (a)(b)(c):
Class D, 3.78%, 7/16/25		1,000		967,000
Class E, 4.78%, 7/16/25		2,000		1,811,000
Benefit Street Partners CLO Ltd., Series 2012-IA, Class C, 4.78%, 10/15/23 (a)(b)		2,750		2,701,875
BlueMountain CLO Ltd., Series 2013-1A, Class C, 3.68%, 5/15/25 (a)(b)(c)		1,000		943,100
Brookside Mill CLO Ltd., Series 2013-1A, Class D, 3.33%, 4/17/25 (a)(b)(c)		1,250		1,165,125
Carlyle Global Market Strategies CLO Ltd. (a)(b):
Series 2012-4A, Class D, 4.78%, 1/20/25		1,350		1,350,000
Series 2013-2A, Class D, 4.06%, 4/18/25		1,250		1,206,250
Carrington Mortgage Loan Trust, Series 2006-FRE2 (a):
Class A2, 0.32%, 10/25/36		8,470		4,805,609
Class A5, 0.28%, 10/25/36		8,982		5,074,422
Central Park CLO Ltd., Series 2011-1A, Class D, 3.48%, 7/23/22 (a)(b)		2,250		2,148,750
CIFC Funding Ltd., Series 2012-1A, Class B1L, 5.54%, 8/14/24 (a)(b)		2,000		2,020,000
Citigroup Mortgage Loan Trust, Inc., Series 2005-HE3, Class M2, 0.68%, 9/25/35 (a)		4,800		3,812,750
Credit Based Asset Servicing Trust, Series 2006-CB7, Class A4, 0.36%, 10/25/36 (a)		11,441		7,303,065
ECP CLO Ltd., Series 2013-5A, Class C, 3.78%, 1/20/15 (a)(b)		2,500		2,325,000
Fieldstone Mortgage Investment Trust, Series 2006-3 (a):
Class 2A3, 0.36%, 11/25/36		14,908		7,671,219
Class 2A4, 0.44%, 11/25/36		13,831		7,151,506
Fremont Home Loan Trust, Class 2A3 (a):
Series 2006-A, 0.36%, 5/25/36		29,467		15,038,304
Series 2006-D, 0.35%, 11/25/36		27,387		12,364,147
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class D, 3.56%, 4/25/25 (a)(b)(c)		1,250		1,183,500
GSAMP Trust (a):
Series 2005-AHL2, Class A2C, 0.44%, 12/25/35		8,672		7,265,288
Series 2007-FM2, Class A2B, 0.29%, 1/25/37		10,278		5,784,432
Halcyon Loan Advisors Funding Ltd., Series 2013-1A, Class C, 3.78%, 4/15/25 (a)(b)		2,000		1,888,800
Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-E, Class 2A3, 0.37%, 4/25/37 (a)		15,940		9,766,725
ING IM CLO Ltd., Series 2013-2A (a)(b):
Class C, 3.78%, 4/25/25		1,000		941,000
Class D, 5.28%, 4/25/25		500		442,500
Lehman XS Trust, Series 2007-1, Class 2A1, 5.88%, 2/25/37 (a)		12,913		11,758,059
Mastr Asset Backed Securities Trust, Series 2006-HE2, Class A3, 0.35%, 6/25/36 (a)		14,967		7,876,599

Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A3, 0.35%, 11/25/36 (a)	USD	17,581		$8,151,760
Morgan Stanley Mortgage Loan Trust, Series 2006-12XS, Class A4, 6.01%, 10/25/36 (d)		4,215		2,547,570
Mountain View CLO Ltd., Series 2013-1A, Class D, 3.55%, 4/12/24 (a)(b)(c)		750		703,125
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class C, 4.56%, 1/15/24 (a)(b)		1,000		980,000
OHA Credit Partners VII Ltd., Series 2012-7A, Class D, 4.29%, 11/20/23 (a)(b)		3,000		2,925,000
OZLM Funding Ltd., Series 2012-2A, Class C, 4.63%, 10/30/23 (a)(b)		2,000		1,995,800
Race Point V CLO Ltd., Series 2011-5A, Class E, 6.78%, 12/15/22 (a)(b)		1,500		1,500,000
Renaissance Home Equity Loan Trust, Series 2007-3 (d):
Class AF2, 7.00%, 9/25/37		5,000		3,055,400
Class AF3, 7.24%, 9/25/37		10,000		6,109,420
Saxon Asset Securities Trust, Series 2007-3, Class 2A3, 0.60%, 9/25/47 (a)		5,000		2,814,280
Scholar Funding Trust, Series 2013-A, Class R, 0.00%, 1/30/45 (a)(b)		—	(e)	4,121,880
WaMu Asset-Backed Certificates Trust, Series 2007-HE3, Class 2A3, 0.44%, 5/25/47 (a)		11,451		6,466,036
Total Asset-Backed Securities – 26.3%				197,177,880

Corporate Bonds
Aerospace & Defense — 0.3%
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		2,005		2,210,513
Airlines — 3.3%
Air Canada Pass-Through Trust, Series 2013-1 (b)(c):
Class B, 5.38%, 5/15/21		3,400		3,472,250
Class C, 6.63%, 5/15/18		761		761,099
Continental Airlines Pass-Through Trust:
Series 2003-ERJ1, Class RJO3, 7.88%, 1/02/20		9,610		10,234,618
Series 2007-1, Class B, 6.90%, 10/19/23		934		994,598
Series 2012-3, Class C, 6.13%, 4/29/18		678		691,560
Delta Air Lines Pass-Through Trust, Series 2012-1, Class B, 6.88%, 5/07/19 (b)(f)		5,000		5,275,000
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 11/15/21		3,100		3,185,250

				24,614,375
Auto Components — 0.5%
Dana Holding Corp., 6.75%, 2/15/21		1,257		1,376,415
Schaeffler Finance BV, 4.75%, 5/15/21 (b)		1,045		1,058,063
Titan International, Inc., 7.88%, 10/01/17 (b)		1,500		1,612,500

				4,046,978
Beverages — 0.0%
Constellation Brands, Inc., 4.25%, 5/01/23 (c)		215		215,000
Building Products — 0.7%
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (b)		375		389,531
Building Materials Corp. of America, 6.75%, 5/01/21 (b)(f)		3,125		3,460,938
Cemex SAB de CV, 5.88%, 3/25/19 (b)		200		203,500
Texas Industries, Inc., 9.25%, 8/15/20		543		604,766

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Building Products (concluded)
USG Corp., 9.75%, 1/15/18	USD	572	$679,250

			5,337,985
Chemicals — 0.5%
Celanese US Holdings LLC, 6.63%, 10/15/18		1,555	1,698,837
LyondellBasell Industries NV, 5.75%, 4/15/24 (f)		1,200	1,445,820
PetroLogistics LP/ PetroLogistics Finance Corp., 6.25%, 4/01/20 (b)		246	249,690
Tronox Finance LLC, 6.38%, 8/15/20 (b)		275	274,313

			3,668,660
Commercial Banks — 1.4%
CIT Group, Inc., 5.25%, 3/15/18 (f)		9,558	10,561,590
Commercial Services & Supplies — 0.9%
ARAMARK Holdings Corp., 5.75%, 3/15/20 (b)		672	703,920
Aviation Capital Group Corp., 6.75%, 4/06/21 (b)(f)		5,000	5,582,455

			6,286,375
Communications Equipment — 1.0%
Avaya, Inc. (b):
7.00%, 4/01/19		691	665,087
10.50%, 3/01/21		710	654,975
Zayo Group LLC/Zayo Capital, Inc., 10.13%, 7/01/20		5,000	5,912,500

			7,232,562
Construction Materials — 1.7%
HD Supply, Inc.:
8.13%, 4/15/19		2,068	2,339,425
11.00%, 4/15/20		2,900	3,567,000
7.50%, 7/15/20 (b)		6,388	6,915,010

			12,821,435
Containers & Packaging — 0.3%
Ardagh Packaging Finance Plc, 9.13%, 10/15/20 (b)		2,000	2,260,000
Distributors — 0.1%
VWR Funding, Inc., 7.25%, 9/15/17 (b)		652	694,380
Diversified Consumer Services — 0.3%
313 Group, Inc. (b):
6.38%, 12/01/19		679	684,092
8.75%, 12/01/20		660	696,300
Laureate Education, Inc., 9.25%, 9/01/19 (b)		624	706,680
Rent-A-Center, Inc., 4.75%, 5/01/21 (b)		349	351,618

			2,438,690
Diversified Financial Services — 5.5%
Aircastle Ltd., 6.25%, 12/01/19 (f)		624	695,760
Ally Financial, Inc., 8.00%, 11/01/31 (f)		9,315	12,260,869
Citigroup, Inc., Series D, 5.35% (f)(g)		3,700	3,710,197
DPL, Inc., 6.50%, 10/15/16		638	682,660
Jefferies Finance LLC/ JFIN Co-Issuer Corp., 7.38%, 4/01/20 (b)		845	878,800
Macquarie Bank Ltd./London, 10.25%, 6/20/57 (a)		10,000	11,267,500
Nuveen Investments, Inc. (b):
9.13%, 10/15/17		656	700,280
9.50%, 10/15/20		1,010	1,088,275
Reynolds Group Issuer, Inc.:
9.88%, 8/15/19		4,683	5,256,667
5.75%, 10/15/20		4,941	5,175,698

			41,716,706

Diversified Telecommunication Services — 2.2%
CenturyLink, Inc., Series V, 5.63%, 4/01/20	USD	834	$890,416
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.38%, 9/15/20 (b)		662	705,030
Consolidated Communications Finance Co., 10.88%, 6/01/20 (b)		1,264	1,455,180
Level 3 Communications, Inc., 8.88%, 6/01/19 (b)		1,234	1,363,570
Level 3 Financing, Inc., 8.13%, 7/01/19		7,722	8,513,505
Windstream Corp.:
7.88%, 11/01/17		2,003	2,338,502
7.50%, 4/01/23		320	348,800
6.38%, 8/01/23		690	714,150

			16,329,153
Electrical Equipment — 0.1%
General Cable Corp., 5.75%, 10/01/22 (b)		657	679,995
Energy Equipment & Services — 1.0%
CGG, Veritas, 6.50%, 6/01/21		2,564	2,717,840
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (b)		1,297	1,387,790
MEG Energy Corp., 6.50%, 3/15/21 (b)		1,586	1,700,985
Peabody Energy Corp. (f):
6.00%, 11/15/18		176	190,080
6.25%, 11/15/21		1,770	1,887,262

			7,883,957
Food Products — 0.1%
Pinnacle Foods Finance LLC, 4.88%, 5/01/21 (b)		395	406,356
Health Care Equipment & Supplies — 1.9%
Biomet, Inc. (b)(f):
6.50%, 8/01/20		5,795	6,316,550
6.50%, 10/01/20		4,234	4,424,530
Hologic, Inc., 6.25%, 8/01/20 (f)		3,216	3,473,280

			14,214,360
Health Care Providers & Services — 3.4%
CHS/Community Health Systems, Inc., 7.13%, 7/15/20		1,000	1,117,500
HCA, Inc., 6.50%, 2/15/20 (f)		10,643	12,292,665
Omnicare, Inc., 7.75%, 6/01/20		1,521	1,716,829
Tenet Healthcare Corp.:
6.25%, 11/01/18 (f)		6,087	6,863,092
6.75%, 2/01/20		3,171	3,440,535

			25,430,621
Hotels, Restaurants & Leisure — 6.2%
Caesars Operating Escrow LLC/Caesars Escrow Corp., 9.00%, 2/15/20 (b)(f)		5,890	5,801,650
Diamond Resorts Corp., 12.00%, 8/15/18		620	695,175
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	8,000	12,451,652
Punch Taverns Finance B Ltd., Series A6, 5.94%, 12/30/24		6,346	9,364,680
The Unique Pub Finance Co. Plc:
Series A3, 6.54%, 3/30/21		6,000	9,436,600
Series M, 7.40%, 3/28/24		6,000	8,714,572

			46,464,329
Household Durables — 1.0%
Standard Pacific Corp., 8.38%, 1/15/21	USD	2,000	2,392,500
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (b)		357	365,033
United Rentals North America, Inc., 8.25%, 2/01/21		4,204	4,792,560

			7,550,093

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2013	35

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Independent Power Producers & Energy Traders — 2.0%
The AES Corp., 4.88%, 5/15/23	USD	127	$129,540
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20 (f)		10,336	11,834,720
NRG Energy, Inc., 7.63%, 1/15/18 (f)		3,000	3,476,250

			15,440,510
Industrial Conglomerates — 0.2%
Sequa Corp., 7.00%, 12/15/17 (b)		1,341	1,361,115
Insurance — 0.3%
A-S Co-Issuer Subsidiary, Inc./ A-S Merger Sub LLC, 7.88%, 12/15/20 (b)		680	718,250
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)		1,400	1,424,500

			2,142,750
Internet Software & Services — 0.1%
Equinix, Inc., 4.88%, 4/01/20		144	150,480
VeriSign, Inc., 4.63%, 5/01/23 (b)		575	589,375

			739,855
IT Services — 2.7%
Ceridian Corp. (b):
8.88%, 7/15/19		2,007	2,355,716
11.00%, 3/15/21		742	838,460
Epicor Software Corp., 8.63%, 5/01/19		425	463,250
First Data Corp.:
7.38%, 6/15/19 (b)(f)		5,071	5,514,713
6.75%, 11/01/20 (b)		4,788	5,135,130
12.63%, 1/15/21		863	936,355
SunGard Data Systems, Inc., 6.63%, 11/01/19 (b)		5,003	5,321,941

			20,565,565
Machinery — 0.6%
Navistar International Corp., 8.25%, 11/01/21		1,077	1,121,426
Silver II Borrower/ Silver II US Holdings LLC, 7.75%, 12/15/20 (b)		640	686,400
UR Merger Sub Corp., 7.63%, 4/15/22		2,440	2,799,900

			4,607,726
Media — 5.6%
Cablevision Systems Corp., 5.88%, 9/15/22		700	708,750
CCO Holdings LLC, 5.13%, 2/15/23 (f)		7,029	7,099,290
Clear Channel Communications, Inc., 9.00%, 12/15/19 (b)		700	700,000
Clear Channel Worldwide Holdings, Inc. (f):
6.50%, 11/15/22 (b)		2,573	2,759,542
Series B 7.63%, 3/15/20		5,274	5,682,735
DISH DBS Corp. (b)(f):
4.25%, 4/01/18		1,000	982,500
5.00%, 3/15/23		5,501	5,335,970
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		1,250	1,387,500
6.63%, 12/15/22 (b)		3,270	3,539,775
Intelsat Luxembourg SA (b):
6.75%, 6/01/18		3,000	3,157,500
7.75%, 6/01/21		2,648	2,793,640
Lynx II Corp., 6.38%, 4/15/23 (b)		1,316	1,424,570
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (b)(f)		5,287	5,472,045
WaveDivision Escrow LLC/ WaveDivision Escrow Corp., 8.13%, 9/01/20 (b)		980	1,043,700

			42,087,517
Metals & Mining — 1.4%
ArcelorMittal, 6.13%, 6/01/18 (f)		1,900	2,081,249
Novelis, Inc., 8.75%, 12/15/20 (f)		7,164	8,131,140

			10,212,389

Multiline Retail — 0.1%
Dollar General Corp., 4.13%, 7/15/17 (f)	USD	643	$703,800
Oil, Gas & Consumable Fuels — 2.0%
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (b)		254	267,335
Aurora USA Oil & Gas, Inc. (b):
9.88%, 2/15/17		190	209,475
7.50%, 4/01/20		224	232,960
Bonanza Creek Energy, Inc., 6.75%, 4/15/21 (b)		99	104,445
Chesapeake Energy Corp., 5.75%, 3/15/23		1,145	1,242,325
Continental Resources, Inc., 4.50%, 4/15/23 (b)(f)		283	301,749
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (b)		383	388,745
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19 (b)		1,647	1,721,115
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21 (b)		104	106,080
Offshore Group Investment Ltd., 7.13%, 4/01/23 (b)		212	220,480
Plains Exploration & Production Co., 6.88%, 2/15/23		597	679,833
Range Resources Corp.:
5.75%, 6/01/21 (f)		2,874	3,139,845
5.00%, 8/15/22		302	321,630
Regency Energy Partners LP/Regency Energy Finance Corp., 4.50%, 11/01/23 (b)		297	307,395
Rosetta Resources, Inc., 5.63%, 5/01/21 (c)		286	298,155
Sabine Pass LNG LP, 6.50%, 11/01/20 (b)(f)		5,124	5,495,490

			15,037,057
Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (b)		427	465,430
Pharmaceuticals — 0.2%
Valeant Pharmaceuticals International, 6.75%, 8/15/21 (b)		1,276	1,409,980
Real Estate Investment Trusts (REITs) — 0.2%
Felcor Lodging LP, 6.75%, 6/01/19		1,261	1,377,643
Real Estate Management & Development — 0.7%
Realogy Corp., 7.88%, 2/15/19 (b)		2,600	2,902,250
The Realogy Group LLC/ The Sunshine Group Florida Ltd., 3.38%, 5/01/16 (b)		454	456,270
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		1,505	1,710,056

			5,068,576
Road & Rail — 0.5%
The Hertz Corp.:
4.25%, 4/01/18 (b)		400	415,500
7.38%, 1/15/21 (f)		3,075	3,482,438

			3,897,938
Software — 0.7%
Infor US, Inc., 9.38%, 4/01/19		2,400	2,736,000
Nuance Communications, Inc., 5.38%, 8/15/20 (b)		867	901,680
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (b)		1,220	1,366,400

			5,004,080

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Specialty Retail — 0.2%
Party City Holdings, Inc., 8.88%, 8/01/20 (b)	USD	623	$703,990
Sally Holdings LLC/Sally Capital, Inc., 5.75%, 6/01/22 (f)		647	697,143

			1,401,133
Trading Companies & Distributors — 0.2%
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Series 2012-1, Class B, 6.50%, 5/30/21 (b)		1,650	1,761,710
Wireless Telecommunication Services — 3.5%
Cricket Communications, Inc., 7.75%, 10/15/20		330	335,775
Crown Castle International Corp., 5.25%, 1/15/23		6,565	6,876,837
Digicel Ltd., 6.00%, 4/15/21 (b)		5,000	5,012,500
Softbank Corp., 4.50%, 4/15/20 (b)(f)		1,500	1,553,916
Sprint Capital Corp., 6.88%, 11/15/28		2,299	2,350,728
Sprint Nextel Corp., 9.00%, 11/15/18 (b)(f)		8,131	10,001,130

			26,130,886
Total Corporate Bonds – 53.7%			402,479,773

Floating Rate Loan Interests (a)
Airlines — 0.4%
Delta Air Lines, Inc., Term Loan B2, 4.25%, 4/16/16		2,993	3,018,206
Auto Components — 0.2%
Federal-Mogul Corp.:
Term Loan B, 2.14%, 12/29/14		1,321	1,251,284
Term Loan C, 2.14%, 12/28/15		674	638,410

			1,889,694
Chemicals — 0.1%
AI Chem & Cy S.C.A.:
Term Loan B1, 4.50%, 10/03/19		89	89,939
Term Loan B2, 4.50%, 10/03/19		46	46,665
Tronox Pigments (Netherlands) BV, Term Loan B, 4.50%, 2/08/18		250	253,515

			390,119
Commercial Services & Supplies — 0.2%
ADS Waste Holdings, Inc., Term Loan B, 4.25%, 10/09/19		648	656,149
ARAMARK Corp., Term Loan D, 4.00%, 9/09/19		450	454,775
AWAS Finance Luxembourg Sarl, Term Loan B, 3.50%, 6/10/16		125	126,031

			1,236,955
Communications Equipment — 0.3%
Alcatel-Lucent USA, Inc., Term Loan C, 7.25%, 1/30/19		1,496	1,532,803
Zayo Group LLC, Term Loan B, 4.50%, 7/02/19		997	1,007,981

			2,540,784
Construction Materials — 0.1%
HD Supply, Inc., Senior Debt B, 4.50%, 10/12/17		499	504,873
Consumer Finance — 0.3%
Springleaf Financial Funding Co., Term Loan, 5.50%, 5/10/17		2,299	2,305,748
Distributors — 0.1%
ABC Supply, Inc., Term Loan, 3.50%, 4/20/20		600	604,746

Diversified Consumer Services — 0.2%
Bright Horizons Family Solutions, Inc., Term Loan B, 4.00%—5.25%, 1/16/20	USD	499	$503,114
ServiceMaster Co., Term Loan, 4.25%, 1/31/17		429	432,138
Weight Watchers International, Inc., Term Loan B2, 3.75%, 4/02/20		500	498,315

			1,433,567
Diversified Telecommunication Services — 0.3%
Level 3 Financing, Inc., Term Loan, 4.75%, 8/01/19		2,250	2,273,063
Electronic Equipment, Instruments & Components — 0.0%
CDW LLC, Term Loan, 3.50%, 4/30/20		300	300,564
Energy Equipment & Services — 0.4%
Dynergy Holdings, Inc.:
Term Loan B1, 4.00%, 4/16/20		1,025	1,024,447
Term Loan B2, 4.00%, 4/16/20		1,640	1,639,114

			2,663,561
Food Products — 0.3%
Dole Food Co., Inc., Term Loan, 3.75%, 4/01/20		1,385	1,393,656
Pinnacle Foods Finance LLC, Term Loan G, 3.25%, 4/22/20		500	501,500

			1,895,156
Health Care Equipment & Supplies — 0.2%
Capital Safety North America Holding, Inc., Term Loan, 4.50%, 1/21/19		554	560,533
Immucor, Inc., Term Loan B2, 5.00%, 8/17/18		748	758,097

			1,318,630
Health Care Providers & Services — 0.1%
American Renal Holdings, Inc., 1st Lien Term Loan, 4.50%, 9/22/19		480	481,051
inVentiv Health, Inc., Combined Term Loan, 7.50%, 8/04/16		500	495,415
Vanguard Health Holdings Co. II LLC, Term Loan B, 3.75%, 1/29/16		80	80,920

			1,057,386
Hotels, Restaurants & Leisure — 3.4%
Harrah’s Property Co., Mezzanine Term Loan, 3.69%, 2/13/14		4,025	3,695,473
Hilton Fort Lauderdale, Mezzanine Term Loan, 7.40%, 2/22/16		10,000	10,000,000
Hilton Hotels Corp., Mezzanine Class G, 4.70%, 11/12/15		9,737	9,542,188
MGM Resorts International, Term Loan A, 3.28%, 12/20/17		1,247	1,248,434
Station Casinos, Inc., Term Loan B, 5.00%, 3/01/20		1,000	1,011,410

			25,497,505
IT Services — 0.0%
SunGard Data Systems, Inc., Term Loan E, 4.00%, 3/08/20		260	263,006
Machinery — 0.2%
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		1,247	1,255,291
Media — 1.2%
Charter Communications Operating LLC, Term Loan E, 3.00%, 4/10/20		2,000	1,994,580
Clear Channel Communications, Inc., Term Loan B, 3.85%, 1/29/16		750	687,293
Intelsat Jackson Holdings Ltd., Term Loan, 3.20%, 2/03/14		5,226	5,222,209

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2013	37

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (a)		Par (000)	Value

Media (concluded)
Univision Communications, Inc., Refi Term Loan C2, 4.75%, 3/02/20	USD	500	$504,750
Virgin Media Investment Holdings, Term Loan B, 3.50%, 2/17/20		700	700,315

			9,109,147
Metals & Mining — 0.3%
Constellium HoldCo BV, Term Loan B, 6.25%, 3/25/20		415	425,375
FMG America Finance, Inc., Term Loan, 5.25%, 10/18/17		1,995	2,029,900

			2,455,275
Oil, Gas & Consumable Fuels — 0.4%
Chesapeake Energy Corp., Unsecured Term Loan, 5.75%, 12/01/17		2,025	2,097,272
Offshore Group Investments Ltd., Term Loan B, 5.75%, 3/28/19		1,200	1,215,756

			3,313,028
Pharmaceuticals — 0.1%
Par Pharmaceutical Cos., Inc., Term Loan B, 4.25%, 9/30/19		748	754,985
Real Estate Investment Trusts (REITs) — 0.1%
iStar Financial, Inc., Term Loan, 4.50%, 9/28/17		682	689,641
Real Estate Management & Development — 0.1%
Realogy Corp., Extended Term Loan, 4.50%, 3/05/20		895	905,346
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor, Inc., Term Loan B4, 5.00%, 3/02/20		500	506,875
Specialty Retail — 0.2%
MoneyGram International, Inc., Term Loan B, 4.25%, 3/20/20		440	443,459
Party City Holdings, Inc., Refi Term Loan B, 4.25%, 7/29/19		998	1,004,562
Sprouts Farmers Markets Holdings LLC, Term Loan, 4.50%, 4/23/20		180	180,450
SRAM LLC, Term Loan B, 5.75%, 6/07/18		145	145,906

			1,774,377
Wireless Telecommunication Services — 0.4%
Vodafone Americas Finance 2, Inc., PIK Term Loan, 6.88%, 8/11/15		3,050	3,088,125
Total Floating Rate Loan Interests — 9.7%			73,045,653

Foreign Agency Obligations — 0.5%
Slovenia Government Bond, Series RS65, 4.38%, 4/02/14	EUR	2,650	3,521,363

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 18.0%
Alternative Loan Trust:
Series 2006-40T1, Class 2A5, 0.60%, 12/25/36 (a)	USD	4,310	1,728,084
Series 2006-4CB, Class 2A6, 5.50%, 4/25/36		5,869	5,509,500
Series 2006-7CB, Class 2A1, 6.50%, 5/25/36		6,018	4,180,965

Collateralized Mortgage Obligations (concluded)
Alternative Loan Trust (concluded):
Series 2006-J8, Class A5, 6.00%, 2/25/37	USD	3,651	$2,727,493
Series 2006-OA10, Class 2A1, 0.39%, 8/25/46 (a)		5,115	3,544,552
Series 2006-OC2, Class 2A3, 0.49%, 2/25/36 (a)		6,943	4,415,596
Series 2007-12T1, Class A5, 6.00%, 6/25/37		5,133	4,187,400
Series 2007-23CB, Class A1, 6.00%, 9/25/37		15,602	12,954,141
American Home Mortgage Assets Trust, Series 2006-5, Class A1, 1.10%, 11/25/46 (a)		8,016	4,712,907
CHL Mortgage Pass-Through Trust:
Series 2005-HYB9, Class 2A1, 2.81%, 2/20/36 (a)		12,689	10,791,262
Series 2006-9, Class A2, 6.00%, 5/25/36		4,422	4,125,230
Series 2007-2, Class A16, 6.00%, 3/25/37		7,157	6,707,710
Series 2007-3, Class A30, 5.75%, 4/25/37		6,506	6,011,580
Citigroup Mortgage Loan Trust, Series 2006-AR7, Class 2A3A, 5.03%, 11/25/36 (a)		12,632	8,876,729
Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 9/25/37		16,478	13,095,739
Lehman XS Trust, Series 2007-12N, Class 2A1, 0.38%, 7/25/37 (a)		14,525	9,707,831
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR2, Class A1, 0.38%, 4/25/37 (a)		9,580	8,543,896
Morgan Stanley Re-REMIC Trust, Series 2010-R5, Class 7B, 0.45%, 5/26/37 (a)(b)		22,552	11,952,458
Residential Asset Securitization Trust, Series 2006-A8, Class 2A5, 0.80%, 8/25/36 (a)		9,939	4,500,772
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, 0.95%, 5/25/47 (a)		7,803	6,797,002

			135,070,847
Commercial Mortgage-Backed Securities — 8.8%
Banc of America Commercial Mortgage Trust, Series 2008-1, Class AJ, 6.44%, 2/10/51 (a)		5,000	5,399,265
Del Coronado Trust, Series 2013-HDMZ, Class M, 5.20%, 3/15/18 (a)(b)		6,000	6,021,600
Epic Value Retail Ltd., Series VRET, Class B, 0.53%, 7/26/19 (a)	EUR	4,000	5,046,291
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20 (a):
Class AJ, 6.28%, 2/12/51	USD	5,000	5,240,015
Class B, 6.38%, 2/12/51 (b)		1,000	967,979
LB-UBS Commercial Mortgage Trust (a):
Series 2006-C4, Class AJ, 6.08%, 6/15/38		5,000	5,179,390
Series 2007-C2, Class AM, 5.49%, 2/15/40		5,000	5,347,505
London & Regional Debt Securitisation No 2 Plc, Series 2, Class A, 0.72%, 10/15/15 (a)	GBP	4,968	7,458,912
ML-CFC Commercial Mortgage Trust, Series 2006-1, Class AJ, 5.77%, 2/12/39 (a)	USD	6,000	6,271,800
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class AJ, 5.51%, 2/12/44 (a)		5,000	5,269,480
Talisman Finance Plc, Series 6, Class A, 0.39%, 10/22/16 (a)	EUR	7,460	9,268,905
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AJ, 6.12%, 2/15/51 (a)	USD	5,000	5,087,775

			66,558,917
Total Non-Agency Mortgage-Backed Securities – 26.8%			201,629,764

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Preferred Securities		Par (000)	Value

Capital Trusts
Commercial Banks — 3.9%
BNP Paribas SA, 7.20% (a)(b)(f)(g)	USD	7,500	$7,996,875
BPCE SA, 12.50% (a)(b)(g)		5,100	6,398,424
Northgroup Preferred Capital Corp., 6.38% (a)(b)(f)(g)		5,000	5,125,000
Wachovia Capital Trust III, 5.57% (a)(f)(g)		10,000	10,050,000

			29,570,299
Diversified Financial Services — 1.5%
General Electric Capital Corp., Series B, 6.25% (a)(f)(g)		5,000	5,527,660
JPMorgan Chase & Co., Series Q, 5.15% (a)(f)(g)		5,500	5,589,375

			11,117,035
Electric Utilities — 1.0%
Electricite de France SA, 5.25% (a)(b)(f)(g)		7,500	7,544,025
Insurance — 5.5%
AXA SA, 6.46% (a)(b)(f)(g)		10,000	10,075,000
Genworth Holdings, Inc., 6.15%, 11/15/66 (a)(f)		10,000	9,437,500
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(b)(f)		10,000	15,500,000
Sompo Japan Insurance, Inc., 5.33%, 3/28/73 (a)(b)(f)		6,000	6,209,730

			41,222,230
Total Capital Trusts — 11.9%			89,453,589
Preferred Stocks		Shares	Value

Aerospace & Defense — 0.4%
United Technologies Corp., 7.50%		50,000	$2,957,000
Capital Markets — 0.5%
The Goldman Sachs Group, Inc., Series J, 5.50% (a)		160,000	4,113,600
Real Estate Investment Trusts (REITs) — 2.0%
Firstar Realty LLC, 8.88% (b)		10,000	13,015,625
Suntrust Real Estate Investment Corp., 9.00% (b)		15	1,854,375

			14,870,000
Total Preferred Stocks — 2.9%			21,940,600
Total Preferred Securities — 14.8%			111,394,189

US Government Sponsored Agency Securities		Par (000)
Mortgage-Backed Securities — 4.7%
Fannie Mae Mortgage-Backed Securities, 3.00%, 5/15/43 (h)	USD	34,000	35,561,875
Total Long-Term Investments (Cost — $1,006,635,197) — 136.5%			1,024,810,497

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (i)(j)		12,116,795	12,116,795
Total Short-Term Securities (Cost — $12,116,795) — 1.6%			12,116,795
Total Investments (Cost — $1,018,751,992) — 138.1%			1,036,927,292
Liabilities in Excess of Other Assets — (38.1)%			(286,338,065)

Net Assets — 100.0%			$750,589,227

Notes to Schedule of investments
(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Morgan Stanley	$4,936,474	$72,349
Credit Suisse Group AG	$2,778,000	—
Citigroup, Inc.	$943,100	—
Bank of America Corp.	$2,563,625	$5,375
JPMorgan Chase & Co.	$298,155	$12,155

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(e)	Amount is less than $500.

(f)	All or a portion of securities with an aggregate market value of $243,088,281 have been pledged as collateral for open reverse repurchase agreements.

(g)	Security is perpetual in nature and has no stated maturity date.

(h)	Represents or includes a TBA transaction. Unsettled TBA transactions as of April 30, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation
JPMorgan Securities, Inc.	$35,561,875	$292,188

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2013	39

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

(i)	Investments in issuers considered to be an affiliate of the Trust during the period ended April 30, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at October 31, 2012	Net Activity	Shares Held at April 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	12,116,795	12,116,795	$23,563

(j)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of April 30, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Barclays Capital, Inc.	0.45%	4/01/13	Open	$9,562,500	$9,565,966
UBS Securities LLC	0.45%	4/01/13	Open	7,068,750	7,071,312
Barclays Capital, Inc.	0.45%	4/02/13	Open	5,250,000	5,251,837
Barclays Capital, Inc.	0.45%	4/02/13	Open	5,692,500	5,694,492
Barclays Capital, Inc.	0.45%	4/02/13	Open	9,387,500	9,390,786
UBS Securities LLC	0.40%	4/04/13	Open	4,606,250	4,607,581
UBS Securities LLC	0.40%	4/04/13	Open	1,293,000	1,293,374
UBS Securities LLC	0.50%	4/04/13	Open	7,059,375	7,061,924
UBS Securities LLC	0.55%	4/04/13	Open	1,776,500	1,777,206
UBS Securities LLC	0.55%	4/04/13	Open	8,765,306	8,768,788
UBS Securities LLC	0.55%	4/04/13	Open	1,599,637	1,600,273
UBS Securities LLC	0.60%	4/04/13	Open	2,800,781	2,801,995
Deutsche Bank Securities, Inc.	0.55%	4/05/13	Open	647,000	647,257
Deutsche Bank Securities, Inc.	0.55%	4/05/13	Open	268,000	268,106
Deutsche Bank Securities, Inc.	0.55%	4/05/13	Open	662,000	662,263
Deutsche Bank Securities, Inc.	0.55%	4/05/13	Open	176,000	176,070
Deutsche Bank Securities, Inc.	0.55%	4/05/13	Open	5,009,000	5,010,990
Deutsche Bank Securities, Inc.	0.55%	4/05/13	Open	623,000	623,247
UBS Securities LLC	0.55%	4/05/13	Open	4,772,118	4,774,013
UBS Securities LLC	0.55%	4/05/13	Open	876,250	876,598
UBS Securities LLC	0.55%	4/05/13	Open	3,048,750	3,049,961
UBS Securities LLC	0.55%	4/05/13	Open	9,086,393	9,090,002
UBS Securities LLC	0.55%	4/05/13	Open	4,857,431	4,859,361
UBS Securities LLC	0.55%	4/05/13	Open	9,127,890	9,131,516
Barclays Capital, Inc.	0.75%	4/08/13	Open	5,293,750	5,296,287
Credit Suisse Securities (USA) LLC	0.20%	4/09/13	Open	5,860,000	5,860,716
Deutsche Bank Securities, Inc.	0.55%	4/09/13	Open	14,186,000	14,190,768
Deutsche Bank Securities, Inc.	0.55%	4/09/13	Open	10,878,000	10,881,656
Deutsche Bank Securities, Inc.	0.55%	4/09/13	Open	4,963,000	4,964,668
UBS Securities LLC	0.50%	4/09/13	Open	8,025,000	8,027,452
UBS Securities LLC	0.50%	4/09/13	Open	6,041,348	6,043,193
Deutsche Bank Securities, Inc.	0.40%	4/11/13	Open	4,551,000	4,552,011
Deutsche Bank Securities, Inc.	0.55%	4/11/13	Open	3,111,000	3,111,951
Deutsche Bank Securities, Inc.	0.55%	4/11/13	Open	7,981,050	7,983,367
Deutsche Bank Securities, Inc.	0.55%	4/11/13	Open	3,121,125	3,122,031
Deutsche Bank Securities, Inc.	0.55%	4/11/13	Open	4,991,050	4,992,499
Deutsche Bank Securities, Inc.	0.55%	4/11/13	Open	5,036,670	5,038,132
Deutsche Bank Securities, Inc.	0.55%	4/11/13	Open	2,495,810	2,496,534
Deutsche Bank Securities, Inc.	0.45%	4/26/13	Open	5,280,000	5,280,330
Deutsche Bank Securities, Inc.	0.45%	4/26/13	Open	1,470,000	1,470,092
Deutsche Bank Securities, Inc.	0.55%	4/29/13	Open	11,007,840	11,008,008
Deutsche Bank Securities, Inc.	0.55%	4/29/13	Open	5,708,075	5,708,162
Deutsche Bank Securities, Inc.	0.55%	4/29/13	Open	3,942,912	3,942,973
Deutsche Bank Securities, Inc.	0.55%	4/30/13	Open	2,782,500	2,782,543
Total				$220,742,061	$220,808,291

•	Financial futures contracts as of April 30, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(255)	10-Year US Treasury Note	Chicago Board of Trade	June 2013	USD 34,006,641	$(586,271)
(45)	30-Year US Treasury Bond	Chicago Board of Trade	June 2013	USD 6,676,875	(328,403)
Total					$(914,674)

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

•	Foreign currency exchange contracts as of April 30, 2013 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Depreciation
USD 37,376,788	GBP 24,406,000	Bank of America Corp.	7/17/13	$(517,033)
USD 9,338,935	GBP 6,105,000	Bank of America Corp.	7/17/13	(139,955)
USD 17,659,646	EUR 13,545,000	Bank of America Corp.	7/23/13	(188,172)
Total				$(845,160)

•	Credit default swaps — sold protection outstanding as of April 30, 2013 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
Dow Jones CDX North America Investment Grade, Series 9	5.00%	Bank of America Corp.	12/20/17	AA	USD 10,000	$411,224
Markit CMBX North America BBB- Index, Series 6	3.00%	Bank of America Corp.	5/11/63	BBB-	USD 5,000	147,182
Total						$558,406

[1]	Using S&P’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$150,501,000	$46,676,880	$197,177,880
Corporate Bonds	—	402,479,773	—	402,479,773
Floating Rate Loan Interests	—	59,957,528	13,088,125	73,045,653
Foreign Agency Obligations	—	3,521,363	—	3,521,363
Non-Agency Mortgage-Backed Securities	—	189,677,306	11,952,458	201,629,764
Preferred Securities	$20,086,225	89,453,589	1,854,375	111,394,189
US Government Sponsored Agency Securities	—	35,561,875	—	35,561,875
Short-Term Securities	12,116,795	—	—	12,116,795

Total	$32,203,020	$931,152,434	$73,571,838	$1,036,927,292

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$558,406	—	$558,406
Liabilities:
Foreign currency exchange contracts	—	(845,160)	—	(845,160)
Interest rate contracts	$(914,674)	—	—	(914,674)

Total	$(914,674)	$(286,754)	—	$(1,201,428)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2013	41

Schedule of Investments (concluded)	BlackRock Multi-Sector Income Trust (BIT)

[1]

Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Trust’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of April 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$91,729	—	—	$91,729
Cash pledged as collateral for financial futures contracts	472,000	—	—	472,000
Cash pledged as collateral for swaps	600,000	—	—	600,000
Liabilities:
Bank overdraft	—	$(2,010,809)	—	(2,010,809)
Reverse repurchase agreements	—	(220,742,061)	—	(220,742,061)

Total	$1,163,729	$(222,752,870)	—	$(221,589,141)

There were no transfers between levels during the period ended April 30, 2013.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Preferred Securities	Total
Assets:
Opening Balance, as of February 27, 2013[2]	—	—	—	—	—
Transfers into Level 3[3]	—	—	—	—	—
Transfers out of Level 3[3]	—	—	—	—	—
Accrued discounts/premiums	$6,593	$1,665	$45,838	—	$54,096
Net realized gain (loss)	—	—	(142,907)	—	(142,907)
Net change in unrealized appreciation/depreciation[4]	20,349	40,826	(45,430)	—	15,745
Purchases	46,649,938	13,045,634	12,094,957	$1,854,375	73,644,904
Sales	—	—	—	—	—

Closing Balance, as of April 30, 2013	$46,676,880	$13,088,125	$11,952,458	$1,854,375	$73,571,838

[2]	Commencement of operations.

[3]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[4]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of April 30, 2013 was $15,745.

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	APRIL 30, 2013

Statements of Assets and Liabilities

April 30, 2013 (Unaudited)	BlackRock Credit Allocation Income Trust (BTZ)	BlackRock Floating Rate Income Trust (BGT)[1]	BlackRock Multi-Sector Income Trust (BIT)

Assets
Investments at value — unaffiliated[2]	$2,434,708,312	$528,808,391	$1,024,810,497
Investments at value — affiliated[3]	4,448,337	5,784,472	12,116,795
Foreign currency at value[4]	—	695,930	91,729
Cash pledged as collateral for financial futures contracts	4,017,940	—	472,000
Cash pledged as collateral for swaps	1,850,000	—	600,000
Cash pledged as collateral for centrally cleared swaps	110,000	—	—
Interest receivable	31,753,252	2,861,916	10,350,199
Investments sold receivable	3,538,849	17,019,754	3,758,728
Unrealized appreciation on swaps	1,012,626	59,378	558,406
Swap premiums paid	821,518	—	—
Variation margin receivable	490,394	—	33,750
Swaps receivable	200,020	14,061	73,750
Unrealized appreciation on foreign currency exchange contracts	—	13,830	—
Unrealized appreciation on unfunded loan commitments	—	10,349	—
Dividends receivable	4,300	—	—
Prepaid expenses	66,037	10,245	—

Total assets	2,483,021,585	555,278,326	1,052,865,854

Liabilities
Bank overdraft	—	748,742	2,010,809
Cash received as collateral for reverse repurchase agreements	8,667,000	—	—
Reverse repurchase agreements	750,036,395	—	220,742,061
Loan payable	—	143,000,000	—
Investments purchased payable	20,172,631	57,426,571	76,816,028
Swap premiums received	2,232,675	698,692	1,024,340
Investment advisory fees payable	1,236,570	306,296	564,963
Unrealized depreciation on swaps	1,768,402	40,037	—
Unrealized depreciation on foreign currency exchange contracts	19,324	889,935	845,160
Officer’s and Trustees’ fees payable	468,606	144,472	—
Interest expense payable	380,345	119,908	66,230
Income dividends payable	414,786	—	101,601
Swaps payable	420,744	—	—
Options written at value[5]	140,547	—	—
Reorganization expense payable	22,835	—	—
Other accrued expenses payable	271,831	405,084	105,435

Total liabilities	786,252,691	203,779,737	302,276,627

Net Assets	$1,696,768,894	$351,498,589	$750,589,227

Net Assets Consist of
Paid-in capital[6,7,8]	$2,620,766,280	$429,199,610	$732,349,432
Undistributed (distributions in excess of) net investment income	(2,267,698)	427,764	1,495,705
Accumulated net realized loss	(1,123,389,659)	(84,384,877)	(241,114)
Net unrealized appreciation/depreciation	201,659,971	6,256,092	16,985,204

Net Assets	$1,696,768,894	$351,498,589	$750,589,227

Net asset value	$15.70	$14.86	$19.54

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$2,226,472,690	$521,692,878	$1,006,635,197
[3] Investments at cost — affiliated	$4,448,337	$5,784,472	$12,116,795
[4] Foreign currency at cost	—	$695,906	$90,799
[5] Premiums received	$312,000	—	—
[6] Par value per share	$0.001	$0.001	$0.001
[7] Shares outstanding	108,088,170	23,656,624	38,421,624
[8] Shares authorized	unlimited	unlimited	unlimited

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2013	43

Statements of Operations

Six Months Ended April 30, 2013 (Unaudited)	BlackRock Credit Allocation Income Trust (BTZ)	BlackRock Floating Rate Income Trust (BGT)[1]	BlackRock Multi-Sector Income Trust (BIT)[2]

Investment Income
Interest	$53,275,173	$14,164,983	$7,209,724
Dividends — unaffiliated	1,118,364	—	—
Dividends — affiliated	5,003	1,336	23,563

Total income	54,398,540	14,166,319	7,233,287

Expenses
Investment advisory	6,654,494	1,800,368	1,047,688
Professional	137,358	105,704	35,054
Officer and Trustees	125,825	22,523	14,012
Accounting services	105,627	29,503	23,932
Custodian	54,732	70,952	17,174
Transfer agent	87,393	20,815	14,818
Borrowing costs[3]	—	85,794	—
Reorganization costs	60,581	—	—
Organization	—	—	33,000
Printing	16,095	9,231	6,262
Registration	8,869	4,525	3,286
Miscellaneous	46,784	26,126	10,044

Total expenses excluding interest expense	7,297,758	2,175,541	1,205,270
Interest expense	1,046,315	652,890	67,199

Total expenses	8,344,073	2,828,431	1,272,469
Less fees waived by Manager	(3,083)	(743)	(18,691)

Total expenses after fees waived	8,340,990	2,827,688	1,253,778

Net investment income	46,057,550	11,338,631	5,979,509

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	19,295,306	4,404,811	(42,606)
Financial futures contracts	2,067,701	—	99,413
Foreign currency transactions	(62,757)	1,402,601	(592,744)
Options written	(1,324,013)	—	—
Swaps	2,420,717	153,856	294,823

	22,396,954	5,961,268	(241,114)

Net change in unrealized appreciation/depreciation on:
Investments	22,895,376	6,272,957	18,175,300
Financial futures contracts	(5,433,632)	—	(914,674)
Foreign currency translations	(11,066)	(1,476,890)	(833,828)
Options written	2,124,109	—	—
Swaps	(2,376,871)	19,341	558,406
Unfunded loan commitments	—	10,349	—

	17,197,916	4,825,757	16,985,204

Total realized and unrealized gain	39,594,870	10,787,025	16,744,090

Net Increase in Net Assets Resulting from Operations	$85,652,420	$22,125,656	$22,723,599

[1] Consolidated Statement of Operations.

[2] For the period February 27, 2013 (commencement of operations) to April 30, 2013.

[3] See Note 6 of the Notes to Financial Statements for details of short-term borrowings.

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	APRIL 30, 2013

Statements of Changes in Net Assets

	BlackRock Credit Allocation Income Trust (BTZ)		BlackRock Floating Rate Income Trust (BGT)[1]
Increase (Decrease) in Net Assets:	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012

Operations
Net investment income	$46,057,550	$48,604,985	$11,338,631	$22,900,163
Net realized gain	22,396,954	2,008,796	5,961,268	505,502
Net change in unrealized appreciation/depreciation	17,197,916	72,603,230	4,825,757	15,613,331

Net increase in net assets resulting from operations	85,652,420	123,217,011	22,125,656	39,018,996

Dividends to Shareholders From
Net investment income	(48,410,759)	(48,718,467)[2]	(14,187,260)	(25,867,315)[2]

Capital Share Transactions
Reinvestment of dividends	—	—	277,776	300,131
Net proceeds from the issuance of shares due to reorganization	862,691,514	—	—	—

Net increase in net assets derived from capital share transactions	862,691,514	—	277,776	300,131

Net Assets
Total increase in net assets	899,933,175	74,498,544	8,216,172	13,451,812
Beginning of period	796,835,719	722,337,175	343,282,417	329,830,605

End of period	$1,696,768,894	$796,835,719	$351,498,589	$343,282,417

Undistributed (distributions in excess of) net investment income	$(2,267,698)	$757,568	$427,764	$3,276,393

[1]	Consolidated Statements of Changes in Net Assets.

[2]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2013	45

Statement of Changes in Net Assets	BlackRock Multi-Sector Income Trust (BIT)

Increase (Decrease) in Net Assets:	Period February 27, 2013[1] to April 30, 2013 (Unudited)

Operations
Net investment income	$5,979,509
Net realized loss	(241,114)
Net change in unrealized appreciation/depreciation	16,985,204

Net increase in net assets resulting from operations	22,723,599

Dividends to Shareholders From
Net investment income	(4,483,804)

Capital Share Transactions
Net proceeds from the issuance of shares	686,229,426
Net proceeds from the underwriter’s over allotment option exercised	46,120,006

Net increase in net assets derived from capital share transactions	732,349,432

Net Assets
Total increase in net assets	750,589,227
Beginning of period	—

End of period	$750,589,227

Undistributed net investment income	$1,495,705

[1]	Commencement of operations.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	APRIL 30, 2013

Statements of Cash Flows

Six Months Ended April 30, 2013 (Unaudited)	BlackRock Credit Allocation Income Trust (BTZ)	BlackRock Floating Rate Income Trust (BGT)[1]	BlackRock Multi- Sector Income Trust (BIT)[2]

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$85,652,420	$22,125,656	$22,723,599
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
(Increase) decrease in interest receivable	(140,808)[3]	144,333	(10,350,199)
(Increase) decrease in swaps receivable	37,198	(14,061)	(73,750)
Increase in prepaid expenses	(24,708)[3]	(665)	—
Increase in variation margin receivable	(467,303)	—	(33,750)
Decrease in dividends receivable	66,400	—	—
Increase in cash pledged as collateral for financial futures contracts	(5,197,879)[3]	—	(472,000)
(Increase) decrease in cash pledged as collateral for swaps	1,790,000	—	(600,000)
Increase in investment advisory fees payable	605,114	3,549	564,963
Increase (decrease) in interest expense payable	(64,103)	10,342	66,230
Decrease in cash received as collateral for reverse repurchase agreements	(2,502,900)	—	—
Decrease in cash received as collateral for swaps	(500,000)	—	—
Decrease in reorganization costs payable	(294,700)	—	—
Increase (decrease) in other accrued expenses payable	(1,461,999)[3]	18,095	105,435
Decrease in variation margin payable	(334,500)	—	—
Increase in swaps payable	223,941	—	—
Increase in Officer’s and Trustees’ fees payable	265,897	12,915	—
Net periodic and termination payments of swaps	3,893,638	852,548	1,319,163
Net realized and unrealized gain on investments and swaps	(42,912,293)	(8,463,010)	(18,141,976)
Amortization of premium and accretion of discount on investments and swaps	2,566,605	(802,931)	(1,472,586)
Premiums received from options written	356,773	—	—
Proceeds from sales of long-term investments	471,314,152	207,759,080	173,367,751
Purchases of long-term investments	(424,840,091)	(201,999,040)	(1,105,515,385)
Net proceeds from sales (purchases) of short-term securities	1,410,604	(3,043,778)	(12,116,795)
Premiums paid on closing options written	(4,233,638)	—	—

Cash provided by (used for) operating activities	85,207,820	16,603,033	(950,629,300)

Cash Provided by (Used for) Financing Activities
Cash receipts from issuance of common shares	—	—	732,349,432
Cash receipts from borrowings	—	154,000,000	—
Cash payments on borrowings	—	(156,000,000)	—
Net borrowings of reverse repurchase agreements	(36,198,258)	—	220,742,061
Cash dividends paid to shareholders	(48,240,752)	(13,909,484)	(4,382,203)
Increase (decrease) in bank overdraft	(826,690)[3]	(166,749)	2,010,809

Cash provided by (used for) financing activities	(85,265,700)	(16,076,233)	950,720,099

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	—	484	930

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	(57,880)	527,284	91,729
Cash and foreign currency at beginning of period	57,880	168,646	—

Cash and foreign currency at end of period	—	$695,930	$91,729

Cash Flow Information
Cash paid during the period for interest	$1,110,418	$642,548	$969

Non-cash Financing Activities
Fair value of investments acquired through reorganization	$1,252,477,573	—	—

Capital shares issued in reorganization	$762,017,323	—	—

Capital shares issued in reinvestment of dividends	—	$277,776	—

[1] Consolidated Statement of Cash Flows.
[2] For the period February 27, 2013 (commencement of operations) to April 30, 2013.
[3] Includes assets and liabilities acquired in reorganization.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2013	47

Financial Highlights	BlackRock Credit Allocation Income Trust (BTZ)

	Six Months Ended April 30, 2013 (Unaudited)		Year Ended October 31,
			2012		2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$15.37		$13.94		$14.46	$12.64	$10.59	$21.39

Net investment income[1]	0.48		0.94		0.88	0.85	0.99	1.33
Net realized and unrealized gain (loss)	0.36		1.43		(0.54)	2.14	2.54	(10.06)
Dividends to Preferred Shareholders from net investment income	—		—		(0.01)	(0.07)	(0.07)	(0.33)

Net increase (decrease) from investment operations	0.84		2.37		0.33	2.92	3.46	(9.06)

Dividends and distributions to Common Shareholders from:
Net investment income	(0.51)[2]		(0.94)[3]		(0.85)[3]	(0.81)[3]	(0.93)[3]	(0.90)[3]
Tax return of capital	—		—		—	(0.29)[3]	(0.48)[3]	(0.84)[3]

Total dividends and distributions	(0.51)		(0.94)		(0.85)	(1.10)	(1.41)	(1.74)

Net asset value, end of period	$15.70		$15.37		$13.94	$14.46	$12.64	$10.59

Market price, end of period	$14.42		$14.23		$12.08	$13.02	$10.96	$9.36

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	5.88%	[5]	18.35%		3.28%	25.16%	41.06%	(44.27)%

Based on market price	5.04%	[5]	26.44%		(0.60)%	29.98%	38.38%	(43.51)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[6]	1.15%	[7,8]	1.20%	[9]	1.09%	1.12%	1.60%	1.65%

Total expenses after fees waived and paid indirectly[6]	1.14%	[7,8]	1.20%	[9]	1.09%	1.11%	1.58%	1.65%

Total expenses after fees waived and paid indirectly and excluding interest expense[6]	1.00%	[7,8]	1.07%	[9]	0.99%	1.07%	1.24%	1.21%

Net investment income[6]	6.32%	[7]	6.53%		6.25%	6.33%	9.93%	7.63%

Dividends to Preferred Shareholders	—		—		0.09%	0.50%	0.74%	1.89%

Net investment income to Common Shareholders	6.32%	[7]	6.53%		6.16%	5.83%	9.19%	5.74%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$1,696,769		$796,836		$722,337	$749,360	$654,999	$548,612

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	—		—		—	$231,000	$231,000	$231,000

Borrowings outstanding, end of period (000)	$750,036		$373,716		$339,303	—	$61,576	$223,512

Average borrowings outstanding during the period (000)	$682,715		$312,634		$182,843	$63,660	$76,521	$107,377

Portfolio turnover	22%		37%		54%	64%	30%	126%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	—		—		—	$106,104	$95,892	$84,384

Asset coverage, end of period per $1,000	$3,262		$3,132		$3,129	—	—	—

[1]	Based on average shares outstanding.

[2]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Do not reflect the effect of dividends to Preferred Shareholders.

[7]	Annualized.

[8]

Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.14%, 1.13% and 0.99%, respectively.

[9]

Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.16%, 1.16% and 1.02%, respectively.

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	APRIL 30, 2013

Financial Highlights	BlackRock Floating Rate Income Trust (BGT)

	Six Months Ended April 30, 2013[1] (Unaudited)		Year Ended October 31,					Period January 1, 2008 to October 31, 2008		Year Ended December 31, 2007
			2012[1]		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$14.52		$13.97		$14.48	$13.29	$11.24	$17.71		$19.11

Net investment income	0.48	[2]	0.97	[2]	1.00 [2]	0.97 [2]	0.98 [2]	1.42	[2]	2.03
Net realized and unrealized gain (loss)	0.46		0.68		(0.42)	1.09	2.72	(6.62)		(1.39)
Dividends to Preferred Shareholders from net investment income	—		—		(0.00)[3]	(0.04)	(0.04)	(0.24)		(0.54)

Net increase (decrease) from investment operations	0.94		1.65		0.58	2.02	3.66	(5.44)		0.10

Dividends and distributions to Common Shareholders from:
Net investment income	(0.60)[4]		(1.10)[5]		(1.09)[5]	(0.83)[5]	(1.19)[5]	(1.03)[5]		(1.14)[5]
Tax return of capital	—		—		—	—	(0.42)[5]	—		(0.36)[5]

Total dividends and distributions	(0.60)		(1.10)		(1.09)	(0.83)	(1.61)	(1.03)		(1.50)

Net asset value, end of period	$14.86		$14.52		$13.97	$14.48	$13.29	$11.24		$17.71

Market price, end of period	$16.00		$15.07		$13.00	$14.52	$12.58	$9.63		$15.78

Total Investment Return Applicable to Common Shareholders[6]
Based on net asset value	6.56%	[7]	12.37%		4.03%	15.55%	39.51%	(31.62)%[7]		0.98%

Based on market price	10.55%	[7]	25.33%		(3.46)%	22.41%	54.14%	(34.24)%[7]		(10.92)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[8]	1.65%	[9]	1.66%		1.73%	1.43%	1.96%	2.22%	[9]	1.67%

Total expenses after fees waived and paid indirectly[8]	1.64%	[9]	1.61%		1.60%	1.25%	1.68%	1.89%	[9]	1.33%

Total expenses after fees waived and paid indirectly and excluding interest expense[8]	1.27%	[9,10]	1.25%	[11]	1.24%	1.15%	1.24%	1.21%	[9]	1.16%

Net investment income[8]	6.60%	[9]	6.87%		6.95%	7.01%	8.92%	10.56%	[9]	10.83%

Dividends to Preferred Shareholders	—		—		0.03%	0.27%	0.38%	1.75%	[9]	2.88%

Net investment income to Common Shareholders	6.60%	[9]	6.87%		6.92%	6.74%	8.54%	8.81%	[9]	7.95%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$351,499		$343,282		$329,831	$341,436	$312,872	$264,590		$417,086

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	—		—		—	$58,800	$58,800	$58,800		$243,450

Borrowings outstanding, end of period (000)	$143,000		$145,000		$122,000	$38,000	$14,000	$123,150		—

Average borrowings outstanding during the period (000)	$137,304		$126,186		$120,334	$24,321	$53,156	$71,780		$10,524

Portfolio turnover	38%		65%		89%	87%	42%	25%		41%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	—		—		—	$170,174	$158,029	$137,505		$67,849

Asset coverage, end of period per $1,000	$3,458		$3,367		$3,704	—	—	—		—

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Amount is greater than $(0.01) per share.

[4]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.

[5]	Dividends and distributions are determined in accordance with federal income tax regulations.

[6]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[7]	Aggregate total investment return.

[8]	Do not reflect the effect of dividends to Preferred Shareholders.

[9]	Annualized.

[10]	For the six months ended April 30, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 1.22%.

[11]	For the year ended October 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 1.14%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2013	49

Financial Highlights	BlackRock Multi-Sector Income Trust (BIT)

	Period February 27, 2013[1] to April 30, 2013 (Unaudited)

Per Share Operating Performance
Net asset value, beginning of period	$19.10	[2]

Net investment income[3]	0.16
Net realized and unrealized gain	0.40

Net increase from investment operations	0.56

Dividends from net investment income[4]	(0.12)

Net asset value, end of period	$19.54

Market price, end of period	$19.16

Total Investment Return[5]
Based on net asset value	2.93%	[6]

Based on market price	(3.62)%[6]

Ratios to Average Net Assets
Total expenses[7]	1.05%	[8]

Total expenses after fees waived[7]	1.03%	[8]

Total expenses after fees waived and excluding interest expense[7]	0.97%	[8]

Net investment income[6]	5.04%	[8]

Supplemental Data
Net assets, end of period (000)	$750,589

Borrowings outstanding, end of period (000)	$220,742

Average borrowings outstanding, during the period (000)	$76,441

Portfolio turnover	26%	[9]

Asset coverage, end of period per $1,000	$4,400

[1]	Commencement of operations.

[2]	Net asset value, beginning of period, reflects a reduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.

[3]	Based on average shares outstanding.

[4]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.

[5]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

[8]

Certain expenses incurred during the period February 27, 2013 to April 30, 2013 have been included in the ratio, but not annualized. If these expenses were annualized, the annualized ratio of total expenses, total expenses after fees waived, total expenses after fees waived and excluding interest expense and net investment income would have been 1.07%, 1.05%, 0.99% and 5.02%, respectively.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 16%.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	APRIL 30, 2013

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Credit Allocation Income Trust (“BTZ”) (formerly known as BlackRock Credit Allocation Income Trust IV), BlackRock Floating Rate Income Trust (“BGT”) and BlackRock Multi-Sector Income Trust (“BIT”) (collectively, the “Trusts” or individually as a “Trust”) are registered under the 1940 Act as non-diversified, closed-end management investment companies. The Trusts are organized as Delaware statutory trusts. Prior to commencement of operations on February 27, 2013, BIT had no operations other than those relating to organizational matters and the sale of 6,964 Common Shares on December 31, 2012 to BlackRock Holdco 2, Inc., an affiliate of BIT, for $133,012. Investment operations for BIT commenced on February 27, 2013. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board”, and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

Reorganization: The Board and shareholders of BTZ and the respective Boards of Directors and Board of Trustees and shareholders of each of BlackRock Credit Allocation Income Trust I, Inc. (“PSW”), BlackRock Credit Allocation Income Trust II, Inc. (“PSY”) and BlackRock Credit Allocation Income Trust IIII (“BPP”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganization of its respective Target Fund into BTZ pursuant to which BTZ acquired substantially all of the assets and substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly–issued shares of BTZ in a merger transaction.

Each shareholder of a Target Fund received shares of BTZ in an amount equal to the aggregate net asset value of such shareholder’s Target Fund shares, as determined at the close of business on December 7, 2012, less the cost of the Target Fund’s reorganization. Cash was distributed for any fractional shares.

The reorganizations were accomplished by a tax-free exchange of shares of BTZ in the following amounts and at the following conversion ratios:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares of BTZ
PSW	10,311,941	0.74476327	7,679,944
PSY	40,807,418	0.80162384	32,712,181
BPP	18,467,785	0.85922134	15,867,888

Each Target Fund’s net assets and composition of net assets on December 7, 2012, the date of the reorganization, were as follows:

	Target Funds
	PSW	PSY	BPP
Net assets	$117,764,870	$501,609,101	$243,318,554
Paid-in capital	$220,759,069	$855,557,957	$421,683,737
Undistributed (distributions in excess of) net investment income	$(271,460)	$(379,634)	$(20,963)
Accumulated net realized loss	$(117,819,600)	$(415,840,977)	$(201,649,795)
Net unrealized appreciation (depreciation)	$15,096,861	$62,271,755	$23,305,575

For financial reporting purposes, assets received and shares issued by BTZ were recorded at fair value. However, the cost basis of the investments being received from the Target Funds were carried forward to align ongoing reporting of BTZ’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of BTZ before the acquisition were $794,732,940. The aggregate net assets of BTZ immediately after the acquisition amounted to $1,657,424,622. Each Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
PSW	$173,824,678	$158,779,261
PSY	$728,147,930	$666,028,086
BPP	$354,504,965	$331,424,010

The purpose of these transactions was to combine four funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on December 10, 2012.

Assuming the acquisition had been completed on November 1, 2012 the beginning of the fiscal reporting period of BTZ, the pro forma results of operations for the six months ended April 30, 2013, are as follows:

•	Net investment income: $41,071,752

•	Net realized and change in unrealized gain/loss on investments: $60,501,185

•	Net increase/decrease in net assets resulting from operations: $101,572,937

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in BTZ’s Statement of Operations since December 10, 2012.

Reorganization costs incurred in connection with the reorganization were expensed by BTZ.

SEMI-ANNUAL REPORT	APRIL 30, 2013	51

Notes to Financial Statements (continued)

The Board of Trustees approved a change in the name of BTZ from “BlackRock Credit Allocation Income Trust IV” to “BlackRock Credit Allocation Income Trust.” This change was effective February 11, 2013.

The following is a summary of significant accounting policies followed by the Trusts:

Basis of Consolidation: BGT’s accompanying consolidated financial statements include the account of BGT Subsidiary, LLC (the “Taxable Subsidiary”), which is a wholly owned taxable subsidiary of BGT. The Taxable Subsidiary enables BGT to hold an investment in J.G. Wentworth LLC Preferred Equity Interests, an operating company and to satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investments held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BGT. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BGT. BGT may invest up to 25% of its total assets in the Taxable Subsidiary. Intercompany accounts and transactions, if any, have been eliminated.

The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BGT.

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Global Valuation Methodologies Committee is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

The Trusts value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or

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Notes to Financial Statements (continued)

asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trusts’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Trusts’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency: The Trusts’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Trusts’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Trusts’ do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Trusts report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Trusts may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Trusts may have to subsequently reinvest the proceeds at lower interest rates. If the Trusts have purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Trusts may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Trusts may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: The Trusts may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government

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Notes to Financial Statements (continued)

agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Trusts may not fully recoup their initial investment in IOs.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Trusts may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Trusts may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Trusts may invest in floating rate loan interests. The floating rate loan interests the Trusts holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Trusts may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Trusts consider these investments to be investments in debt securities for purposes of its investment policies.

When the Trusts purchase a floating rate loan interest they may receive a facility fee and when they sell a floating rate loan interest they may pay a facility fee. On an ongoing basis, the Trusts may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Trusts upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Trusts may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Trusts may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Trusts having a contractual relationship only with the lender, not with the borrower. The Trusts will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Trusts generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Trusts may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Trusts will assume the credit risk of both the borrower and the lender that is selling the Participation. The Trusts’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender

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Notes to Financial Statements (continued)

selling the Participation, the Trusts may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Trusts having a direct contractual relationship with the borrower, and the Trusts may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Reverse Repurchase Agreements: The Trusts may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Trusts sell a security to the counterparty, a bank or broker-dealer, and agree to repurchase the same security at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. During the term of the reverse repurchase agreement, the Trusts continue to receive the principal and interest payments on the security delivered to the counterparty. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Trusts may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the security that the Trusts are obligated to repurchase under the agreement may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Trusts to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Trust may receive a fee for use of the security by the counterparty, which may result in interest income to the Trust.

Reverse repurchase transactions are entered into by the Trusts under Master Repurchase Agreements (MRA) which permit the Trusts, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Trust. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Trust is posting securities as collateral with a market value in excess of the repurchase price to be paid by such Trust upon the maturity of the reverse repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Trust is considered an unsecured creditor with respect to such excess collateral and as such the return of such excess collateral may be delayed.

BIT has adopted the new disclosure requirements on offsetting in the following table. As such, the following table is a summary of BIT’s open reverse repurchase agreements by counterparty which are subject to a MRA on a net payment basis as of April 30, 2013:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount[1]
Barclays Capital, Inc.	$35,199,368	$(35,199,368)	—	—
UBS Securities LLC	80,834,549	(80,834,549)	—	—
Deutsche Bank Securities, Inc.	98,913,658	(98,913,658)	—	—
Credit Suisse Securities (USA) LLC	5,860,716	(5,860,716)	—	—

Total	$220,808,291	$(220,808,291)	—	—

[1]	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the buyer of the security under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Trusts’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Trusts’ obligation to repurchase the security.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Trust either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements and loan payable), each Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Trust engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments. Typically, the Trusts are permitted to sell, re-pledge or use collateral received from the counterparty, but counterparties typically are not permitted to sell, re-pledge or use the collateral they receive.

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Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ US federal tax returns, except BIT’s, remains open for each of the four years ended October 31, 2012. The statutes of limitations on the Trusts’ state and local tax returns, except BIT’s, may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. BIT adopted the disclosure provisions on offsetting during the current reporting period. The disclosures required have been included for BIT’s reverse repurchase agreements and derivative financial instruments in Note 1 and Note 2, respectively. Management is evaluating the impact of this guidance on BTZ’s and BGT’s financial statement disclosures.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Deferred compensation liabilities are included in Officer’s and Trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge their exposure to certain risks such as credit risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Trusts purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between a Trust and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as

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Notes to Financial Statements (continued)

initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trusts as unrealized appreciation or depreciation. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Trusts enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Trusts, help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Trusts as an unrealized gain or loss. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options: The Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Trusts purchase (write) an option, an amount equal to the premium paid (received) by the Trusts is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written).When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trusts enter into a closing transaction), the Trusts realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts write a call option, such option is “covered,” meaning that the Trusts hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement (interest rate risk) at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Trusts purchasing or selling a security at a price different from the current market value.

Swaps: The Trusts enter into swap agreements, in which a Trust and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. These payments received or made by the Trusts are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively in the Statements of Assets and Liabilities and amortized over the term of the swap. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Trusts face the CCP through a broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the swap is terminated, the Trusts will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps — The Trusts enter into credit default swaps to manage their exposure to the market or certain sectors of the market,

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Notes to Financial Statements (continued)

to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Trusts will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Interest rate swaps — The Trusts enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Trust. For OTC options purchased, each Trust bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Trust should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not, the counterparty to perform. With exchange traded purchased options and futures and centrally cleared swaps, there is minimal counterparty credit risk to the Trusts since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, US bankruptcy laws will typically allocate that shortfall on a pro rata basis across all the broker’s customers, potentially resulting in losses to the Trusts.

In order to better define its contractual rights and to secure rights that will help the Trusts mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Tust and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearinghouse for exchange traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made, which is determined at the close of business of the Trusts and additional required collateral is delivered to/pledged by the Trusts on the next business day. To the extent amounts due to the Trusts from their counterparties are not fully collateralized,

58	SEMI-ANNUAL REPORT	APRIL 30, 2013

Notes to Financial Statements (continued)

contractually or otherwise, the Trusts bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. Each Trust attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trusts’

net assets decline by a stated percentage or the Trusts fail to meet the terms of their ISDA Master Agreements, which would cause the Trusts to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

BIT has adopted the new disclosure requirements on offsetting in the following tables.

At April 30, 2013, BIT’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$33,750
Foreign currency exchange contracts	—	$845,160
Swaps	558,406	1,024,340

Total derivative assets and liabilities in the Statements of Assets and Liabilities	592,156	1,869,500

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	33,750	—

Total assets and liabilities subject to MNA	$558,406	$1,869,500

The following table presents BIT’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Trust as of April 30, 2013:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Bank of America NA	$558,406	$(558,406)	—	—	—

The following table presents BIT’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Trust as of April 30, 2013:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America NA	$1,869,500	$(558,406)	—	$(600,000)	$711,094

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.
[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

Derivative Financial Instruments Categorized by Risk Exposure:
	Fair Values of Derivative Financial Instruments as of April 30, 2013
	Asset Derivatives
		BTZ	BGT	BIT
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[3]; Unrealized appreciation on swaps; Investments at value – unaffiliated[4]	$348,880	—	—
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	—	$13,830	—
Credit contracts	Unrealized appreciation on swaps; swap premiums paid	1,781,149	59,378	$558,406

Total		$2,130,029	$73,208	$558,406

SEMI-ANNUAL REPORT	APRIL 30, 2013	59

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:
	Fair Values of Derivative Financial Instruments as of April 30, 2013
	Liability Derivatives
		BTZ	BGT	BIT
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[3]; Unrealized depreciation on swaps[2]; Options written at value	$(6,617,366)	—	$(914,674)
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	(19,324)	$(889,935)	(845,160)
Credit contracts	Unrealized depreciation on swaps; swap premiums received	(3,587,815)	(738,729)	(1,024,340)

Total		$(10,224,505)	$(1,628,664)	$(2,784,174)

[3]   Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedules of Investments. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

[4]   Includes options purchased at value as reported in the Schedules of Investments.

	The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended April 30, 2013
	Net Realized Gain (Loss) From
	BTZ	BGT	BIT
Interest rate contracts:
Financial futures contracts	$2,067,701	—	$99,413
Swaps	2,798,586	—	—
Options[1]	(2,799,979)	—	—
Foreign currency exchange contracts:
Foreign currency transactions	(59,010)	$1,595,520	(391,512)
Options[1]	(422,450)
Credit contracts:
Swaps	(377,869)	153,856	294,823

Total	$1,206,979	$1,749,376	$2,724

	Net Change in Unrealized Appreciation/Depreciation on
	BTZ	BGT	BIT
Interest rate contracts:
Financial futures contracts	$(5,433,632)	—	$(914,674)
Swaps	(1,967,121)	—	—
Options[1]	2,128,422	—	—
Foreign currency exchange contracts:
Foreign currency translations	(19,324)	$(1,530,681)	(845,160)
Credit contracts:
Swaps	(409,750)	19,341	558,406

Total	$(5,701,405)	$(1,511,340)	$(1,201,428)

[1]   Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended April 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BTZ	BGT	BIT
Financial futures contracts:
Average number of contracts purchased	705	—	—
Average number of contracts sold	2,334	—	300
Average notional value of contracts purchased	$155,740,336	—	—
Average notional value of contracts sold	$311,942,414	—	$40,683,516
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	1	6	3
Average number of contracts — US dollars sold	3 [2]	1	12 [2]
Average US dollar amounts purchased	$3,343,004	$80,773,186	$64,375,369
Average US dollar amounts sold	$5,099,933 [2]	$2,904,943	$118,835,233 [2]

60	SEMI-ANNUAL REPORT	APRIL 30, 2013

Notes to Financial Statements (continued)

	BTZ	BGT	BIT
Options:
Average number of option contracts purchased	35,000,210	26	—
Average number of option contracts written	—	—	—
Average notional value of option contracts purchased	$35,210,000	$24,514	—
Average notional value of option contracts written	—	—	—
Average number of swaption contracts purchased	6	—	—
Average number of swaption contracts written	3	—	—
Average notional value of swaption contracts purchased	$267,775,000	—	—
Average notional value of swaption contracts written	$202,500,000	—	—
Credit default swaps:
Average number of contracts — buy protection	22	—	—
Average number of contracts — sell protection	9	10	2
Average notional value — buy protection	$89,131,064	—	—
Average notional value — sell protection	$33,254,000	$2,394,388	$15,000,000
Interest rate swaps:
Average number of contracts — pays fixed rate	5	—	—
Average number of contracts — receives fixed rate	3	—	—
Average notional value — pays fixed rate	$89,800,000	—	—
Average notional value — receives fixed rate	$14,800,000	—	—

[2]	Actual contract amount shown due to limited activity.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of BTZ’s and BGT’s average weekly (average daily for BIT) net assets (including any assets attributable to borrowings) at the following annual rates:

BTZ	0.62%
BGT	0.75%
BIT	0.80%

Prior to December 10, 2012, BTZ paid the Manager an investment advisory fee computed and paid monthly based on an annual rate of 0.65%.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are shown as fees waived by Manager in the Statements of Operations.

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, BGT pays the Manager based on the BGT’s net assets (including any assets attributable to borrowings), which includes the assets of the Taxable Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager with respect to each Trust. The Manager also entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, with respect to BTZ and BIT. On June 5, 2013, the Board approved the Manager entering into a sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), an affiliate of the Manager, with respect to BIT. The Manager pays BFM, BIM and BRS, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

4. Investments:

Purchases and sales of investments including paydowns, excluding short-term securities and US government securities for the six months ended April 30, 2013, were as follows:

	Purchases	Sales
BTZ	$403,228,276	$416,662,347
BGT	$212,121,921	$197,428,349
BIT	$1,152,048,871	$146,874,646

Purchases and sales of US government securities for the six months ended April 30, 2013 were as follows:

	Purchases	Sales
BTZ	$37,170,455	$47,090,224
BIT	$30,282,542	$30,251,833

For the period ended April 30, 2013, purchases and sales of mortgage dollar rolls for BIT were $70,234,250 and $70,407,758, respectively.

SEMI-ANNUAL REPORT	APRIL 30, 2013	61

Notes to Financial Statements (continued)

Transactions in options written for the six months ended April 30, 2013 were as follows:

	Calls			Puts
BTZ	Contracts	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received
Outstanding options, beginning of period	—	$23,500	$1,274,813	—	$39,500	$1,586,812
Options written	—	180,000	162,000	—	180,000	198,000
Options exercised	—	—	—	—	—	—
Options expired	—	—	—	—	(180,000)	(198,000)
Options closed	—	(203,500)	(1,436,813)	—	(23,500)	(1,274,812)
Outstanding options, end of period	—	—	—	—	$16,000	$312,000
[1]	Amount shown is in the currency in which the transaction was denominated.

5. Income Tax Information:

As of October 31, 2012, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires October 31,	BTZ	BGT
2015	$47,850,027	$3,268,804
2016	113,355,213	24,616,531
2017	223,939,227	45,385,443
2018	15,223,841	16,526,601
2019	10,353,275	409,424
No expiration date[1]	—	94,239
Total	$410,721,583	$90,301,042

[1]	Must be utilized prior to losses subject to expiration

As of April 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BTZ	BGT	BIT
Tax cost	$2,231,034,019	$525,514,448	$1,018,751,992

Gross unrealized appreciation	$222,138,949	$14,239,069	$19,352,210
Gross unrealized depreciation	(14,016,319)	(5,160,654)	(1,176,910)

Net unrealized appreciation	$208,122,630	$9,078,415	$18,175,300

6. Borrowings:

Effective March 1, 2013, BGT was party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to BGT at any time after February 24, 2014. BGT has granted a security interest in substantially all of its assets to SSB. The SSB Agreement allows for a maximum commitment amount of $172,000,000.

Advances were made by SSB to BGT, at BGT’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, BGT pays a facility fee and utilization fee (based on the daily unused portion of the commitments). The commitment fees are waived if BGT meets certain conditions. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs. Advances to BGT as of April 30, 2013 are shown in the Statements of Assets and Liabilities as loan payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

BGT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the six months ended April 30, 2013, the daily weighted average interest rates for BGT with loans under the revolving credit agreement was 0.96%.

For the six months ended April 30, 2013, the daily weighted average interest rates from reverse repurchase agreements were as follows:

BTZ	0.33%
BIT	0.52%

7. Commitments:

The Trusts may invest in floating rate loan interests. In connection with these investments, the Trusts may also enter into unfunded floating rate loan interests. In connection with these commitments, the Trusts earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Commitment fees received in advance and unrecognized are recorded in the Statements of Assets and Liabilities as deferred income.

62	SEMI-ANNUAL REPORT	APRIL 30, 2013

Notes to Financial Statements (concluded)

Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of April 30, 2013, the BGT had the following unfunded floating rate loan interests:

Borrower	Unfunded Floating Rate Loan Interest	Value of Underlying Floating Rate Loan Interest	Unrealized Appreciation
Leslie’s Poolmart, Inc.	$32,000	$32,424	$545
Syniverse Holdings, Inc.	$1,220,000	$1,223,819	$9,804

8. Concentration, Market and Credit Risk:

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trust.

As of April 30, 2013, BTZ invested a significant portion of its assets in securities in the financials sector, BGT invested a significant portion of its assets in the consumer discretionary sector, and BIT invested a significant portion of its assets in the financials and consumer discretionary sectors. Changes in economic conditions affecting the financials and consumer discretionary sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

9. Capital Share Transactions:

The Trusts are each authorized to issue and unlimited number of $0.001 par value shares, which may be issued as either Common Shares or Preferred Shares.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended April 30, 2013	Year Ended October 31, 2012
BGT	18,776	21,103

Shares issued and outstanding increased 56,260,013 from the reorganization for the six months ended April 30, 2013 and remained constant for the year ended October 31, 2012 for BTZ.

Shares issued and outstanding for the period February 27, 2013 to April 30, 2013, increased by 36,000,000 from the initial public offering and 2,414,660 from the underwriters’ exercising the over-allotment option for BIT.

Upon commencement of operations, organization costs associated with the establishment of BIT were expensed by BIT. Offering costs incurred in connection with BIT’s offering of Common Shares have been charged against the proceeds from the initial Common Share offering in the amount of $1,503,586.

For BIT, as February 27, 2013, 6,964 shares were owned by affiliates.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Trust paid a net investment income dividend in the following amounts per share on May 30, 2013 to Common Shareholders of record on May 15, 2013:

Common Dividend Per Share
BTZ	$0.0785
BGT	$0.0775
BIT	$0.1167

Additionally, the Trusts declared a net investment income dividend on June 3, 2013 payable to Common Shareholders of record on June 14, 2013 for the same amounts as noted above.

SEMI-ANNUAL REPORT	APRIL 30, 2013	63

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Multi-Sector Income Trust (the “Trust”) met on December 17, 2012 and February 7, 2013 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement among the Manager, BlackRock Financial Management, Inc. (“BFM”), and the Trust (the “BFM Sub-Advisory Agreement”) and the sub-advisory agreement among the Manager, BlackRock Investment Management, LLC (“BIM” and together with BFM, the “Sub-Advisors”), and the Trust (the “BIM Sub-Advisory Agreement” and together with the BFM Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

At the time the Board considered the Agreements on December 17, 2012, the Board consisted of three individuals, two of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). At the time the Board considered the Agreements on February 7, 2013, the Board consisted of eleven individuals, seven of whom were Independent Board Members, and an additional two of whom would be Independent Board Members after the completion of the Trust’s initial public offering. The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services to be provided to the Trust by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the December 17, 2012 and February 7, 2013 meetings, the Board received materials specifically relating to the Agreements. The materials provided in connection with the December 17, 2012 meeting, and referred to in connection with the February 7, 2013 meeting, included information regarding (i) the investment objectives and policies of the Trust; (ii) the team of investment advisory personnel assigned to the Trust; (iii) the Trust’s management fee and estimated total operating expenses as compared with a peer group of funds as determined by Lipper, Inc. (“Lipper”); and (iv) certain anticipated direct and indirect “fallout” benefits to BlackRock from its relationship with the Trust. Periodically, the Board Members, in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds, have received other information including general information regarding BlackRock’s management of such funds, BlackRock’s management of relationships with service providers to such funds, resources devoted to compliance with such funds’ investment objectives and policies, the structure and expertise of BlackRock and BlackRock’s parent companies, BlackRock’s policies and procedures in respect of execution of portfolio transactions and other matters.

At in person meetings held on December 17, 2012 and February 7, 2013, the Board, including the Independent Board Members, reviewed materials relating to its consideration of the Agreements and unanimously approved the Advisory Agreement and the Sub-Advisory Agreements. In approving the Agreements, the Board considered, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management in general; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trust; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Trust; (f) the policies and practices of BlackRock with respect to portfolio transactions for the Trust; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Trust portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Trust and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock to the Trust. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Trust’s portfolio management team discussing the Trust’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: its compliance record, including whether other funds advised by BlackRock have operated within their investment objectives, policies and restrictions; the Trust’s investment objective, policies and restrictions; the number, education and experience of investment personnel generally and the

64	SEMI-ANNUAL REPORT	APRIL 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

Trust’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services to be provided to the Trust. BlackRock and its affiliates will provide the Trust with certain services (in addition to any such services provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates will provide the Trust with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trust; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Trust, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trust and BlackRock: In their capacity as members of the boards of directors or trustees of certain other BlackRock-advised funds, the Board Members, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other BlackRock-advised funds. The Board, however, could not consider the performance history of the Trust because the Trust was newly organized and had not yet commenced operations as of the December 17, 2012 or February 7, 2013 meetings.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trust: The Board, including the Independent Board Members, reviewed the Trust’s contractual management fee rate compared with the other funds in its Lipper category. It also compared the Trust’s total expenses to those of other comparable funds. The funds within the peer group were selected by Lipper, which is not affiliated with BlackRock.

The Board, including the Independent Board Members, reviewed six sub-categories of fees and expenses for the Trust compared with the other funds in its Lipper peer group: (i) contractual management fees; (ii) total expenses, including investment-related expenses and taxes; (iii) total expenses, excluding investment-related expenses and taxes; (iv) management fees (common and leveraged); (v) management fees (common) and (vi) non-management expenses.

The Board noted that, relative to the other funds in its Lipper peer group, the Trust was in the fourth quartile in each of the sub-categories, with the exception of non-management expenses, where the Trust was in the second quartile. The Board recognized the Trust’s relatively less favorable comparisons. While the funds selected for the Trust’s Lipper peer group were selected under Lipper’s selection methodology, the Board believed they may not represent the best comparables for the Trust. The Board noted that the underlying asset classes of the funds selected for the Lipper peer group vary substantially from each other and the Trust. In addition, the other funds were generally raised during substantially different vintage periods from the Trust, and may represent legacy pricing and management fee structures as opposed to current market rates. Further, certain of the sub-categories include investment related expenses or are affected by the degree to which a fund uses leverage. The Board noted that because the Trust assumed that it would use approximately 45% leverage, at the high-end of the indicated leverage range, which is higher than the funds’ in the Lipper peer group, its management fee (as a percentage of net assets) will appear higher than that for a fund that uses less leverage and its total annual operating expenses may be higher than that of a fund that has lower financing cost. The Board believed a subset of recently-issued taxable fixed income closed-end funds constituted a better representative comparison for the Trust. The Board compared the Trust’s expenses to such other funds and noted that the Trust’s total expenses compare favorably to the expenses of such funds.

The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

As the Trust had not yet commenced operations, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Trust. BlackRock, however, noted that it will provide the Board with such information at future meetings.

Following consideration of this information, the Board, including the Independent Board Members, concluded that the fees to be paid pursuant to the Agreements were fair and reasonable in light of the services to be provided.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Trust increase. The Board also considered the extent to which the Trust may benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Trust to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Trust.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Board noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

SEMI-ANNUAL REPORT	APRIL 30, 2013	65

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock funds may invest in affiliated exchange-traded funds without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices for BlackRock closed-end funds throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

The Board, including all of the Independent Board Members, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Trust were consistent with those generally available to other fund sponsors.

Conclusion

The Board, including a majority of the Independent Board Members, approved each of the Advisory Agreement between the Manager and the Trust, the BFM Sub-Advisory Agreement among the Manager, BFM, and the Trust and the BIM Sub-Advisory Agreement among the Manager, BIM, and the Trust. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreements, the Board, including the Independent Board Members, did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

66	SEMI-ANNUAL REPORT	APRIL 30, 2013

Officers and Trustees

Richard E. Cavanagh, Chairman of the Board and Trustee

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee

Paul L. Audet, Trustee

Michael J. Castellano, Trustee and Member of the Audit Committee

Frank J. Fabozzi, Trustee and Member of the Audit Committee

Kathleen F. Feldstein, Trustee

James T. Flynn, Trustee and Member of the Audit Committee

Henry Gabbay, Trustee

Jerrold B. Harris, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee and Member of the Audit Committee

John M. Perlowski, President and Chief Executive Officer

Anne Ackerley, Vice President

Brendan Kyne, Vice President

Robert W. Crothers, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Janey Ahn, Secretary

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Financial Management, Inc.1

New York, NY 10022

BlackRock Investment Management LLC2

Princeton, NJ 08540

BlackRock (Singapore) Limited3

079912 Singapore

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Transfer Agent

Common Shares

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

New York, NY 10036

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

[1]	For BTZ, BGT and BIT.

[2]	For BTZ and BIT.

[3]	For BIT.

SEMI-ANNUAL REPORT	APRIL 30, 2013	67

Additional Information

Proxy Results

At a special meeting of all shareholders of BlackRock Credit Allocation Income Trust IV (“BTZ”) held on November 2, 2012, the results were as follows:

The shareholders of BTZ were being asked to approve the issuance of additional common shares of BTZ in connection with the BlackRock Credit Allocation Income Trust I, Inc. Reorganization Agreement.

With respect to the Proposal, the shares of BTZ were voted as follows:

Votes For	Votes Against	Abstain
25,797,344	3,180,851	676,400

The shareholders of BTZ were being asked to approve the issuance of additional common shares of BTZ in connection with the BlackRock Credit Allocation Income Trust II, Inc. Reorganization Agreement.

With respect to the Proposal, the shares of BTZ were voted as follows:

Votes For	Votes Against	Abstain
25,747,278	3,205,633	701,681

The shareholders of BTZ were being asked to approve the issuance of additional common shares of BTZ in connection with the BlackRock Credit Allocation Income Trust III, Reorganization Agreement.

With respect to the Proposal, the shares of BTZ were voted as follows:

Votes For	Votes Against	Abstain
25,743,556	3,202,299	708,740

The shareholders of BTZ were being asked to approve the removal of BTZ’s investment policy requiring that BTZ invests at least 25% of its Managed Assets in securities of companies principally engaged in providing financial services and amending BTZ’s fundamental investment restriction regarding industry concentration to reflect the removal of such investment policy.

With respect to the Proposal, the shares of BTZ were voted as follows:

Votes For	Votes Against	Abstain
26,191,627	2,756,410	706,559

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if a fund markets itself as providing investment exposure to such instruments. To the extent a Trust uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect to each Trust.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of dividend distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Dividend distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

68	SEMI-ANNUAL REPORT	APRIL 30, 2013

Additional Information (continued)

General Information

On July 29, 2010, the Manager announced that a derivative complaint had been filed by Roy Curbow and other plaintiffs, including shareholders of BTZ on July 27, 2010 in the Supreme Court of the State of New York, New York County. The complaint names the Manager, BlackRock, Inc. and certain of the trustees, officers and portfolio managers of BTZ (collectively, the “Defendants”) as defendants. The complaint alleges, among other things, that Defendants breached fiduciary duties owed to BTZ and its Common Shareholders by redeeming AMPS, at their liquidation preference. The complaint sought, among other things, unspecified damages for losses purportedly suffered by BTZ as a result of the prior redemptions and injunctive relief preventing BTZ from redeeming AMPS at their liquidation preference in the future. On March 15, 2012, the Supreme Court of the State of New York, New York County, entered an order consolidating the above-referenced derivative action with another derivative case pending in the same court which asserted essentially the same claims. On the same date, the court also authorized plaintiffs to file an amended consolidated complaint, which they filed on April 16, 2012, asserting substantially the same claims alleged in their original complaints. Defendants filed a motion to dismiss the Consolidated Shareholder Derivative Complaint (the “Consolidated Complaint”) on July 20, 2012. On September 14, 2012, plaintiffs filed an application to hold the Defendants’ motion in abeyance and allow plaintiffs to conduct limited discovery before responding to the motion. After the parties agreed to proceed with limited discovery, plaintiffs advised Defendants they would withdraw their action and, on June 10, 2013, the parties filed a stipulation dismissing the Consolidated Complaint without prejudice, subject to approval of the court. The court dismissed the case without prejudice on June 17, 2013.

On November 15, 2010, the Manager announced the intention to redeem all of the outstanding auction market preferred shares and auction preferred shares (collectively, “AMPS”) issued by five of its taxable closed-end funds: PSW, PSY, BPP, BTZ, and BGT. All such outstanding AMPS were subsequently redeemed. The redemptions encompass all remaining taxable AMPS issued by BlackRock closed-end funds and total approximately $569 million. The AMPS were redeemed with available cash or proceeds from reverse repurchase agreement financing or a credit facility on a fund-by-fund basis and, in each case, the refinancing resulted in a lower cost of financing for each fund under then-existing market conditions.

In exchange for the shareholder plaintiff’s agreement to withdraw a previously filed motion for preliminary injunction enjoining any further redemptions of AMPS, each of these funds agreed to provide the plaintiffs in those actions with 30 days prior notice of any additional redemptions. On November 24, 2010, the Manager announced that counsel for the plaintiffs filed a motion for a preliminary injunction enjoining PSY and BTZ from redeeming outstanding AMPS pending final resolution of the underlying shareholder derivative suit. On December 23, 2010, the court denied plaintiffs’ motion for a preliminary injunction.

On November 2, 2012, shareholders of BTZ approved removing BTZ’s investment policies requiring BTZ to invest at least 25% of its Managed Assets in securities of companies principally engaged in providing financial services. “Managed Assets” as used in the foregoing means the total assets of the Trust (including any assets attributable to any or borrowings that may be outstanding) minus the sum of the accrued liabilities (other than debt representing financial leverage). Shareholders of BTZ also approved amending BTZ’s fundamental investment restriction regarding industry concentration to reflect the removal of such policy.

BTZ’s fundamental investment restriction regarding industry concentration as amended is set forth below.

BTZ may not: “Invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the US Government or by its agents or instrumentalities.”

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, except as noted above, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

SEMI-ANNUAL REPORT	APRIL 30, 2013	69

Additional Information (continued)

General Information (concluded)

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your share holder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Section 19(a) Notices

The reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on the tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

April 30, 2013

	Total Fiscal Year-to-Date Cumulative Distributions by Character				Percent of Fiscal Year-to-Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
BTZ	$0.470043	—	$0.037957	$0.508000	93%	0%	7%	100%
BIT	$0.102346	—	$0.014354	$0.116700	88%	0%	12%	100%

The Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’ When distributions exceed total return performance, the difference will incrementally reduce the Trust’s net asset value per share.

70	SEMI-ANNUAL REPORT	APRIL 30, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	APRIL 30, 2013	71

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts leverage their Common Shares, which creates risk for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CE-CAFRI-3-4/13-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Credit Allocation Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Allocation Income Trust

Date: July 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Allocation Income Trust

Date: July 2, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Credit Allocation Income Trust

Date: July 2, 2013

3